Exhibit 10.2

EXECUTION VERSION

SHAREHOLDERS AGREEMENT

among

MICHAEL KORS HOLDINGS LIMITED

and

THE SHAREHOLDERS NAMED HEREIN

Dated as of July 11, 2011

i

TABLE OF CONTENTS

(Continued)

ii

TABLE OF CONTENTS

(Continued)

Page

SCHEDULES

Schedule I	Existing Shareholders
Schedule II	New Shareholders

EXHIBITS

Exhibit A	Form of Amended and Restated Articles of Association
Exhibit B	Form of Amended and Restated Memorandum
Exhibit C	Form of Joinder
Exhibit D	China License Term Sheet
Exhibit E	Hong Kong, Macau and Taiwan License Term Sheet

iii

SHAREHOLDERS AGREEMENT

This SHAREHOLDERS AGREEMENT, dated as of July 11, 2011 (this “Agreement”), by and among Michael Kors Holdings Limited, a British Virgin Islands limited company (the “Company”), the Existing Shareholders listed on Schedule I attached hereto, and the New Shareholders listed on Schedule II attached hereto.

RECITALS

WHEREAS, the Company, the Existing Shareholders, SHL Fashion Limited, a British Virgin Islands limited company (“SHLF”), and SHL-Kors Limited, a British Virgin Islands limited company (“SHLK”), are parties to a Restructuring Agreement, dated as of July 7, 2011 (the “Restructuring Agreement”), pursuant to which, amongst other things, (i) SHLK merged with and into the Company, with the Company as the surviving company and, following such merger, (ii) SHLF merged with and into the Company, with the Company as the surviving company (the actions set forth in clauses (i) and (ii), together with related transactions contemplated by the Restructuring Agreement, the “Restructuring”);

WHEREAS, as result of the Restructuring, each Existing Shareholder has become the owner of the number of issued outstanding Ordinary Shares and/or Preference Shares set forth opposite such Existing Shareholder’s name on Schedule I attached hereto;

WHEREAS, the Restructuring is being consummated prior to, and in anticipation of, the proposed offering (the “Offering”) of up to $500,000,000 aggregate amount of Preference Shares;

WHEREAS, in connection with the closing of the Restructuring, the Company and each Existing Shareholder has agreed to execute and deliver this Agreement; and

WHEREAS, as a condition to its participation therein, each New Shareholder purchasing Preference Shares in the Offering shall execute and deliver (a) the Subscription Agreement with the Company and the Existing Shareholders (the “Subscription Agreement”) and (b) this Agreement.

Accordingly, in consideration of the mutual representations, warranties, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS; INTERPRETATION

Section 1.1 Certain Definitions. Unless the context otherwise requires, the following terms, when used in this Agreement, shall have the respective meanings given to them below (such meanings to be equally applicable to the singular and plural forms of the terms defined):

“Acceptable Securities” means any preference or preferred securities of any Person that have the substantially similar economic and legal characteristics as the Preference Shares (including lock up provisions, liquidity and registration rights and other shareholder rights and obligations as nearly equivalent as may be practicable to the lock up, liquidity and registration rights and obligations provided for herein and in the Memorandum).

“Advised Account” means any New Shareholder (or Affiliate of any New Shareholder) for whom T. Rowe Price Associates, Inc. or Fidelity Investments, Inc. is the investment adviser.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person, where “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract, as trustee or executor or otherwise. Advised Accounts that share the same investment adviser (or affiliated investment adviser) shall be deemed to be Affiliates for purposes of this Agreement.

“Ancillary Documents” means the Restructuring Agreement, the Subscription Agreement, the Articles of Association, the Memorandum and each other agreement entered into by the New Shareholders in connection with the transactions contemplated by this Agreement, the Restructuring Agreement or the Subscription Agreement.

“Articles of Association” means the amended and restated articles of association of Michael Kors Holdings Limited, in the form attached hereto as Exhibit A, as may be further amended, modified, restated or supplemented.

“Board” means the Board of Directors of the Company.

“Business Day” means a day, other than a Saturday, Sunday or any other day on which commercial banks in New York, New York are authorized or required by applicable Law to close.

“Closing” means the closing of the Offering.

“Company Sale” means (a) any sale or Transfer, in one or more related transactions, of the Company whether by sale or other Transfer of Shares, merger, consolidation, amalgamation, recapitalization or equity sale (including a sale of securities by the Company other than in the IPO), which has the effect of the direct or indirect acquisition of the Majority Voting Power in the Company from the Shareholder or Shareholders who directly or indirectly held such Majority Voting Power in the Company immediately prior to such sale; provided, that, for avoidance of doubt, a transaction that results in the Shareholder or Shareholders who held such Majority Voting Power immediately prior to such sale continuing to directly or indirectly hold (either by remaining outstanding or by being converted into voting Equity Securities of the successor or surviving entity) the Majority Voting Power in the Company or comparable voting Equity Securities of the surviving or successor entity outstanding immediately after such transaction shall not constitute a Company Sale; or (b) any sale or Transfer, other than to the Company or any wholly-owned Subsidiary of the Company, directly or indirectly, in one or more related transactions, of all or substantially all of the consolidated assets of the Company and its Subsidiaries (which may include, for the avoidance of doubt, the sale or issuance of Equity Securities of one or more Subsidiaries of the Company); provided, that, for avoidance of doubt, a transaction that results in (A) the Shareholder or Shareholders who held such Majority Voting Power of the Company immediately prior to such sale continuing to directly or indirectly hold the Majority Voting Power of the Person that acquires such assets immediately after such transaction and (B) the holders of Preference Shares immediately prior to such sale acquiring Acceptable Securities of the Person that acquires such assets immediately after such transaction shall not constitute a Company Sale. Notwithstanding the foregoing, an IPO or any broadly disseminated Public Offering of Equity Securities of the Company or any of its Subsidiaries shall not constitute a Company Sale.

“Disclosure Package” means (a) the preliminary prospectus, (b) each Free Writing Prospectus and (c) all other information that is deemed, under Rule 159 under the Securities Act, to have been conveyed to purchasers of securities at the time of sale (including a contract of sale).

“Equity Securities” means, with respect to any entity, all forms of equity securities in such entity or any successor of such entity (however designated, whether voting or non-voting), all securities convertible into or exchangeable or exercisable for such equity securities, and all warrants, options or other rights to purchase or acquire from such entity or any successor of such entity, such equity securities, or securities convertible into or exchangeable or exercisable for such equity securities, including, with respect to the Company, the Ordinary Shares and any Share Equivalents (including the Preference Shares).

“Exchange Act” means the Securities Exchange Act of 1934.

“Existing Shareholders” means the Persons listed on Schedule I attached hereto and their respective Permitted Transferees, and the term “Existing Shareholder” means any such Person.

“FINRA” means the Financial Industry Regulatory Authority, or any successor self-regulatory organization.

“Form S-3” means Form S-3 or Form F-3, as applicable, under the Securities Act as is in effect on the date hereof or any successor form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“Free Writing Prospectus” means any “free writing prospectus,” as defined in Rule 405 under the Securities Act.

“GAAP” means generally accepted accounting principles in the United States, consistently applied.

“Governmental Authority” means any federal, national, state, foreign, provincial, local or other government or any governmental, regulatory, administrative or self-regulatory authority, agency, bureau, board, commission, court, judicial or arbitral body, department, political subdivision, tribunal or other instrumentality thereof.

“Holder” means any Person owning or having the right to acquire Registrable Securities or any permitted assignee thereof.

“Intellectual Property” means all right, title and interest in or relating to intellectual property, whether protected, created or arising under the laws of the United States or any other jurisdiction, including: (a) all patents and applications therefor, including all continuations, divisionals, and continuations-in-part thereof and patents issuing thereon, along with all reissues, reexaminations and extensions thereof; (b) all trademarks, service marks, trade names, service names, brand names, trade dress rights, logos, corporate names, trade styles, logos and other source or business identifiers and general intangibles of a like nature, together with the goodwill associated with any of the foregoing, along with all applications, registrations, renewals and extensions thereof; (c) all internet domain names; (d) all copyrights and all mask work, database and design rights, whether or not registered or published, all registrations and recordations thereof and all applications in connection therewith, along with all reversions, extensions and renewals thereof; and (e) trade secrets, confidential and proprietary information and know-how.

“IPO” means the first Public Offering of Shares in a firm commitment underwriting (i) in the United States or (ii) in the United Kingdom with a listing on the London Stock Exchange, in Hong Kong on the Hong Kong Stock Exchange or any other country with a listing on an internationally recognized stock exchange (any such international exchange together with any exchange in the United States, an “Approved Exchange”) recommended by the lead managing underwriter or underwriters and approved by the Board.

“IPO Registration Statement” means the Registration Statement of the Company filed under the Securities Act with respect to the IPO.

“Law” means any statute or law (including common law), constitution, code, ordinance, rule, treaty or regulation and any Order.

“Liquid Securities” means, in the case of equity securities, that are of a class listed on one or more Approved Exchanges and that are immediately salable without contractual or legal restrictions on transfer (it being agreed that such securities shall not be deemed to be subject to legal restrictions if such securities are (A) immediately salable pursuant to Rule 144 (or applicable non U.S. equivalent to Rule 144) without volume limitations or (B) entitled to the benefits of a shelf registration or other registration rights that are immediately exercisable.

“Majority Voting Power” means, with respect to any Person, either (a) the power to elect or direct the election of a majority of the board of directors or other similar body of such Person or the power to control such Person by contract or as the managing member or general partner (or other equivalent status) of such Person or (b) direct or indirect ownership of Equity Securities representing a majority of the voting interests of such Person.

“Memorandum” means the amended and restated memorandum of association of Michael Kors Holdings Limited, in the form attached hereto as Exhibit B, as may be further amended, modified, restated or supplemented.

“New Shareholders” means the Persons listed on Schedule II attached hereto and their respective Permitted Transferees, and the term “New Shareholder” means any such Person.

“Order” means any award, injunction, judgment, decree, order, ruling, subpoena, assessment, writ or verdict or other decision issued, promulgated or entered by or with any Governmental Authority of competent jurisdiction.

“Ordinary Shares” means the ordinary shares of the Company, no par value, together with any other capital shares of the Company or any other Person into which such ordinary shares are reclassified or reconstituted (whether by merger, consolidation, recapitalization, reclassification or otherwise).

“Other Securities” means securities of the Company sought to be included in a registration (other than Registrable Securities).

“Person” means an association, a corporation, an individual, a partnership, a limited liability company, a trust or any other entity or organization, including a Governmental Authority.

“Preference Shares” means the convertible preference shares of the Company, no par value, together with any other capital shares of the Company or any other Person into which such convertible preference shares are reclassified or reconstituted (whether by merger, consolidation, recapitalization, reclassification or otherwise).

“Pro Rata Share” means, with respect to any Shareholder, a percentage interest (expressed as a percentage) that results from dividing (a) the number of Ordinary Shares held by such Shareholder by (b) the aggregate number of Ordinary Shares held by all Shareholders electing to participate in the purchase of Offered Securities pursuant to Section 2.1 (assuming the conversion of all Preference Shares held by such Shareholder or Shareholders into Ordinary Shares in each of (a) and (b) above).

“Public Offering” means a public offering of Ordinary Shares pursuant to an effective registration statement (other than on Form F-4, Form S-4, Form S-8 or any successor forms) filed by the Company under the Securities Act or any equivalent foreign securities laws.

“Qualified IPO” has the meaning ascribed to such term in the Articles of Association.

“Registrable Securities” shall mean, at any time, any Ordinary Shares beneficially owned by any Shareholder (including Ordinary Shares issuable upon the exercise of stock options or the conversion of Preference Shares). Registrable Securities held by any Shareholder will cease to be Registrable Securities when (a) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective Registration Statement,

(b) such securities have been disposed of pursuant to Rule 144 promulgated under the Securities Act, (c) following the second anniversary of the IPO, the entire amount of the Registrable Securities held by any Shareholder may be sold by such Shareholder, in the opinion of counsel reasonably satisfactory to the Company, without any limitation as to volume or manner of sale requirements pursuant to Rule 144 promulgated under the Securities Act or (d) they have ceased to be outstanding.

“Registration Expenses” means any and all expenses incident to performance of or compliance with any registration of securities, including: (a) the fees, disbursements and expenses of the Company’s counsel and accountants, including for special audits and comfort letters; (b) all expenses, including filing fees, in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to any underwriters and dealers; (c) the cost of printing or producing any underwriting agreements and blue sky or legal investment memoranda and any other documents in connection with the offering, sale or delivery of the securities to be disposed of; (d) all expenses in connection with the qualification of the securities to be disposed of for offering and sale under state securities Laws, including the reasonable fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys; (e) the filing fees and the reasonable fees and disbursements of counsel to the underwriters incident to securing any required review and qualification by FINRA of the terms of the sale of the securities to be disposed of; (f) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering; (g) all security engraving and security printing expenses; (h) all fees and expenses payable in connection with the listing of the securities on any securities exchange or automated interdealer quotation system or the rating of such securities; (i) all reasonable out of pocket costs and expenses with respect to road shows that the Company is obligated to pay pursuant to Section 4.7(o); (j) the reasonable fees and expenses of one counsel reasonably acceptable to the Company for all of the Selling Holders participating in the registration incurred in connection with any such registration; and (k) any other reasonable fees and disbursements of underwriters customarily paid by the Selling Holders, but excluding underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities.

“Registration Statement” means any registration statement filed pursuant to the Securities Act.

“Representatives” means, with respect to any Person, its Affiliates and its and their respective directors, officers, employees, managers, trustees, principals, shareholders, members, general or limited partners, agents and other representatives.

“Sale Payment” has the meaning ascribed to such term in the Memorandum.

“SEC” means the United States Securities and Exchange Commission or any successor agency.

“Securities Act” means the Securities Act of 1933.

“Selling Holders” means, with respect to any Registration Statement, any Holder whose Registrable Securities are included therein.

“Share Equivalents” means any securities convertible into or exchangeable or exercisable for Ordinary Shares, and any warrants, options or other rights to purchase or acquire Ordinary Shares or securities convertible into or exchangeable or exercisable for Ordinary Shares.

“Shareholders” means the Existing Shareholders and the New Shareholders, and the term “Shareholder” means any such Person. For the avoidance of doubt, any reference herein to any of the foregoing Persons shall also include such Person’s Permitted Transferees.

“Shares” means, collectively, Equity Securities of the Company, including the Ordinary Shares and the Preference Shares.

“Shelf Holder” means any holder of Registrable Securities that are included in the Form S-3 Shelf Registration Statement.

“Subsidiary” means, with respect to any specified Person, (a) any corporation or company more than 50% of whose voting or capital stock is, as of the time in question, directly or indirectly owned by such Person and (b) any partnership, joint venture, association, or other entity in which such Person, directly or indirectly, owns more than 50% of the equity or economic interest thereof or has the power to elect or direct the election of more than 50% of the members of the governing body of such entity.

“Transfer” means any transfer, sale, assignment, pledge, hypothecation or other disposition of any Shares, whether directly or indirectly (including by merger or sale of equity in any direct or indirect holding company, all or substantially all of whose assets consist of Shares), irrespective of whether any of the foregoing are effected voluntarily, involuntarily, by operation of Law, pursuant to judicial process or otherwise, or whether inter vivos or upon death; provided, however, that any pledge, hypothecation or grant of any security interest to an institutional lender in which the Shareholder of such Shares retains the power to vote such Shares shall not constitute a Transfer; provided, further, that any foreclosure or other realization upon such pledge, hypothecation or security interest by the creditor with respect thereto shall constitute a Transfer and shall be subject to the provisions of this Agreement. When used as a verb, “Transfer” and “Transferred” shall have the correlative meaning. In addition, “Transferee” shall have the correlative meaning.

“Voting and Lock-Up Agreement” means the Voting and Lock-up Agreement dated as of the date hereof, by and among the Company and the Existing Shareholders, as it may be amended from time to time.

Section 1.2 Terms Defined Elsewhere. The following terms are defined elsewhere in this Agreement, as indicated below:

Term	Section
Agreement	Preamble
Board Observer	5.3(b)
Company	Preamble
Confidential Information	5.2(a)
Corporate Opportunity Party	5.7
Demand	4.1(a)
Demand Registration	4.1(a)
Drag Notice	3.7(b)
Drag-Along Sale	3.7(a)
Dragged Shareholders	3.7(a)
Dragging Shareholders	3.7(a)
Excess Shares	2.1(c)
Executive Transfer	3.2(c)
Family Member	3.2(b)
Form S-3 Registration Statement	4.3(b)
Form S-3 Shelf Registration Statement	4.3(b)
Fully Participating Shareholder	2.1(c)
Initial Exercise Period	3.5(b)
Initial Purchaser	2.1(g)
Initiating Shelf Holder	4.4(a)
IPO Holdback Period	Appendix
Legend	6.1
Marketed Underwritten Shelf Take-Down	4.4(b)
New Issuance	2.1(a)
New Issuance Notice	2.1(a)
Non-Electing Shares	3.6(d)
Non-Marketed Underwritten Shelf Take-Down	4.4(c)
Non-Marketed Underwritten Shelf Take-Down Notice	4.4(d)
Notice Recipient	4.4(d)
Offer Notice	3.5(a)
Offer Price	3.5(a)
Offered Securities	2.1(a)
Offered Tag-Along Sale Shares	3.6(b)
Offering	Recitals
Offering Price	2.1(a)
Permitted Transfer	3.2
Permitted Transferee	3.2
Permitted Trust	3.2(b)
Piggyback Notice	4.2(a)
Pro Rata Take-Down Portion	4.4(f)
Proposed Purchaser	3.6(a)
Remaining ROFO Shares	3.5(c)
Requisite Percentage	3.6(c)
Restructuring	Recitals
Restructuring Agreement	Recitals
Right of First Offer Closing	3.5(f)
ROFO Confirmation Notice	3.5(d)

Term	Section
ROFO Recipients	3.5(a)
Selling Shareholders	3.6(a)
Shelf Take-Down	4.4(a)
SHLF	Recitals
SHLK	Recitals
Subscription Agreement	Recitals
Tag-Along Notice	3.6(b)
Tag-Along Rights	3.6(a)
Tag-Along Sale	3.6(a)
Tagging Shareholder	3.6(a)
Transferor	3.5(a)
Transferred Shares	3.5(a)
Underwritten Shelf Take-Down	4.4(b)
Underwritten Shelf Take-Down Notice	4.4(b)

Section 1.3 Interpretation. Unless otherwise expressly provided, for the purposes of this Agreement, the following rules of interpretation shall apply:

(a) The article and section headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation hereof.

(b) When a reference is made in this Agreement to an article or a section, paragraph, exhibit or schedule, such reference shall be to an article or a section, paragraph, exhibit or schedule hereof unless otherwise clearly indicated to the contrary.

(c) Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

(d) The words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.

(e) The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.”

(f) The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term, and words denoting any gender shall include all genders. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

(g) A reference to “$,” “U.S. dollars” or “dollars” shall mean the legal tender of the United States of America.

(h) A reference to any period of days shall be deemed to be to the relevant number of calendar days, unless otherwise specified.

(i) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(j) Unless otherwise defined, a reference to any accounting term shall have the meaning as defined under GAAP.

(k) The parties have participated jointly in the negotiation and drafting of this Agreement (including the Schedules and Exhibits hereto). In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions hereof.

(l) Any statute or Law defined or referred to herein or in any agreement or instrument that is referred to herein means such statute or Law as from time to time amended, modified or supplemented, including by succession of comparable successor statutes or Laws and references to all attachments thereto and instruments incorporated therein.

ARTICLE II

PREEMPTIVE RIGHTS

Section 2.1 Preemptive Rights.

(a) If the Company or any of its Subsidiaries proposes to issue, offer, sell or otherwise Transfer to any Person (i) Equity Securities in the Company or such Subsidiary, or (ii) any rights to subscribe for or purchase pursuant to any option or otherwise any Equity Securities of the company or any of its Subsidiaries, in each case except as provided in Section 2.2 (each, a “New Issuance”), or enter into any contracts relating to a New Issuance, the Company shall provide written notice to each Shareholder of such proposed New Issuance at least fifteen (15) Business Days in advance of the anticipated issuance date (the “New Issuance Notice”), which shall set forth the identity of the proposed purchaser, the number of Equity Securities proposed to be offered (the “Offered Securities”), the cash purchase price per security (the “Offering Price”), the anticipated issuance date and the other material terms and conditions of such New Issuance. Each Shareholder shall have the right to purchase for cash up to its Pro Rata Share of the Offered Securities (which, in the case of a New Issuance by a Subsidiary of the Company shall be determined on a look-through basis, based on its indirect percentage of the outstanding common shares of such Subsidiary), at the price per security and otherwise on the same terms and conditions as such New Issuance.

(b) A Shareholder may elect to exercise its preemptive rights with respect to such New Issuance by delivering an irrevocable written notice (a “Section 2.1 Notice”) to the Company within ten (10) Business Days after the date the New Issuance Notice is delivered, setting forth the maximum percentage of the Offered Securities that such Shareholder desires to hold following the consummation of the New Issuance. If a Shareholder does not deliver a Section 2.1 Notice in accordance with this Section 2.1, then such Shareholder shall be deemed to have elected not to exercise its preemptive rights with respect to such New Issuance. For purposes of this Article II, an exercising Shareholder may allocate its portion of the Offered Securities among one or more of its Affiliates at the discretion of such exercising Shareholder.

(c) At least three (3) Business Days prior to the consummation of any New Issuance, the Company shall provide written notice to each electing Shareholder, which shall set forth the actual issuance date (determined in accordance with the following sentence) and such electing Shareholder’s Pro Rata Share or such lesser percentage set forth in such Shareholder’s Section 2.1 Notice. For purposes of clarity, if the Company or any of its Subsidiaries consummates such New Issuance and the total number of Offered Securities to be sold is less than the number set forth in the New Issuance Notice, then each electing Shareholder shall purchase such electing Shareholder’s Pro Rata Share or such lesser percentage set forth in such Shareholder’s Section 2.1 Notice based on such reduced number of Offered Securities. Any New Issuance shall be consummated on the later of (a) the proposed issuance date for such New Issuance set forth in the New Issuance Notice and (b) the fifth (5th) Business Day following the date on which all regulatory and governmental licenses, registrations, approvals and consents required for the New Issuance are received and all applicable waiting periods have expired or been waived or terminated (provided, however, that the Company and the electing Shareholders shall each use their commercially reasonable efforts to obtain such licenses, registrations, approvals or consents). If any of the Shareholders fails to exercise its preemptive rights under this Section 2.1 or elects to exercise such rights with respect to less than such Shareholder’s full Pro Rata Share (the difference between such Shareholder’s Pro Rata Share and the number of Offered Securities for which such Shareholder exercised its preemptive rights under this Section 2.1, the “Excess Shares”), any participating Shareholder electing to exercise its rights with respect to its full Pro Rata Share (a “Fully Participating Shareholder”) shall be entitled to purchase from the Company an additional number of Offered Securities up to the aggregate number of Excess Shares, provided that such Fully Participating Shareholder shall only be entitled to purchase up to that number of Excess Shares equal to the lesser of (i) the number of Excess Shares it has elected to purchase and (ii) the number of Excess Shares equal to the product of (A) the number of Excess Shares and (B) the quotient obtained by dividing (1) the total number of Ordinary Shares then owned by such Fully Participating Shareholder by (2) the total number of Ordinary Shares then owned by all Fully Participating Shareholders exercising their rights pursuant to this sentence (assuming the conversion of all Preference Shares held by the Fully Participating Shareholders into Ordinary Shares in each of clauses (1) and (2) above).

(d) If the Shareholders do not elect to purchase all of the Offered Securities in accordance with this Section 2.1, then the Company may, within 90 days from the date of delivery of the New Issuance Notice, offer, sell or otherwise Transfer any remaining portion of the Offered Securities to any Person or Persons at a price or prices equal to or greater than the Offering Price and on other terms and conditions not more favorable in the aggregate to the other purchasers than those set forth in the New Issuance Notice. If more than 90 days elapse from the date of delivery of the New Issuance Notice without the consummation of such Transfer of the remaining portion of the Offered Securities, the Company’s right to consummate such Transfer shall expire and the Company shall be required to comply with the procedures set forth in this Section 2.1 prior to offering, selling or otherwise transferring to any Person the Offered Securities. The election by a Shareholder not to exercise its preemptive rights under this Section 2.1 in any one instance shall not affect its right (other than in respect of a reduction in its Pro Rata Share) as to any future New Issuances under this Section 2.1.

(e) Any New Issuance without first giving the Shareholders the rights described in this Section 2.1 shall be void ab initio and of no force and effect. The preemptive rights of a Shareholder hereunder may not be transferred, sold, assigned or otherwise disposed of, except to a Permitted Transferee of such Shareholder, and any purported disposition in violation hereof shall be void and of no force or effect.

(f) There shall be no liability on the part of the Company, the Board or any Shareholder if a New Issuance is not consummated for whatever reason. For the avoidance of doubt, the determination of whether to effect a New Issuance shall be in the sole and absolute discretion of the Board.

(g) Notwithstanding anything to the contrary contained herein, the preemptive rights of the Shareholders under this Section 2.1 shall be deemed satisfied with respect to any issuance of Offered Securities if within thirty (30) days following the sale of any Offered Securities by the Company to one or more Persons who are not, in each case, a holder of at least 3% of the outstanding Ordinary Shares (assuming the conversion of all Preference Shares into Ordinary Shares) or an Affiliate of such holder (each, an “Initial Purchaser”), the Company offers to sell to each Shareholder on the same terms (including the price per share) as the Initial Purchasers purchased such Offered Securities the number of Offered Securities which each Shareholder (other than any Initial Purchasers) would have been entitled to purchase with respect to such issuance of Offered Securities pursuant to Section 2.1(a).

Section 2.2 Exempt Issuances. The provisions of Section 2.1 shall not apply to issuances of securities:

(i) in connection with the Restructuring;

(ii) pursuant to the Subscription Agreement in connection with the Offering or any offering of Preference Shares pursuant to Section 5(j) of the Subscription Agreement;

(iii) pursuant to the exercise of any Shareholder’s preemptive rights under Section 2.1;

(iv) to officers, employees or directors of, or individuals who are consultants to, the Company or its Subsidiaries pursuant to any compensation arrangement adopted from time to time, profit sharing, option or other equity incentive plans (including any employee share ownership plan) approved by the Board and Equity Securities issued upon exercise of such options or rights or otherwise issued pursuant to such plans, provided that such issuance shall not exceed (a) the number of Shares for which options may be granted under the Amended and Restated Michael Kors (USA), Inc. Stock Option Plan plus (b) 2,500,000 Shares (in each case, as appropriately adjusted from time to time for any share split, reclassification, subdivision or recapitalization or any share dividend, or any corporate restructuring or reorganization), in the aggregate;

(v) to third-party service providers or other third-party business partners who are not Affiliates of the Company or any Shareholder holding at least 3% of the outstanding Ordinary Shares (assuming the conversion of all Preference Shares into

Ordinary Shares), in each case, for bona fide commercial purposes and on an arm’s length basis, provided that such issuance shall not exceed 2,500,000 Shares (in each case, as appropriately adjusted from time to time for any share split, reclassification, subdivision or recapitalization or any share dividend, or any corporate restructuring or reorganization), in the aggregate;

(vi) as consideration for the acquisition of another Person who is not an Affiliate of the Company or any Shareholder holding at least 3% of the outstanding Ordinary Shares (assuming the conversion of all Preference Shares into Ordinary Shares), by the Company by consolidation, merger, purchase of all or substantially all of the assets or other reorganization in which the Company acquires one or more divisions or lines of business or all or substantially all of the assets of such other Person or 50% or more of the voting power or equity ownership of such other Person;

(vii) (a) pursuant to a Public Offering or (b) in connection with any debt financing by the Company or any of its Subsidiaries with a Person who is not an Affiliate of the Company or any Shareholder holding at least 3% of the outstanding Ordinary Shares (assuming the conversion of all Preference Shares into Ordinary Shares);

(viii) in connection with the conversion, exchange or exercise of any Equity Securities (including, for the avoidance of doubt, the conversion of Preference Shares into Ordinary Shares) in accordance with their applicable terms (it being understood that nothing in this clause (viii) shall affect the applicability of this Article II to the issuance of any such Equity Securities);

(ix) in connection with any share split, reclassification, subdivision or recapitalization or any share dividend, or any corporate restructuring or reorganization, in each case approved by the Board, and whereby such securities are distributable on a pro rata basis to all Shareholders; or

(x) by a Subsidiary of the Company to the Company or a wholly owned direct or indirect Subsidiary of the Company.

provided, that in no event shall the total number of Shares issued pursuant to clauses (iv)(b), (v), (vi) and (vii) above exceed 5,000,000 Shares (as appropriately adjusted from time to time for any share split, reclassification, subdivision or recapitalization or any share dividend, or any corporate restructuring or reorganization), in the aggregate.

ARTICLE III

TRANSFER

Section 3.1 General Restrictions. Except as otherwise permitted in this Article III, prior to the earlier of (a) the consummation of an IPO, (b) the consummation of a Company Sale, (c) a liquidation, winding-up or dissolution of the Company and (d) the third (3rd) anniversary of the Closing, no Shareholder shall Transfer all or any portion of its Shares, or rights with respect to its Shares; it being understood that any such Transfer not in accordance with this Section 3.1 or the remainder of Article III will be deemed to constitute a Transfer by such Shareholder in violation of this Agreement, shall be void ab initio and the Company shall not recognize any such Transfer. This Article III shall not apply to any Shares sold pursuant to the Subscription Agreement in connection with the Offering.

Section 3.2 Permitted Transfers. Subject to Section 3.3, the provisions of Section 3.1 shall not apply to the following Transfers of Shares by a Shareholder (each of which shall be deemed to constitute a “Permitted Transfer,” and each Transferee of a Permitted Transfer of Shares under clause (a) through (g) are referred to herein as a “Permitted Transferee”):

(a) any Transfer of Shares by a Shareholder to an Affiliate of such Shareholder (provided, that such Affiliate remains an Affiliate of the transferring Shareholder immediately after such Transfer and such transferring Shareholder remains, jointly and severally with the Affiliate Transferee, responsible for any and all obligations and liabilities under this Agreement);

(b) in the case of a Shareholder who is an individual, any Transfer of Shares by such Shareholder to (i) the spouse or children (whether lineal or adopted) of such Shareholder (each, a “Family Member”) or (ii) any trust or similar estate planning entity established for the sole benefit of a Family Member (a “Permitted Trust”) (provided, however, that each such Permitted Trust shall provide that all of the beneficial interests therein are held by a Family Member and that the voting, managerial and operational control of such Permitted Trust remains solely with such Shareholder who establishes the Permitted Trust until the death or incapacity of such Shareholder);

(c) any Transfer of Shares by a Shareholder who is a senior executive of the Company or any of its Subsidiaries (or by such Shareholder’s estate or applicable beneficiary in the event of such Shareholder’s death) to (i) the Company or any of its Subsidiaries (ii) any of the Existing Shareholders, their respective Affiliates or, with respect to any Existing Shareholder who is an individual, such Existing Shareholder’s Family Members or Permitted Trusts, or (iii) any third party, in each case pursuant to post-termination rights set forth in such senior executive’s employment contract with the Company or any of its Subsidiaries, as applicable (an “Executive Transfer”);

(d) any Transfer of Shares by a Shareholder in connection with any tender or exchange offer, merger, consolidation, amalgamation, recapitalization or other form of business combination involving the Company that is available on the same terms to all holders of Ordinary Shares (including Ordinary Shares issuable upon the conversion of Preference Shares) and approved by the Board;

(e) any Transfer of Shares by a Shareholder consented to by the Board, if any, which consent shall be granted or withheld in the Board’s sole discretion; provided, that such Transfers shall be subject to rights of first offer in favor of the Company and the other Shareholders consistent with the procedures set forth in Section 3.5 (Rights of First Offer) and Tag-Along Rights in favor of the New Shareholders consistent with the procedures set forth in Section 3.6 (Tag-Along Rights); provided, further, that neither Michael Kors (for purposes of this Section 3.2(e) only, Michael Kors shall be deemed to include any Permitted

Transferee of Michael Kors under Section 3.2(a) and (b)) nor John Idol (for purposes of this Section 3.2(e) only, John Idol shall be deemed to include any Permitted Transferee of John Idol under Section 3.2(a) and (b)) shall effect any Transfers under this Section 3.2(e) if such Transfer (together with all other Transfers made by such Person under this Section 3.2(e)) results in Michael Kors or John Idol, as the case may be, holding less than 80% of the Shares held by such Person on the date hereof on a fully diluted basis (assuming the exercise of all stock options); provided, further, that nothing contained in this Section 3.2(e) shall prohibit Michael Kors or John Idol from participating in a Tag-Along Sale or Drag-Along Sale in accordance with the provisions of (i) Section 3.6 (Tag-Along Rights) and (ii) Section 3.7 (Drag-Along Rights);

(f) any Transfer of Shares by a Shareholder subject to, or in accordance with, the provisions of (i) Section 3.6 (Tag-Along Rights) or (ii) Section 3.7 (Drag-Along Rights);

(g) any Transfer of Shares by a Shareholder in the IPO;

(h) any Transfer of Shares by a Shareholder pursuant to Section 5(j) of the Subscription Agreement; or

(i) any Transfer of Shares by a New Shareholder that purchased at least 1,628,528 Preference Shares in the Offering if (i) such Transfer is made to a mutual fund, pension plan or other passive institutional investor which, to the knowledge of such New Shareholder, typically makes investments in Persons in the ordinary course of business for investment purposes only and not with the purpose or effect of changing or influencing the control of such Person, (ii) such Transfer (A) does not cause the Company to become a reporting company under the Exchange Act and (B) does not increase the number of record and beneficial owners of Shares to be more than 150 Persons as a result of such Transfer, (iii) as a result of such Transfer, no Person would have (together with its Affiliates) beneficial or record ownership of 50% or more of the outstanding Preference Shares or more than 50% of the Ordinary Shares for which the Preference Shares may be converted (other than to the extent such Transfer is made to Person that is a Shareholder on the date hereof) and (iv) such Transfer is subject to the rights of first offer in favor of the Company and the other Shareholders consistent with the procedures set forth in Section 3.5 (Rights of First Offer); it being understood that notwithstanding anything contained in Section 5.3 to the contrary, any Transfer made pursuant to this Section 3.2(i) shall not Transfer any Board Observer rights but shall instead Transfer the right, to the extent the transferee meets the requirements of the first sentence of Section 5.3(b), to receive copies of all materials and information provided to the members of the Board (whether in connection with a meeting, an action by written consent or otherwise), including an annual budget and business plan and any multi-year budget or business plan. Shares purchased in the Offering by New Shareholders that are Advised Accounts and have a common or Affiliated investment adviser shall be aggregated for purposes of determining whether such New Shareholder has met the threshold regarding Preference Shares purchased in the Offering

Section 3.3 Conditions to Transfers. In addition to all other terms and conditions contained in this Agreement, no Transfers (including, for the avoidance of doubt, any Transfers made after the third (3rd) anniversary of the Closing) shall be completed or effective for any purpose unless the following conditions are satisfied:

(a) prior thereto:

(i) the Transferor shall have provided to the Company, (x) at least ten (10) Business Days’ prior notice of such Transfer, (y) a certificate of the Transferor, delivered with such notice, containing a statement that such Transfer is permitted under this Article III, and (z) such other information and documents as may be reasonably requested by the Company in order for it to determine whether such Transfer is permitted under this Article III;

(ii) the Transferee shall have executed and delivered to the Company a written undertaking substantially in the form of Exhibit C attached hereto, pursuant to which such Transferee agrees (x) to be bound by the terms and conditions of this Agreement and (y) that the Shares acquired by it shall be subject to the terms of this Agreement, and the Transferee shall furnish copies of all share certificates effecting the Transfer and such other certificates, instruments and documents as the Company may request; and

(iii) all necessary third party consents to the Transfer shall have been obtained;

(b) such Transferee is not a competitor of the Company and its Subsidiaries, as determined in the reasonable discretion of the Board; provided that any private equity fund or other financial investor shall not be deemed to be a competitor of the Company;

(c) such Transfer would not violate the Securities Act or any state securities or “blue sky” Laws applicable to the Company or the Shares to be Transferred;

(d) such Transfer shall not impose liability or reporting obligations on the Company or any Shareholder in any jurisdiction, whether domestic or foreign, or result in the Company or any Shareholder becoming subject to the jurisdiction of any Governmental Authority anywhere, other than the Governmental Authorities to which the Company is then subject to such liability, reporting obligation or jurisdiction; and

(e) such Transfer shall not, in the Board’s sole discretion, have the effect of requiring the Company to, upon the consummation of such Transfer, register the Shares under Section 12(g) of the Exchange Act;

provided, however, that the provisions of (i) Section 3.3(a) through Section 3.3(e) shall not apply to a Transfer in connection with a Company Sale, in the IPO or in connection with the liquidation, winding-up or dissolution of the Company and (ii) Section 3.3(b) shall not apply to an Executive Transfer or a Transfer subject to, or in accordance with, Section 3.6 (Tag-Along Rights) or Section 3.7 (Drag-Along Rights).

Section 3.4 Effect of Permitted Transfer. Subject to the terms hereof (including Section 4.1(c)), a Permitted Transferee of a Shareholder shall be substituted for and shall enjoy the same rights and be subject to the same obligations as the transferring Shareholder hereunder with respect to the Shares Transferred to such Permitted Transferee.

Section 3.5 Right of First Offer.

(a) In the event that any Shareholder wishes to Transfer after the third (3rd) anniversary of the Closing or a New Shareholder wishes to Transfer in accordance with Section 3.2(i) (such Shareholder or New Shareholder, a “Transferor”), in one transaction or a series of related transactions, Shares to any Person, such Transferor, prior to any such Transfer, shall deliver to the Company and the non-Transferring Shareholders (collectively, the “ROFO Recipients”) written notice (the “Offer Notice”) stating (i) such Transferor’s intention to effect such a Transfer; (ii) the number of Shares proposed to be transferred by the Transferor (the “Transferred Shares”); and (iii) the material terms and conditions of such sale (including the per Share cash purchase price (the “Offer Price”)); and (iv) the proposed effective date of the sale. The failure to provide an Offer Notice shall not relieve such Transferor’s obligations and shall not limit the rights of the Company and the non-Transferring Shareholders under this Section 3.5.

(b) For a period of ten (10) Business Days (the “Initial Exercise Period”) after the last date on which the Offer Notice is deemed to have been delivered to the Company and the non-Transferring Shareholders, the Company shall have the right to purchase up to all of the Transferred Shares on the same terms and conditions as specified in the Offer Notice and as set forth in this Section 3.5. In order to exercise its right hereunder, the Company must deliver written notice to such Transferor within the Initial Exercise Period.

(c) Subject to the limitations of this Section 3.5(c), if the Company declines to purchase all of the Transferred Shares, then the non-Transferring Shareholders shall have the right on a pro-rata basis (assuming the conversion of all Preference Shares) to elect to purchase, during the Initial Exercise Period, up to all of the Transferred Shares after giving effect to those Transferred Shares elected to be purchased by the Company (the “Remaining ROFO Shares”), on the same terms and conditions as specified in the Offer Notice and as set forth in this Section 3.5. In order to exercise its rights hereunder, such non-Transferring Shareholder must provide written notice delivered to the Transferor within the Initial Exercise Period. To the extent the aggregate number of shares that the non-Transferring Shareholders desire to purchase (as evidenced in the written notices delivered to such Transferor) exceeds the Remaining ROFO Shares, each non-Transferring Shareholder so exercising shall be entitled to purchase the lesser of (x) the number of Remaining ROFO Shares it so elected to purchase and (y) its pro rata share of the Remaining ROFO Shares, which shall be equal to that number of the Remaining ROFO Shares equal to the product obtained by multiplying (x) the number of Remaining ROFO Shares by (y) a fraction, (i) the numerator of which shall be the number of Ordinary Shares held by such non-Transferring Shareholder on the date of the Offer Notice and (ii) the denominator of which shall be the number of Ordinary Shares held on the date of the Offer Notice by the non-Transferring Shareholders exercising their rights to purchase under this Section 3.5 (assuming the conversion of all Preference Shares into Ordinary Shares in each of the numerator and the denominator).

(d) Upon the earlier to occur of (i) the expiration of the Initial Exercise Period or (ii) the time when such Transferor has received written confirmation from the Company or all of the non-Transferring Shareholders (if the Company is not purchasing all of the Transferred Shares) regarding its exercise of its right of first offer, the Company and the non-Transferring

Shareholders shall be deemed to have made its election with respect to the Transferred Shares. If the Company and/or the non-Transferring Shareholders, after following the procedures set forth in Section 3.5(b) and Section 3.5(c), elected to acquire all of the Transferred Shares, then within five (5) days after the expiration of the Initial Exercise Period, such Transferor shall give written notice to the Company and each non-Transferring Shareholder specifying the number of Transferred Shares that will be purchased by the Company pursuant to Section 3.5(b) and, if applicable, the number of Transferred Shares that will be purchased by each non-Transferring Shareholders pursuant to Section 3.5(c) (the “ROFO Confirmation Notice”). For purposes of clarity, if the Company and/or the non-Transferring Shareholders did not elect to acquire all of the Transferred Shares, then the Company and the non-Transferring Shareholders shall not have any right to purchase any Transferred Shares pursuant to this Section 3.5 and the Transferor shall be free to sell all Transferred Shares to a third party that otherwise meets the requirements of this Article III (including, if applicable, Section 3.2(i)).

(e) The purchase price for the Transferred Shares to be purchased by the Company and/or by the non-Transferring Shareholders exercising its rights of first offer under this Section 3.5 will be the Offer Price, in cash, and will be payable as set forth in Section 3.5(f).

(f) The Company and the non-Transferring Shareholders exercising their rights of first offer under this Section 3.5 shall effect the purchase of all of the Transferred Shares, including the payment of the purchase price, within twenty (20) Business Days after the delivery of the ROFO Confirmation Notice (the “Right of First Offer Closing”). Payment of the purchase price will be made, at the option of the Transferor, (i) in cash (by check), (ii) by wire transfer or (iii) by cancellation of all or a portion of any outstanding indebtedness of such Transferor to the Company or the non-Transferring Shareholders, as the case may be, or (iv) by any combination of the foregoing. At such Right of First Offer Closing, such Transferor shall deliver to either the Company or, if the Company does not elect to purchase all of the Transferred Shares pursuant to Section 3.5(b), each non-Transferring Shareholder exercising its right of first offer, one or more certificates, properly endorsed for transfer, representing such Transferred Shares so purchased.

(g) This Section 3.5 shall not apply to (i) clauses (a), (b), (c), (d), (f), (g) and (h) of Section 3.2 (Permitted Transfers) or (ii) Transfers in connection with (a) the consummation of a Company Sale or (b) a liquidation, winding-up or dissolution of the Company.

Section 3.6 Tag-Along Rights.

(a) In the event that any of the Existing Shareholders, individually or as a group (the “Selling Shareholders”), shall Transfer, in one transaction or a series of related transactions, any of its or their Ordinary Shares (a “Tag-Along Sale”) to any Person (a “Proposed Purchaser”), each other Shareholder (each, a “Tagging Shareholder”) shall have the right and option (“Tag-Along Rights”), but not the obligation, to Transfer up to the Requisite Percentage (as defined below) of its Ordinary Shares in such Tag-Along Sale, on the terms and conditions set forth in this Section 3.6. For the avoidance of doubt, Shareholders may only exercise their Tag-Along Rights under this Section 3.6 in respect of Ordinary Shares (and not any other securities convertible into or exchangeable or exercisable for Ordinary Shares, including any Preference Shares). Upon the consummation of any Tag-Along Sale which, individually or together with all other related Tag-Along Sales involving a single purchaser or group of purchasers, constitutes a Company Sale, before any distribution or payment shall be made to any Selling Shareholders in connection with such Tag-Along Sale, each Tagging Stockholder holding Preference Shares shall be entitled to receive the Sale Payment for each of its Preference Share being sold or converted in connection with such Tag-Along Sale in accordance with the Memorandum.

(b) The Selling Shareholders shall notify the Tagging Shareholders in writing of any proposed Tag-Along Sale at least twenty (20) days prior to the anticipated closing date for such proposed Tag-Along Sale (a “Tag-Along Notice”). Any such Tag-Along Notice delivered to the Tagging Shareholders in connection with a proposed Tag-Along Sale shall set forth: (i) the number of Ordinary Shares the Selling Shareholders are selling in connection with such Tag-Along Sale (the “Offered Tag-Along Sale Shares”), (ii) the name and address of the Proposed Purchaser in such Tag-Along Sale, (iii) the material terms and conditions of such proposed Tag-Along Sale (including the per Ordinary Share purchase price and description of any proposed purchase price adjustments) and (iv) the proposed effective date of the proposed Tag-Along Sale.

(c) Each Tagging Shareholder shall have the right to include in the Tag-Along Sale and the Selling Shareholder shall cause the inclusion in the Tag-Along Sale, upon the terms set forth in the Tag-Along Notice, up to that number of Ordinary Shares equal to a percentage of the total number of Ordinary Shares proposed to be sold by the Selling Shareholders determined by dividing (A) the total number of Ordinary Shares then owned by such Tagging Shareholder by (B) the sum of (x) the total number of Ordinary Shares then owned by all Tagging Shareholders exercising their rights pursuant to this Section 3.6 and (y) the total number of Ordinary Shares owned by the Selling Shareholders (assuming the conversion of all Preference Shares held by the Tagging Shareholders and the Selling Shareholders into Ordinary Shares in each of clauses (x) and (y)) (the “Requisite Percentage”); provided, that if such calculation yields a fraction of an Ordinary Share, such fraction shall be rounded up to the nearest whole Ordinary Share if such fraction is equal to or greater than 0.5 and rounded down to the nearest whole Ordinary Share if such fraction is less than 0.5. The Tagging Shareholders may exercise the Tag-Along Rights in connection with a Tag-Along Sale described in a Tag-Along Notice by delivery of a written notice to the Selling Shareholders within ten (10) days following receipt of a Tag-Along Notice from such Selling Shareholders. Each Tagging Shareholder shall be deemed to have waived its Tag-Along Rights if it fails to give notice within the prescribed time period.

(d) In the event that any Tagging Shareholder does not exercise its Tag-Along Rights or elects to exercise its Tag-Along Rights with respect to less than all of its Requisite Percentage (such remaining securities, the “Non-Electing Shares”), each other Tagging Shareholder who has elected to exercise its Tag-Along Rights in full, may elect to sell (in addition to its Requisite Percentage of the number of Ordinary Shares proposed to be sold by the Selling Shareholders) up to the total number of Non-Electing Shares, provided that such Tagging Shareholder shall only be entitled to sell up to that number of Non-Electing Shares equal to the lesser of (i) the number of Non-Electing Shares it has elected to sell and (ii) its pro rata share of

Non-Electing Shares, which shall equal to that number of Non-Electing Shares equal to the product of (A) the number of Non-Electing Shares and (B) the quotient obtained by dividing (1) the total number of Ordinary Shares then owned by such Tagging Shareholder by (2) the sum of (x) the total number of Ordinary Shares then owned by all Tagging Shareholders exercising their rights pursuant to this Section 3.6 (excluding the Non-Electing Shares) and (y) the total number of Ordinary Shares owned by the Selling Shareholders (assuming the conversion of all Preference Shares held by the Tagging Shareholders and the Selling Shareholders into Ordinary Shares in each of clauses (x) and (y)). The Selling Shareholders shall attempt to obtain inclusion in the Tag-Along Sale of the entire number of Shares which the Selling Shareholders and the Tagging Shareholders electing to exercise Tag-Along Rights desire to have included in the Tag-Along Sale. In the event the Selling Shareholders shall be unable to obtain the inclusion of such entire number of Shares in such Tag-Along Sale, the number of Shares to be sold in the Tag-Along Sale by each Selling Shareholder and each Tagging Shareholder electing to exercise Tag-Along Rights shall be reduced on a pro rata basis according to the proportion which the number of Shares which each such party desires to have included in the sale bears to the total number of Shares desired by all such parties to have included in the sale, and the Transfer to the Proposed Purchaser will otherwise proceed in accordance with the terms of this Section 3.6 and the Tag-Along Notice.

(e) In the event that the Tagging Shareholders shall elect to exercise Tag-Along Rights in connection with a proposed Tag-Along Sale, the Tagging Shareholders shall take, or cause to be taken, all commercially reasonable action, and do, or cause to be done, all things commercially reasonable to consummate and make effective such Tag-Along Sale, including executing any purchase agreement or other certificates, instruments and other agreement required to consummate the proposed Transfer to the Proposed Purchaser and using commercially reasonable efforts to obtain all necessary consents from third parties and take such other actions as may be necessary to effectuate the intent of the foregoing so long as such Selling Shareholders execute the same agreements and other documents on the same terms, provided that:

(i) a Tagging Shareholder shall not be required to provide representations, warranties, covenants, or agreements other than those individual representations, warranties covenants, or agreements (so long as such Selling Shareholders agree to do the same) related to such Tagging Shareholder’s (A) ownership of and title to the Shares it is transferring in such Tag-Along Sale, (B) organization, (C) authority to enter in the Tag-Along Sale and (D) conflicts and consents related to such Tag-Along Sale;

(ii) any indemnity given by the Selling Shareholders to the purchaser in connection with such Tag-Along Sale applicable to liabilities not specific to the Selling Shareholders shall be apportioned among the Selling Shareholders and the Tagging Shareholders according to the consideration received by each Selling Shareholder and Tagging Shareholder and shall not exceed the lesser of (A) such Selling Shareholder’s or Tagging Shareholder’s (as the case may be) pro rata portion of any such liability, to be determined in accordance with such Selling Shareholder’s or Tagging Shareholder’s (as the case may be) portion of the total value for his, her or its Ordinary Shares included in such Tag-Along Sale or (B) such Selling Shareholder’s or Tagging Shareholder’s (as the case may be) proceeds from the Tag-Along Sale;

(iii) other than a customary confidentiality covenant, a Tagging Shareholder shall not be obligated to enter into any non-compete, non-solicit or other post-closing covenant that restricts its activities in any way; and

(iv) a Tagging Shareholder shall not be responsible for breaches of representations, warranties, covenants, or agreements made by any other seller in such Tag-Along Sale with respect to such other seller.

Subject to clauses (i) through (iv) above, at the closing of any Tag-Along Sale, the Tagging Shareholders shall deliver to the Proposed Purchaser (A) such instruments of transfer as shall be reasonably requested by the Proposed Purchaser with respect to the Ordinary Shares to be Transferred, against receipt of the purchase price therefor (so long as such Selling Shareholders agree to do the same) and (B) such Shareholders’ Ordinary Shares, free and clear of any liens (so long as such Selling Shareholders agree to do the same). At the closing of any proposed Tag-Along Sale, the Proposed Purchaser shall deliver payment (in full in immediately available funds) for the Ordinary Shares purchased by such Proposed Purchaser.

(f) In connection with any Tag-Along Sale, the Tagging Shareholders shall receive for the sale of their Ordinary Shares a pro rata portion of the aggregate consideration paid by the Proposed Purchaser.

(g) There shall be no liability on the part of the Board, the Selling Shareholders or the Company to the Tagging Shareholders or any of their respective Affiliates if any Tag-Along Sale is not consummated for whatever reason. For the avoidance of doubt, the determination of whether to effect a Tag-Along Sale shall be in the sole and absolute discretion of the Selling Shareholders.

(h) This Section 3.6 shall not apply to Transfers (i) permitted by clauses (a), (b), (c), (d), (g), (h) and (i) of Section 3.2, (ii) in connection with a liquidation, winding-up or dissolution of the Company, (iii) pursuant to, or consequent upon, the exercise of the right of first offer set forth in Section 3.5 or (iv) pursuant to, or consequent upon, the exercise of the drag-along rights set forth in Section 3.7.

Section 3.7 Drag-Along Rights.

(a) If at any time any Existing Shareholder or group of Existing Shareholders holding at least a majority of the outstanding Ordinary Shares (assuming the conversion of all Preference Shares into Ordinary Shares) (collectively, the “Dragging Shareholders”) determine to Transfer or cause to be Transferred, in any single arm’s-length transaction or series of related arm’s-length transactions, Ordinary Shares representing all of the then-issued and outstanding Ordinary Shares (assuming the conversion of all Preference Shares into Ordinary Shares) then held by the Existing Shareholders to one or more Persons who are unaffiliated bona fide third-party purchasers (a “Drag-Along Sale”), then the Dragging Shareholders may elect to require all other Shareholders (the “Dragged Shareholders”) to, and the Dragged Shareholders shall, (i) if such Drag-Along Sale is structured as sale of Ordinary

Shares, Transfer, or caused to be Transferred, to such Person, concurrently with the Drag-Along Sale, Preference Shares or Ordinary Shares representing all of the Ordinary Shares then held by the Dragged Shareholders (in the case of Preference Shares, assuming the conversion of all Preference Shares into Ordinary Shares) or (ii) if such Transfer is structured as a merger, consolidation or sale of all or substantially all of the assets of the Company, to vote in favor thereof, and otherwise to consent to and raise no objection to such Drag-Along Sale, and the Dragged Shareholders shall waive dissenters’ rights, appraisal rights or similar rights, if any, which the Dragged Shareholders may have in connection therewith; provided that upon the consummation of any Drag-Along Sale, (y) before any distribution or payment shall be made to any Dragging Shareholders in connection with such Drag-Along Sale, each Dragged Shareholder that holds Preference Shares shall be entitled to receive the Sale Payment, for each Preference Share it holds that is to be Transferred in such Drag-Along Sale in accordance with the Memorandum and (z) if such Drag-Along Sale is entered into prior to the three year anniversary of the Closing, then the consideration payable to each Dragged Shareholder that holds Preference Shares shall be payable either (i) solely in cash or Liquid Securities, or (ii) solely to the extent holders of Ordinary Shares are receiving securities, other than Liquid Securities, in such Drag-Along Sale, then each holder of Preference Shares shall have the option of receiving non-Liquid Securities of either the same class received by holders of Ordinary Shares or in the form of Acceptable Securities. For greater certainty, under no circumstances shall any Affiliate of the Company be considered an unaffiliated bona fide third-party purchaser for purposes of this Section 3.7.

(b) The Dragging Shareholders may exercise their drag-along rights pursuant hereto by delivering to each Dragged Shareholder and the Company, at least twenty (20) days in advance of the anticipated closing date for the Drag-Along Sale, a written notice (the “Drag Notice”), which shall set forth (i) the number of Ordinary Shares the Dragging Shareholders proposed to be sold in such Drag-Along Sale, (ii) the name and address of the proposed Transferee in such Drag-Along Sale, (iii) the material terms and conditions of such proposed Drag-Along Sale (including the per Ordinary Share purchase price or a reasonable estimate of the maximum and minimum per Ordinary Share purchase price) and (iv) the proposed effective date of the proposed Drag-Along Sale. The Drag Notice shall also specify the number of Ordinary Shares required to be Transferred by the Dragged Shareholder.

(c) Prior to or in connection with the closing of any such proposed Drag-Along Sale, each Dragged Shareholder shall take, or cause to be taken, all commercially reasonable actions, and do, or cause to be done, all things commercially reasonable or advisable to consummate or make effective such Drag-Along Sale, including (i) together with the proposed purchaser or purchasers, execute any purchase agreement or other certificates, instruments and other agreement required to consummate and make effective such proposed Drag-Along Sale and (ii) using commercially reasonable efforts to obtain all necessary consents from third parties and take such other actions as may be necessary to effectuate the intent of the foregoing so long as such Dragging Shareholders execute the same agreements and other documents on the same terms; provided that:

(i) a Dragged Shareholder shall not be required to provide representations, warranties, covenants, or agreements other than those individual representations, warranties covenants, or agreements (so long as such Dragging

Shareholders agree to do the same) related to such Dragged Shareholder’s (A) ownership of and title to the Shares it is transferring in such Drag-Along Sale, (B) organization, (C) authority to enter in the Drag-Along Sale and (D) conflicts and consents related to such Drag-Along Sale;

(ii) any indemnity given by the Dragging Shareholders to the purchaser in connection with such Drag-Along Sale applicable to liabilities not specific to the Dragging Shareholders shall be apportioned among the Dragging Shareholders and Dragged Shareholders (as the case may be) according to the consideration received by each Dragging Shareholder and Dragged Shareholder and shall not exceed the lesser of (A) such Dragging Shareholder’s or Dragged Shareholder’s (as the case may be) pro rata portion of any such liability, to be determined in accordance with such Dragging Shareholder’s or Dragged Shareholder’s (as the case may be) portion of the total value for his, her or its Shares included in such Drag-Along Sale or (B) such Dragging Shareholder’s or Dragged Shareholder’s (as the case may be) proceeds from the Drag-Along Sale;

(iii) other than a customary confidentiality covenant, a Dragged Shareholder shall not be obligated to enter into any non-compete, non-solicit or other post-closing covenant that restricts its activities in any way; and

(iv) a Dragged Stockholder shall not be responsible for breaches of representations, warranties, covenants, or agreements made by any other seller in such Drag-Along Sale with respect to such other seller.

Subject to clauses (i) through (iv) above, at the closing of any such proposed Drag-Along Sale, the Dragged Shareholders shall deliver to the proposed purchaser or purchasers (x) such certificates and other instruments of transfer as shall be reasonably requested by the proposed purchaser or purchasers with respect to the Ordinary Shares to be Transferred, against receipt of the purchase price therefor in such Drag-Along Sale (so long as such Dragging Shareholders agree to do the same) and (y) the Dragged Shareholder’s Preference Shares or Ordinary Shares, free and clear of any liens (so long as such Dragging Shareholders agree to do the same). At the closing of any proposed Drag-Along Sale, the proposed purchaser or purchasers shall deliver payment (in full in immediately available funds) for the Shares purchased by such proposed purchaser or purchasers.

(d) In the event that the Drag-Along Sale is effectuated through a business combination (whether by way of merger, recapitalization or otherwise) or asset sale, the Shareholders shall use their commercially reasonable efforts to take, or cause to be taken, all commercially reasonable action, and to do, or cause to be done, all things commercially reasonable or advisable to consummate and make effective the business combination.

(e) There shall be no liability on the part of the Dragging Shareholders, the Board or the Company to the Dragged Shareholders or any of their respective Affiliates if any Drag-Along Sale is not consummated for whatever reason. For the avoidance of doubt, the determination of whether to effect a Drag-Along Sale shall be in the sole and absolute discretion of the Dragging Shareholders.

(f) If more than 90 days elapse from the date of delivery of the Drag Notice without the consummation of such Drag-Along Sale, the Shareholders shall be released from their obligations with respect to such Drag-Along Sale and the provisions of this Section 3.7 shall again apply to any future Transfers that otherwise come within its terms.

ARTICLE IV

REGISTRATION RIGHTS

Section 4.1 Demand Rights.

(a) Demand Rights. Subject to the terms and conditions of this Agreement (including Section 4.1(b)), upon written notice delivered by Shareholders holding, individually or in the aggregate, at least 5% of the outstanding Registrable Securities held by all Shareholders on the date hereof at any time requesting (a “Demand”) that the Company effect the registration (a “Demand Registration”) under the Securities Act (including (x) a registration to be made on a delayed or continuous basis under Rule 415 under the Securities Act and (y) for the avoidance of doubt, the IPO) of any or all of the Registrable Securities held by such Holder or Holders, which Demand shall specify the number and type of such Registrable Securities to be registered and the intended method or methods of disposition of such Registrable Securities, the Company shall promptly give written notice of such Demand to all other Holders and other Persons who may have piggyback registration rights with respect to such Demand Registration and shall promptly file the appropriate registration statement and use its commercially reasonable efforts to effect the registration under the Securities Act and applicable state securities Laws of (i) the Registrable Securities which the Company has been so requested to register by such Holder or Holders in the Demand, and (ii) all other Registrable Securities which the Company has been requested to register by the Holders thereof by written request given to the Company within thirty (30) days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities, including whether the intended method of disposition is an underwritten offering), in each case subject to Section 4.1(e), all to the extent required to permit the disposition (in accordance with such intended methods of disposition) of the Registrable Securities to be so registered. Notwithstanding the immediately foregoing sentence, if the Company has, within the six (6) month period preceding the date of a request for a Demand under this Section 4.1(a), already effected one (1) Demand Registration pursuant to Section 4.1 or a registration under Section 4.3, then the Company shall not be obligated to effect any such registration pursuant to this Section 4.1(a); provided, that any such registration shall be deemed to have been “effected” if the Registration Statement relating thereto (x) has become or been declared or ordered effective under the Securities Act and any of the Registrable Securities included in such Registration Statement have actually been sold thereunder or (y) has remained effective for a period of at least 180 days.

(b) Limitations on Demand Rights. The Existing Shareholders shall collectively be entitled to make five Demands under Section 4.1(a) and the New Shareholders shall collectively be entitled to make one Demand under Section 4.1(a); provided, that the Shareholders shall only be entitled to make a Demand under Section 4.1(a) if the Shareholders delivering the Demand are requesting the registration of Registrable Securities with an aggregate estimated market value of at least $40,000,000 (calculated at the time of such Demand); and provided, further, that the New Shareholders shall have no right to request a Demand under Section 4.1(a) prior to the second (2nd) anniversary of the Closing. No registration effected pursuant to Section 4.2, Section 4.3 or Section 4.4 shall be counted as a request for a Demand for purposes of Section 4.1(a).

(c) Assignment of Demand Rights and Piggyback Rights. In connection with the Transfer of Registrable Securities to any Person permitted by Article III, a Holder may assign (i) the right to participate in the exercise of a Demand pursuant to Section 4.1(a) and (ii) the right to participate in any registration pursuant to the terms of Sections 4.1(a)(ii), 4.2, 4.3(a) and 4.4(a). In the event of any such assignment, references to the Holders or Shareholders in Sections 4.1, 4.2, 4.3 and 4.4 shall be deemed to refer to the relevant Transferee, as appropriate. The relevant Holder shall give prompt written notice of any such assignment to the Company and the other Holders.

(d) Company Blackout Rights. With respect to any registration statement filed, or to be filed, pursuant to this Section 4.1, if (i) the Company determines in good faith that such registration would cause the Company to disclose material non-public information, which disclosure (x) would be required to be made in any registration statement so that such registration statement would not be materially misleading, (y) would not be required to be made at such time but for the filing or effectiveness of such registration statement and (z) would be materially detrimental to the Company or would materially interfere with any material financing, acquisition, corporate reorganization or merger or other similar transaction involving the Company or any of its Subsidiaries, and that, as a result of such potential disclosure or interference, it is in the best interests of the Company to defer the filing or effectiveness of such registration statement at such time or suspend the Selling Holders’ use of any prospectus which is a part of the registration statement, and (ii) the Company promptly furnishes to the Selling Holders a certificate signed by the chief executive officer of the Company to that effect, then the Company shall have the right to defer such filing or effectiveness or suspend the continuance of such effectiveness for a period of not more than sixty (60) days (in which event, in the case of a suspension, such Selling Holder shall discontinue sales of Registrable Securities pursuant to such registration statement); provided, that the Company shall not use this right, together with any other deferral or suspension of the Company’s obligations under Section 4.1 or Section 4.3, more than once in any twelve (12) month period. The Company shall promptly notify the Selling Holders of the expiration of any period during which it exercised its rights under this Section 4.1(d). The Company agrees that, in the event it exercises its rights under this Section 4.1(d), it shall, as promptly as practicable following the expiration of the applicable deferral or suspension period, file or update and use its commercially reasonable efforts to cause the effectiveness of, as applicable, the applicable deferred or suspended registration statement.

(e) Fulfillment of Registration Obligations. Notwithstanding any other provision of this Agreement, a registration requested pursuant to this Section 4.1 shall not be deemed to have been effected (i) if the registration statement is withdrawn without becoming effective, (ii) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other Governmental Authority for any reason other than a misrepresentation or an omission by a Selling Holder and, as a result thereof, the Registrable Securities requested to be registered cannot be completely distributed in accordance with the plan of distribution set forth in the related registration statement; provided, that if such registration is a shelf registration pursuant to Section 4.3, such registration shall be deemed to have been effected if such registration statement remains effective for the period specified in Section 4.3, (iii) if not a shelf registration and the registration does not contemplate an underwritten offering, if it does not remain effective for at least 180 days (or such shorter period as will terminate when all securities covered by such registration statement have been sold or withdrawn) or if not a shelf registration and such registration statement contemplates an underwritten offering, if it does not remain effective for at least 180 days plus such longer period as, in the opinion of counsel for the underwriter or underwriters, a prospectus is required by Law to be delivered in connection with the sale of Registrable Securities by an underwriter or dealer, or (iv) in the event of an underwritten offering, if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived other than by reason of some wrongful act or omission by a Selling Holder Affiliated with the Holder that made the Demand relating to such registration.

(f) Cutbacks in Demand Registration. If the lead underwriter or managing underwriter advises the Company in writing (with a copy to each Selling Holder) that, in such firm’s good faith view, the number of Registrable Securities and Other Securities requested to be included in a Demand Registration exceeds the number which can be sold in such offering without being likely to have a significant adverse effect upon the price, timing or distribution of the offering and sale of the Registrable Securities and Other Securities then contemplated, the Company shall include in such registration:

(i) first, Registrable Securities that are requested to be included in such registration pursuant to Section 4.1(a), pro rata on the basis of the relative number of such Registrable Securities owned by the Holders;

(ii) second, the Other Securities held by any holder thereof with a contractual right to include such Other Securities in such registration that can be sold without having the adverse effect referred to above; and

(iii) third, all Other Securities to be offered for the account of the Company that can be sold without having the adverse effect referred to above.

Section 4.2 Piggyback Registration Rights.

(a) Notice and Exercise of Rights. If the Company at any time proposes or is required to register any of its Shares or any other Equity Securities under the Securities Act (other than a Demand Registration pursuant to Section 4.1, whether or not for sale for its own account, in a manner that would permit registration of Registrable Securities for sale for cash to the public under the Securities Act, subject to this Section 4.2(a) and to Section 4.4(d), it shall at each such time give prompt written notice (the “Piggyback Notice”) to each Holder of its intention to do so, which Piggyback Notice shall specify the number and class or classes (or type or types) of Registrable Securities to be registered and the intended method of disposition of such Registrable Securities (including whether the intended method of disposition is an underwritten offering). Upon the written request of any Holder made within thirty (30) days after receipt of the Piggyback Notice by such Person (which request shall specify the number of Registrable Securities intended to be disposed of), subject to the other provisions of this Article IV, the Company shall use its commercially reasonable efforts to effect, in connection with the registration of such Shares or other Equity Securities, the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register; provided, that in no event shall the Company be required to register pursuant to this Section 4.2 any securities of a class or type other than the classes or types described in the Piggyback Notice. Notwithstanding anything to the contrary contained in this Section 4.2, the Company shall not be required to effect any registration of Registrable Securities under this Section 4.2 incidental to the registration of any of its securities on Forms F-4, S-4 or S-8 (or any similar or successor form providing for the registration of securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans) or any other form that would not be available for registration of Registrable Securities.

(b) Determination Not to Effect Registration. If at any time after giving such Piggyback Notice and prior to the effective date of the registration statement filed in connection with such registration the Company shall determine for any reason not to register the securities originally intended to be included in such registration, the Company may, at its election, give written notice of such determination to the Selling Holders and thereupon the Company shall be relieved of its obligation to register such Registrable Securities in connection with the registration of securities originally intended to be included in such registration, without prejudice, however, to the right of a Holder or Holders immediately to request that such registration be effected as a registration under Section 4.1 and Section 4.3 to the extent permitted thereunder.

(c) Cutbacks in Company Offering. If the registration referred to in the first sentence of Section 4.2(a) is to be an underwritten registration on behalf of the Company, and the lead underwriter or managing underwriter advises the Company in writing (with a copy to each Selling Holder) that, in such firm’s good faith view, the number of Other Securities and Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering without being likely to have a significant adverse effect upon the price, timing or distribution of the offering and sale of the Other Securities and Registrable Securities then contemplated, the Company shall include in such registration:

(i) first, all Other Securities for the account of the Company; and

(ii) second, Registrable Securities and Other Securities that are requested to be included in such registration pursuant to this Section 4.2 and the terms of any other agreement providing for registration rights to which the Company is a party that can be sold without having the adverse effect referred to above, pro rata on the basis of the relative number of such Registrable Securities and Other Securities owned by the Persons seeking such registration.

(d) Cutbacks in Other Offerings. If the registration referred to in the first sentence of Section 4.2(a) is to be an underwritten registration other than on behalf of the Company, and the lead underwriter or managing underwriter advises the Selling Holders in writing (with a copy to the Company) that, in such firm’s good faith view, the number of Registrable Securities and Other Securities requested to be included in such registration exceeds the number which can be sold in such offering without being likely to have a significant adverse effect upon the price, timing or distribution of the offering and sale of the Registrable Securities and Other Securities then contemplated, the Company shall include in such registration:

(i) first, Registrable Securities and any Other Securities (other than Other Securities sold for the account of the Company) that are requested to be included in such registration pursuant to this Section 4.2 and the terms of any agreement providing for registration rights to which the Company is a party that can be sold without having the adverse effect referred to above, pro rata on the basis of the relative number of such Registrable Securities and Other Securities owned by the Persons seeking such registration; and

(ii) second, Other Securities for the account of the Company that can be sold without having the adverse effect referred to above.

Section 4.3 Form S-3 Registration.

(a) Notwithstanding anything in Section 4.1 or Section 4.2 to the contrary, in case the Company shall receive from Shareholders holding at least 4% of the outstanding Ordinary Shares on the date hereof (assuming the conversion of all Preference Shares into Ordinary Shares) a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Shareholders, and the Company is then eligible to use Form S-3 for the resale of Registrable Securities, the Company shall:

(i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Shareholders; and

(ii) promptly file and use its commercially reasonable efforts to effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Shareholders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Shareholder joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 4.3 (or, with respect to a request under Section 4.4, any Shelf Take-Down pursuant to Section 4.4):

(A) if Form S-3 is not available for such offering by the Shareholders;

(B) if the Shareholders, together with the holders of any Other Securities entitled to inclusion in such registration (or Shelf Take-Down, as applicable), propose to sell Registrable Securities at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $20,000,000;

(C) if the Company shall furnish to the Shareholders a certificate signed by the Company’s chief executive officer or chairman of the Board stating that in the good faith judgment of the Board as evidenced by a resolution by the Board, it would be materially detrimental to the Company or its shareholders for such Form S-3 registration to be effected (or, with respect to a Shelf Take-Down under Section 4.4, for the securities of the Company to be sold pursuant thereto) at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement (or Shelf Take-Down) for a period of not more than sixty (60) days after receipt of the request of the requesting Shareholders under this Section 4.3 (or Section 4.4, as applicable); provided, that the Company shall not utilize this right, together with any other deferral or suspension of the Company’s obligations under Section 4.1 or this Section 4.3, more than once in any twelve (12) month period;

(D) subject to Section 4.3(d), if the Company has, within the six (6) month period preceding the date of such request, already effected one (1) Demand Registration or a registration on Form S-3 pursuant to this Section 4.3 (or effected one Shelf Take-Down pursuant to Section 4.4, as applicable); provided, that any such registration shall be deemed to have been “effected” if the registration statement relating thereto (x) has become or been declared or ordered effective under the Securities Act, and any of the Registrable Securities of the Shareholders included in such registration have actually been sold thereunder or (y) has remained effective for a period of at least 180 days; or

(E) during the 90 days beginning from the date of the pricing of any Public Offering.

(b) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and Other Securities so requested to be registered promptly after receipt of the request or requests of the requesting Shareholders in accordance with Section 4.3(a) (the “Form S-3 Registration Statement”) and any such Shareholder may request that such Form S-3 Registration Statement constitute a shelf offering on a delayed or continuous basis in accordance with Rule 415 under the Securities Act (a “Form S-3 Shelf Registration Statement”), in which case the provisions of Section 4.4 shall also be applicable.

(c) If the Shareholders intend to distribute the Registrable Securities covered by their request under this Section 4.3 by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 4.3 and, subject to the limitations set forth in Section 4.3(a), the Company shall include such information in the written notice referred to in Section 4.3(a). In such event, the right of any Shareholder to include

Registrable Securities in such registration (or Underwritten Shelf Take-Down, as applicable) shall be conditioned upon such Shareholder’s participation in such underwriting and the inclusion of such Shareholder’s Registrable Securities in such underwriting (unless otherwise mutually agreed by a majority in interest of the Shareholders participating in the registration (or Underwritten Shelf Take-Down, as applicable) and the requesting Shareholders) to the extent provided herein. All Shareholders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 4.7) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 4.3 or Section 4.4, if the lead underwriter or managing underwriter advises the Company and the Shareholders participating in such underwriting in writing that, in such firm’s good faith view, the number of Registrable Securities and Other Securities requested to be included in such registration exceeds the number which can be sold in such offering without being likely to have a significant adverse effect upon the price, timing or distribution of the offering and sale of the Registrable Securities and Other Securities then contemplated, then the Company shall so advise such Shareholders, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated first among all such Shareholders, in proportion (as nearly as practicable) to the number of Ordinary Shares (assuming the conversion of all Preference Shares into Ordinary Shares) held by each such Shareholder at the time of the filing of the Registration Statement; provided, however, that the number of shares of Registrable Securities held by such Shareholders to be included in such underwriting shall not be reduced unless all Other Securities are first entirely excluded from the underwriting. Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration (or Underwritten Shelf Take-Down, as applicable).

Section 4.4 Shelf Take Downs.

(a) The Selling Holders of a majority of the Registrable Securities included in a Form S-3 Shelf Registration Statement (collectively, an “Initiating Shelf Holder”) may initiate an offering or sale of all or part of such Registrable Securities (a “Shelf Take-Down”), in which case the provisions of this Section 4.4 shall apply.

(b) If an Initiating Shelf Holder so elects in a written request delivered to the Company (an “Underwritten Shelf Take-Down Notice”), a Shelf Take-Down may be in the form of an underwritten offering (an “Underwritten Shelf Take-Down”) and, subject to the limitations set forth in the proviso to Section 4.3(a)(ii), the Company shall file and use its commercially reasonable efforts to effect an amendment or supplement to its Form S-3 Shelf Registration Statement for such purpose as soon as practicable. Such Initiating Shelf Holder shall indicate in such Underwritten Shelf Take-Down Notice whether it intends for such Underwritten Shelf Take-Down to involve a customary “road show” (including an “electronic road show”) or other substantial marketing effort by the underwriters (a “Marketed Underwritten Shelf Take-Down”). Upon receipt of an Underwritten Shelf Take-Down Notice indicating that such Underwritten Shelf Take-Down will be a Marketed Underwritten Shelf Take-Down, the Company shall promptly (but in any event no later than ten (10) days prior to the expected date of such Marketed Underwritten Shelf Take-Down) give written notice of such Marketed Underwritten Shelf Take-Down to all other Shelf Holders and shall permit the participation of all such Shelf Holders that request inclusion in such Marketed Underwritten Shelf Take-Down who respond in writing within five (5) days after the receipt of such notice of their election to participate.

(c) If the Initiating Shelf Holder desires to effect a Shelf Take-Down that does not constitute a Marketed Underwritten Shelf Take-Down (“Non-Marketed Underwritten Shelf Take-Down”), the Initiating Shelf Holder shall so a indicate in a written request delivered to the Company no later than two (2) Business Days prior to the expected date of such Non-Marketed Underwritten Shelf Take-Down, which request shall include (i) the total number of Registrable Securities expected to be offered and sold in such Non-Marketed Underwritten Shelf Take-Down, (ii) the expected plan of distribution of such Non-Marketed Underwritten Shelf Take-Down and (iii) the action or actions required (including the timing of such Non-Marketed Underwritten Shelf Take-Down) in connection with such Non-Marketed Underwritten Shelf Take-Down (including the delivery of one or more stock certificates representing shares of Registrable Securities to be sold in such Non-Marketed Underwritten Shelf Take-Down), and, subject to the limitations set forth in the proviso to Section 4.3(a)(ii), the Company shall file and use its commercially reasonable efforts to effect an amendment or supplement to its Form S-3 Shelf Registration Statement for such purpose as soon as practicable.

(d) Upon receipt of a written request pursuant to Section 4.4(c) from any Initiating Shelf Holder, the Company shall provide written notice (a “Non-Marketed Underwritten Shelf Take-Down Notice”) of such Non-Marketed Underwritten Shelf Take-Down promptly to all Shareholders (other than the requesting party), which Non-Marketed Underwritten Shelf Take-Down Notice shall set forth (i) the total number of Registrable Securities expected to be offered and sold in such Non-Marketed Underwritten Shelf Take-Down, (ii) the expected plan of distribution of such Non-Marketed Underwritten Shelf Take-Down, (iii) that each recipient of such Non-Marketed Underwritten Shelf Take-Down Notice (each, a “Notice Recipient”) shall have the right, upon the terms and subject to the conditions set forth in this Section 4.4(d), to elect to sell up to its Pro Rata Take-Down Portion and (iv) the action or actions required (including the timing of such Non-Marketed Underwritten Shelf Take-Down) in connection with such Non-Marketed Underwritten Shelf Take-Down with respect to each Notice Recipient that elects to exercise such right (including the delivery of one or more stock certificates representing shares of Registrable Securities held by such Notice Recipient to be sold in such Non-Marketed Underwritten Shelf Take-Down). Upon receipt of such Non-Marketed Underwritten Shelf Take-Down Notice, each such Notice Recipient may elect to sell up to its Pro Rata Take-Down Portion with respect to each such Non-Marketed Underwritten Shelf Take-Down, by taking such action or actions referred to in clause (iv) above in a timely manner; provided, that each such Notice Recipient that elects to participate in such Non-Marketed Underwritten Shelf Take-Down may condition its participation on the Non-Marketed Underwritten Shelf Take-Down being completed within ten (10) Business Days of its acceptance at a net price per share to such Notice Recipient of not less than 95% of the closing price for the shares on their principal trading market on the trading day immediately prior to such Notice Recipient’s election to participate.

(e) Notwithstanding the delivery of any Non-Marketed Underwritten Shelf Take-Down Notice, but subject to the proviso in the last sentence of Section 4.4(d), all determinations as to whether to complete any Non-Marketed Underwritten Shelf Take-Down and as to the timing, manner, price and other terms of any Non-Marketed Underwritten Shelf Take-Down contemplated by Section 4.4(d) shall be at the discretion of the Initiating Shelf Holder; provided, that, if such Non-Marketed Underwritten Shelf Take-Down is completed, the Initiating Shelf Holder must include each Notice Recipient’s Pro Rata Take-Down Portion in such Non-Marketed Underwritten Shelf Take-Down if such Notice Recipient has complied with the penultimate sentence of Section 4.4(d).

(f) For purposes of this Section 4.4, “Pro Rata Take-Down Portion” shall mean, with respect to any Non-Marketed Underwritten Shelf Take-Down and each Initiating Shelf Holder and each other Notice Recipient delivering such notice with respect to and participating in such Non-Marketed Underwritten Shelf Take-Down, a number equal to the product of the following: (i) the total number of Registrable Securities to be included in such Non-Marketed Underwritten Shelf Take-Down and (ii) a fraction, the numerator of which is the total number of Registrable Securities beneficially owned by such Initiating Shelf Holder or other Notice Recipient, as applicable, and the denominator of which is the total number of Registrable Securities beneficially owned by the Initiating Shelf Holder and all the other Notice Recipients (assuming the conversion of all Preference Shares into Ordinary Shares in each case), delivering such a notice and participating in such Non-Marketed Underwritten Shelf Take-Down.

Section 4.5 Selection of Underwriters. In the event that any registration pursuant to this Article IV shall involve, in whole or in part, an underwritten offering, the underwriter or underwriters shall be designated by the Shareholders (or in the case of a Shelf Take-Down, the Initiating Shelf Holder) that requested such underwritten offering in accordance with this Article IV, which underwriter or underwriters shall be reasonably acceptable to the Company and the Selling Holders holding a majority of the Registrable Securities to be included in such offering.

Section 4.6 Withdrawal Rights; Expenses.

(a) A Selling Holder may withdraw all or any part of its Registrable Securities from any registration (including a registration effected pursuant to Section 4.1) by giving written notice to the Company of its request to withdraw at any time. Except in the case of a withdrawal of Registrable Securities made within thirty (30) days of receipt by such Selling Holder of a certificate or notice from the Company that it will defer the filing or effectiveness of a registration statement pursuant to Section 4.1(d) or Section 4.3(a)(ii)(C), the Company shall be entitled to reimbursement for any SEC registration fees incurred by the Company in connection with the registration of the Registrable Securities so withdrawn (unless such registration fees can be used in connection with the registration of other securities by the Company, including in connection with a future registration). In the case of a withdrawal prior to the effective date of a registration statement, any Registrable Securities so withdrawn shall be reallocated among the remaining participants in accordance with the applicable provisions of this Agreement.

(b) Except as provided herein, the Company shall pay all Registration Expenses with respect to a particular offering (or proposed offering). Except as provided herein, each Selling Holder and the Company shall be responsible for its own fees and expenses of counsel and financial advisors and their internal administrative and similar costs, as well as their respective pro rata shares of underwriters’ commissions and discounts, which shall not constitute Registration Expenses.

Section 4.7 Registration and Qualification. If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in this Article IV, the Company shall as promptly as practicable:

(a) Registration Statement. Prepare and (as soon thereafter as practicable and in any event, no later than thirty (30) days after the end of the applicable period specified in Section 4.1(a) within which requests for registration may be given to the Company) file a registration statement under the Securities Act relating to the Registrable Securities to be offered and use its commercially reasonable efforts to cause such registration statement to become effective as promptly as practicable thereafter, and keep such registration statement effective for 180 days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, that in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 180-day period shall be extended, if necessary, to keep the registration statement continuously effective, supplemented and amended to the extent necessary to ensure that it is available for sales of such Registrable Securities, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the SEC as announced from time to time, until the earlier of when (i) the Selling Holders have sold all of such Registrable Securities and (ii) the Selling Holders may sell all of such Registrable Securities without any limitation as to volume or manner of sale requirements pursuant to Rule 144 promulgated under the Securities Act as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent; furnish to the lead underwriter or underwriters, if any, and to the Selling Holders who have requested that Registrable Securities be covered by such registration statement, prior to the filing thereof with the SEC, a copy of the registration statement, and each amendment thereof, and a copy of any prospectus, and each amendment or supplement thereto (excluding amendments caused by the filing of a report under the Exchange Act); and use its commercially reasonable efforts to reflect in each such document, when so filed with the SEC, such comments as such Persons reasonably may on a timely basis propose;

(b) Amendments; Supplements. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be (i) reasonably requested by any Selling Holder (to the extent such request relates to information relating to such Selling Holder), or (ii) necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until the earlier of (A) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement and (B) if a Form S-3 registration, the expiration of the applicable period specified in Section 4.7(a) and, if not a Form S-3 registration, the applicable period specified in Section 4.1(e); provided, that any such required period shall be extended for such number of days (x) during any period from and including the date any written notice contemplated by paragraph (f) below is given by the Company until the date on which the Company delivers to the Selling Holders the supplement or amendment contemplated by paragraph (f) below or written notice that the use of the prospectus may be resumed, as the case may be, and (y) during which the offering of Registrable Securities pursuant to such registration statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court; provided, further, that the Company will have no obligation to a Selling Holder participating on a “piggyback” basis in a registration statement that has become effective to keep such registration statement effective for a period beyond 180 days from the effective date of such registration statement. The Company will respond promptly to any comments received from the SEC and request acceleration of effectiveness promptly after it learns that the SEC will not review the registration statement or after it has satisfied comments received from the SEC. With respect to each Free Writing Prospectus or other materials to be included in the Disclosure Package, ensure that no Registrable Securities be sold “by means of” (as defined in Rule 159A(b) under the Securities Act) such Free Writing Prospectus or other materials without the prior written consent of the Selling Holders of the Registrable Securities covered by such registration statement, which Free Writing Prospectuses or other materials shall be subject to the review of counsel to such Selling Holders, and make all required filings of all Free Writing Prospectuses with the SEC;

(c) Copies. Furnish to the Selling Holders and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus, summary prospectus and Free Writing Prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such Selling Holders or such underwriter may reasonably request, and upon request a copy of any and all transmittal letters or other correspondence to or received from, the SEC or any other Governmental Authority or self regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

(d) Blue Sky. Register and qualify the securities covered by such registration statement under such other securities or blue sky Laws of such jurisdictions as shall be reasonably requested by the Selling Holders and do any and all other acts and things which may be reasonably necessary or advisable to enable such Selling Holders to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Selling Holder; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e) Delivery of Certain Documents. (i) Furnish to any underwriter of such Registrable Securities an opinion of counsel for the Company (which opinion (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters) addressed to any underwriter of such Registrable Securities and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the applicable registration statement) covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings, (ii) furnish to any underwriter of such Registrable Securities a “cold comfort” and “bring-down” letter addressed to any underwriter of such Registrable Securities and signed by the independent public accountants who have audited the financial statements of the Company included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in accountants’ letters delivered to underwriters in underwritten public offerings of securities and such other matters as any underwriter may reasonably request and (iii) cause such authorized officers of the Company to execute customary certificates as may be requested by any underwriter of such Registrable Securities;

(f) Notification of Certain Events; Corrections. Promptly notify the Selling Holders and any underwriter of such Registrable Securities in writing (i) of the occurrence of any event as a result of which the registration statement or the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) of any request by the SEC or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to such offering, and (iii) if for any other reason it shall be necessary to amend or supplement such registration statement or prospectus in order to comply with the Securities Act and, in any such case as promptly as reasonably practicable thereafter, prepare and file with the SEC an amendment or supplement to such registration statement or prospectus which will correct such statement or omission or effect such compliance;

(g) Notice of Effectiveness. Notify the Selling Holders and the lead underwriter or underwriters, if any, and (if requested) confirm such advice in writing, as promptly as reasonably practicable after notice thereof is received by the Company (i) when the applicable registration statement or any amendment thereto has been filed or becomes effective and when the applicable prospectus or any amendment or supplement thereto has been filed, (ii) of any comments by the SEC, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or any order preventing or suspending the use of any preliminary or final prospectus or the initiation or threat of any proceedings for such purposes and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threat of any proceeding for such purpose;

(h) Stop Orders. Use its reasonable best efforts to prevent the entry of, and use its reasonable best efforts to obtain as promptly as reasonably practicable the withdrawal of, any stop order with respect to the applicable registration statement or other order suspending the use of any preliminary or final prospectus;

(i) Plan of Distribution. Promptly incorporate in a prospectus supplement or post-effective amendment to the applicable registration statement such information as the lead underwriter or underwriters, if any, and the Selling Holders holding a majority of each class of Registrable Securities being sold agree (with respect to the relevant class) should be included therein relating to the plan of distribution with respect to such class of Registrable Securities; and make all required filings of such prospectus supplement or post-effective amendment as promptly as reasonably practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(j) Other Filings. Use its commercially reasonable efforts to cause the Registrable Securities covered by the applicable registration statement to be registered with or approved by such other Governmental Authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(k) FINRA Compliance. Cooperate with each Selling Holder and each underwriter or agent, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(l) Listing. If the Registrable Securities to be sold are of a class of securities that is listed on a securities exchange or automated interdealer quotation system, use its commercially reasonable efforts to cause all such Registrable Securities registered pursuant to such registration to be listed and remain on each securities exchange and automated interdealer quotation system on which identical securities issued by the Company are then listed;

(m) Transfer Agent; Registrar; CUSIP Number. Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of the applicable registration statement;

(n) Compliance; Earnings Statement. Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to each Selling Holder, as soon as reasonably practicable, an earning statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective date of the applicable registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

(o) Road Shows. To the extent reasonably requested by the lead or managing underwriters in connection with an underwritten offering pursuant to Section 4.1 or Section 4.3, send appropriate officers of the Company to attend any “road shows” scheduled in connection with any such underwritten offering, with all reasonable out of pocket costs and expenses incurred by the Company or such officers in connection with such attendance to be paid by the Company;

(p) Certificates. Unless the relevant securities are issued in book-entry form, furnish for delivery in connection with the closing of any offering of Registrable Securities pursuant to a registration effected pursuant to this Article IV unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by any Selling Holder or the underwriters of such Registrable Securities; and

(q) Efforts. Use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

Section 4.8 Underwriting; Due Diligence.

(a) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under this Article IV, the Company shall enter into an underwriting agreement with such underwriters for such offering, which agreement will contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements generally with respect to secondary distributions to the extent relevant, including indemnification and contribution provisions substantially to the effect and to the extent provided in Section 4.9, and agreements as to the provision of opinions of counsel and accountants’ letters to the effect and to the extent provided in Section 4.7(e). The Selling Holders on whose behalf the Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement, and subject to the following sentence, such underwriting agreement shall also contain such representations and warranties by such Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, when relevant. No Selling Holder shall be required in any such underwriting agreement or related documents to make any representations or warranties to or agreements with the Company or the underwriters other than customary representations, warranties or agreements regarding such Selling Holder’s title to Registrable Securities and any written information provided by the Selling Holder to the Company expressly for inclusion in the related registration statement. To the extent that any Shareholder does not enter into such an underwritten agreement, then such Shareholder shall not be permitted to participate in such underwritten offering.

(b) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act pursuant to this Article IV, the Company shall make available upon reasonable notice at reasonable times and for reasonable periods for inspection by each Selling Holder, by any managing underwriter or underwriters participating in any disposition to be effected pursuant to such registration statement, and by any attorney, accountant or other agent retained by any Selling Holder or any managing underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees and the independent public accountants who have certified the Company’s financial statements to make themselves available to discuss the business of the Company and to supply all information reasonably requested by any such Selling Holders, managing underwriters, attorneys, accountants or agents in connection with such registration statement as shall be necessary to enable them to exercise their due diligence responsibility (subject to entry by each party referred to in this clause (b) into customary confidentiality agreements in a form reasonably acceptable to the Company).

(c) In the case of an underwritten offering requested pursuant to Section 4.1 or Section 4.3 or an Underwritten Shelf Take-Down pursuant to Section 4.4, the price, underwriting discount and other financial terms for the Registrable Securities of the related underwriting agreement shall be determined by the Selling Holders holding a majority of the Registrable Securities to be included in such offering. In the case of any underwritten offering of securities by the Company pursuant to Section 4.2, such price, discount and other terms shall be determined by the Company, subject to the right of Selling Holders to withdraw their Registrable Securities from the registration pursuant to Section 4.6(a).

(d) Subject to Section 4.8(a), no Person may participate in an underwritten offering (including an Underwritten Shelf Take-Down) unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreement and other documents reasonably required under the terms of such underwriting arrangements.

Section 4.9 Indemnification and Contribution.

(a) Indemnification by the Company. In the case of each offering of Registrable Securities made pursuant to this Article IV, the Company agrees to indemnify and hold harmless, to the extent permitted by Law, each Selling Holder, each underwriter of Registrable Securities so offered and each Person, if any, who controls or is alleged to control (within the meaning set forth in the Securities Act) any of the foregoing Persons, the Affiliates of each of the foregoing, and the officers, directors, partners, employees and agents of each of the foregoing, against any and all losses, liabilities, costs (including reasonable attorney’s fees and disbursements), claims and damages, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement by the Company or alleged untrue statement by the Company of a material fact contained in the registration statement (or in any preliminary, final or summary prospectus included therein) or in the Disclosure Package, or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities prepared by the Company or at its direction, or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission by the Company or alleged omission by the Company to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that the Company shall not be liable to any Person in any such case to the extent that any such loss, liability, cost, claim or damage arises out of or relates to any untrue statement or alleged untrue statement, or any omission, if such statement or omission shall have been made in reliance upon and in conformity with information relating to such Person furnished in writing to the Company by or on behalf of such Person expressly for inclusion in the registration statement (or in any preliminary, final or summary prospectus included therein), offering memorandum or other offering document, or any amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Person and shall survive the transfer of such securities.

(b) Indemnification by Selling Holders. In the case of each offering made pursuant to this Agreement, each Selling Holder, by exercising its registration rights hereunder, agrees to indemnify and hold harmless, to the extent permitted by Law, the Company, each other Selling Holder and each Person, if any, who controls or is alleged to control (within the meaning set forth in the Securities Act) any of the foregoing, any Affiliate of any of the foregoing, and the officers, directors, partners, employees and agents of each of the foregoing, against any and all losses, liabilities, costs (including reasonable attorney’s fees and disbursements), claims and damages to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement made by such Selling Holder of a material fact contained in the registration statement (or in any preliminary, final or summary prospectus included therein) or in the Disclosure Package relating to the offering and sale of such Registrable Securities prepared by the Company or at its direction, or any amendment thereof or supplement thereto, or any omission by such Selling Holder of a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading, but in each case only to the extent that such untrue statement of a material fact occurs in reliance upon and in conformity with, or such material fact is omitted from, information relating to such Selling Holder furnished in writing to the Company by or on behalf of such Selling Holder expressly for inclusion in such registration statement (or in any preliminary, final or summary prospectus included therein) or Disclosure Package, or any amendment thereof or supplement thereto.

(c) Indemnification Procedures. Each party entitled to indemnification under this Section 4.9 shall give notice to the party required to provide indemnification promptly after such indemnified party has actual knowledge that a claim is to be made against the indemnified party as to which indemnity may be sought, and shall permit the indemnifying party to assume the defense of such claim or litigation resulting therefrom and any related settlement and settlement negotiations, subject to the limitations on settlement set forth below; provided, that counsel for the indemnifying party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the indemnified party (whose approval shall not unreasonably be withheld), and the indemnified party may participate in such defense at such party’s expense; and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 4.9, except to the extent the indemnifying party is actually prejudiced by such failure to give notice. Notwithstanding the foregoing, an indemnified party shall have the right to retain separate counsel, with the reasonable fees and expenses of such counsel being paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel or if the indemnifying party has failed to assume the defense of such action. No indemnified party shall enter into any settlement of any litigation commenced or threatened with respect to which indemnification is or may be sought without the prior written consent of the indemnifying party (such consent not to be unreasonably withheld). No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, reasonably satisfactory to the indemnified party, from all liability in respect to such claim or litigation. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d) Contribution. If the indemnification provided for in this Section 4.9 shall for any reason be unavailable (other than in accordance with its terms) to an indemnified party in respect of any loss, liability, cost, claim or damage referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, cost, claim or damage in such proportion as shall be appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other with respect to the statements or omissions which resulted in such loss, liability, cost, claim or damage as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the loss, cost, claim, damage or liability, or action in respect thereof, referred to above in this paragraph (d) shall be deemed to include, for purposes of this paragraph (d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 4.9(d) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 4.9(d) to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses of the indemnified parties relate exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.9(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in this Section.

(e) Obligations Not Exclusive. The obligations of the parties under this Section 4.9 shall be in addition to any liability that any party may otherwise have to any other Person.

(f) Survival. For the avoidance of doubt, the provisions of this Section 4.9 shall survive any termination of this Agreement.

(g) Limitation of Selling Holder Liability. The liability of any Selling Holder under this Section 4.9 shall be several and not joint and in no event shall the liability of any Selling Holder under this Section 4.9 be greater in amount than the dollar amount of the net proceeds received by such Selling Holder under the sale of the Registrable Securities giving rise to such indemnification/contribution obligation.

(h) Third Party Beneficiary. Each of the indemnified Persons referred to in this Section 4.9 shall be a third party beneficiary of the rights conferred to such Person in this Section.

Section 4.10 Cooperation; Information by Selling Holder.

(a) It shall be a condition of each Selling Holder’s rights under this Article IV that such Selling Holder cooperate with the Company by entering into any undertakings and taking such other action relating to the conduct of the proposed offering which the Company or the underwriters may reasonably request as being necessary to insure compliance with federal and state securities Laws and the rules or other requirements of FINRA or which are otherwise customary and which the Company or the underwriters may reasonably request to effectuate the offering.

(b) Each Selling Holder shall furnish to the Company such information regarding such Selling Holder and the distribution proposed by such Selling Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Article IV. The Company shall have the right to exclude from the registration any Selling Holder that does not comply with this Section 4.10.

(c) At such time as an underwriting agreement with respect to a particular underwriting is entered into, the terms of any such underwriting agreement shall govern with respect to the matters set forth therein to the extent inconsistent with this Article IV; provided, that the indemnification provisions of such underwriting agreement as they relate to the Selling Holders are customary for registrations of the type then proposed and provide for indemnification by such Selling Holders only with respect to written information furnished by such Selling Holders.

Section 4.11 Rule 144. Following a Public Offering, the Company shall use its commercially reasonable efforts to ensure that the conditions to the availability of Rule 144 under the Securities Act set forth in paragraph (c) of Rule 144 shall be satisfied. Upon the request of any Holder for so long as such information is a necessary element of such Holder’s ability to avail itself of Rule 144, the Company will (a) deliver to such Holder a written statement as to whether it has complied with such requirements and (b) make available such other information necessary to comply with Rule 144 at all times, to the extent required from time to time to enable such Holder to avail itself of any rule or regulation of the SEC allowing such Holder to sell any such securities without registration under the Securities Act within limitation of the exemptions provided by Rule 144.

Section 4.12 Holdback Agreement. Unless otherwise approved in writing by the Board, each Shareholder agrees that it shall not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any Equity Securities of the Company, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Equity Securities, whether any such transaction is to be settled by delivery of the Equity Securities, in cash or otherwise, or publicly disclose the intention to do any of the foregoing (other than any public sale or distribution in connection with the exercise of registration rights in accordance with, and subject to, Section 4.1, Section 4.2, Section 4.3 or Section 4.4), during the period beginning ten (10) days prior to, and ending up to (x) in the case of the IPO, 180 days after the pricing date of the IPO (the “IPO Holdback Period”), or (y) in the case of any other Public Offering in which such Shareholder is participating, ninety (90) days after the pricing date of such Public Offering; provided, that, with respect to the IPO, if (1) the Company issues an earnings release or announces other material news or a material event relating to the Company and/or its Subsidiaries, during the last seventeen (17) days of the IPO Holdback Period or (2) prior to the expiration of the IPO Holdback Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning upon the expiration of the IPO Holdback Period, then to the extent necessary for the managing underwriter or underwriters of an underwritten IPO to comply with the FINRA Rule 2711(f)(4), the IPO Holdback Period shall be extended until eighteen (18) days after the earnings release or the announcement of the material news or event, as the case may be and the Company shall provide prompt notice to the

Shareholders of such extension; provided, further, that the restrictions set forth in this Section 4.12 shall not apply to Equity Securities acquired by any Shareholder after the pricing of the IPO. In connection with the IPO, each Shareholder agrees to enter into a customary lock-up agreement if requested to do so by the Board or the managing underwriter or underwriters (as applicable) containing the restrictions set forth in this Section 4.12; provided, that all officers, directors and holders of at least 3% of the then outstanding Ordinary Shares (assuming the conversion of all Preference Shares into Ordinary Shares) also execute such lock-up agreement and such agreement contains a provision that to the extent the managing underwriter or underwriters (as applicable) grant any party early termination or exclusion from the terms of the lock-up agreement, such managing underwriter or underwriters (as applicable) shall apply the same exclusion or termination pro rata among the Shareholders who have executed the lock-up agreement. The Company shall use its commercially reasonable efforts to include the foregoing terms in the lock-up agreement presented to Shareholders in connection with the IPO. To the extent that any Shareholder enters into any such lockup agreement with an underwriter or underwriters of the Company, the terms of such lock-up agreement shall apply in lieu of this Section 4.12, except that the notice provisions contained herein shall continue to apply to the Company.

Section 4.13 Suspension of Sales. Each Selling Holder participating in a registration agrees that, upon receipt of notice from the Company pursuant to Section 4.7(f), such Selling Holder will discontinue disposition of its Registrable Securities pursuant to such registration statement until receipt of the copies of the supplemented or amended prospectus contemplated by Section 4.7(f), or until advised in writing by the Company that the use of the prospectus may be resumed, as the case may be, and, if so directed by the Company, such Selling Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities which are current at the time of the receipt of the notice of the event described in Section 4.7(f).

Section 4.14 Third Party Registration Rights. Nothing in this Agreement shall be deemed to prevent the Company from providing registration rights to any other Person on such terms as the Board deems desirable in its sole discretion, provided, however, that the Company is prohibited from granting registration rights to any other Person that rank senior to or provide greater rights than those provided hereunder to the New Shareholders, without first obtaining the written consent of New Shareholders holding a majority of the then outstanding Ordinary Shares (on an as if converted basis) held by the New Shareholders.

Section 4.15 Foreign IPO. If the IPO occurs outside the United States and the primary stock exchange for the Ordinary Shares is not located in the United States, then if and only to the extent customary in the applicable jurisdiction, the Company and the Shareholders shall enter into a registration rights agreement or a similar agreement containing customary terms and provisions with respect to registration rights for such jurisdiction, provided that such terms and provisions shall reflect, to the extent legally permissible and customary in the applicable jurisdiction, the terms and provision set forth in this Article IV.

ARTICLE V

INFORMATION; BOARD OBSERVER; OTHER AGREEMENTS

Section 5.1 Financial Information.

(a) Prior to an IPO, the Company shall deliver the following to each Shareholder (provided that if such Shareholder is an Advised Account, the Company shall instead deliver the following to the investment adviser of such Advised Account):

(i) a copy of the unaudited consolidated balance sheet of the Company and its Subsidiaries as at the end of each fiscal quarter of the Company for the first three (3) fiscal quarters of a fiscal year and the related consolidated statements of income, cash flows and changes in shareholders’ equity for such quarter and the portion of the fiscal year then ended, in each case prepared in accordance with GAAP (and the Company shall use commercially reasonable efforts to do so within 45 days after the end of each such fiscal quarter); and

(ii) a copy of the audited consolidated balance sheet of the Company and its Subsidiaries as at the end of each fiscal year of the Company and the audited consolidated statements of income, cash flows and changes in shareholders’ equity for such year, in each case prepared in accordance with GAAP (and the Company shall use commercially reasonable efforts to do so within 90 days after the end of each such fiscal year).

(b) Prior to an IPO, the Chief Executive Officer and the Chief Financial Officer of the Company shall hold quarterly conference calls for the Shareholders to discuss earnings for the previous quarter. The conference call shall be held no later than ten Business Days from the time that the Company distributes the financial statements as set forth in Section 5.1(a). No fewer than two days prior to the conference call, the Company shall deliver notice to the Shareholders of the time and date of such conference call and provide instructions for Shareholders to obtain access to such call.

Section 5.2 Confidentiality.

(a) Each Shareholder recognizes that Confidential Information may have been and may be disclosed to such Shareholder by the Company. Each Shareholder shall not engage in the unauthorized use, and shall cause its Affiliates not to engage in the unauthorized use, or make any unauthorized disclosure to any third party, of any Confidential Information without the prior written consent of the Company and shall use due care to ensure that such Confidential Information is kept confidential, including by treating such information as such party would treat its own Confidential Information. Notwithstanding the foregoing, the Shareholders shall have the right to share any Confidential Information with the holders of their Equity Securities, their investment advisers, any of their respective direct or indirect members, any proposed acquirer or Transferee of their Equity Securities, any of their current or potential financing sources or any of their Representatives, each of whom shall be required to agree to keep confidential such Confidential Information to the extent required of the Shareholder under this Section 5.2. As used herein, “Confidential Information” means all information, knowledge, systems or data relating to the business, operations, finances, policies, strategies, intentions or inventions of the Company (including any of the terms of this Agreement) from whatever source obtained, except for any such information, knowledge, systems or data which at the time of disclosure was in the public domain or otherwise in the possession of the disclosing Person unless such information, knowledge, systems or data was placed into the public domain or became known to such disclosing Person other than in violation of any non-disclosure obligation, including this Section 5.2. Nothing in this Section 5.2 shall prohibit any Shareholder or any of its Affiliates from disclosing the terms of this Agreement to its counsel or any court or other Governmental Authority in connection with the enforcement by such Shareholder of this Agreement.

(b) If any Shareholder is requested to disclose any Confidential Information by any Governmental Authority or for any regulatory reason, such Shareholder will promptly notify the Company to permit it to seek a protective order or take other action that the Board in its discretion deems appropriate, and such Shareholder will cooperate in any such efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded such Confidential Information. If, in the absence of a protective order, such Shareholder is compelled as a matter of Law to disclose any such information in any proceeding or pursuant to legal process, such Shareholder may disclose to the party compelling disclosure only the part of such Confidential Information as is required by Law to be disclosed (in which case, prior to such disclosure, such Shareholder will advise and, if requested by the Board, consult with the Company and its counsel as to such disclosure and the nature and wording of such disclosure) and such Shareholder will use its reasonable best efforts to obtain confidential treatment therefor.

(c) For the avoidance of doubt, nothing herein shall restrict the Company from providing customary information about the transactions provided for herein to prospective investors in the Company, but shall not identify any Advised Account or investment adviser by name without the prior written consent of the investment adviser to such Advised Account. The provisions contained in this Section 5.2 shall survive the termination of this Agreement, and each Shareholder shall continue to be bound by its obligations under this Section 5.2 notwithstanding the Transfer of any or all of its Shares, in each case for a period of two years from the date of such termination or Transfer of all of its Shares.

Section 5.3 Board Rights; Board Observer.

(a) To the extent that the Qualified IPO is not consummated on or prior to March 31, 2012, the New Shareholders, as a class, shall have the right to designate, by approval of holders of a majority of the outstanding Ordinary Shares held by the New Shareholders (assuming all Preference Shares are converted into Ordinary Shares), one member of the Board (or similar body, including any executive committee that acts on behalf of the Board pursuant to an express or implied delegation of the Board’s powers) who shall be entitled to serve on the Board (or similar body, including any executive committee that acts on behalf of the Board pursuant to an express or implied delegation of the Board’s powers) until the consummation of the Qualified IPO; provided that if the New Shareholders, as a class, are unable to attain the approval of a majority of the outstanding Ordinary Shares held by the New

Shareholders (assuming all Preference Shares are converted into Ordinary Shares) to designate such member to the Board, then within 14 days of March 31, 2012, the holder of the largest number of Preference Shares shall have the right in its sole discretion to designate such member to the Board on behalf of the New Shareholders. Each Shareholder hereby agrees to vote its, his or her Shares at any meeting of shareholders called for the purpose of filling such position on the Board, or in any written consent executed for such purpose, and take all other actions necessary to give effect to this Section 5.3(a).

(b) In addition and without limiting any rights of the New Shareholders pursuant to Section 5.3(a), prior to the Qualified IPO, for so long as any New Shareholder holding at least 1,628,528 Preference Shares on the date hereof continues to own at least a majority of the outstanding Ordinary Shares held by such New Shareholder (assuming all Preference Shares are converted into Ordinary Shares) as of the date hereof, such New Shareholder shall have the right to designate one (1) individual (a “Board Observer”) to observe and participate (but not vote) at each meeting of the Board (or similar body, including any executive committee of the Board). For purposes of this Section 5.3(b), all New Shareholders that are Advised Accounts and have a common or Affiliated investment adviser shall be treated as a single New Shareholder and, to the extent that they collectively meet the requirements of the first sentence of this Section 5.3(b), they shall collectively have the right to appoint a single Board Observer on behalf of all such New Shareholders. A Board Observer shall have the right to (a) attend all meetings of the Board, (b) receive notice of all such meetings at the same time as the relevant Board members and (c) receive copies of all materials and information provided to the members of the Board (whether in connection with a meeting, an action by written consent or otherwise), including an annual budget and business plan and any multi-year budget or business plan; provided that (i) a Board Observer shall not have the right to vote on any matter and shall not be a member of the Board and (ii) attendance of a Board Observer shall not be required for purposes of taking action at any meeting of the Board and the absence of a Board Observer shall not affect any action so taken. Notwithstanding anything to the contrary in this Section 5.3, a Board Observer may be excluded from any meeting of the Board (or portion thereof) and shall not be entitled to receive any Board materials or minutes of such meeting (or portion thereof), in each case, solely to the extent (A) such meeting, materials or minutes relate specifically to the Company’s relationship with such Board Observer (or an Affiliate thereof) or (B) required, as reasonably determined by the Board after consultation with counsel, to maintain the attorney-client privilege protections of such discussion or materials.

Section 5.4 No Side Agreements. Except for the Voting and Lock-Up Agreement, the Company and the Shareholders hereby covenant and agree not to enter, directly or indirectly, into any agreement with the Company, any of the Shareholders or any of the Shareholders’ respective affiliates or grant any proxy or power of attorney or become party to any voting trust or other agreement, relating to the Shares or to the governance of the Company or any of its Subsidiaries, which is inconsistent with or conflicts with the provisions of this Agreement or the Ancillary Documents.

Section 5.5 Authorized Company Capital Stock. The Company and each Shareholder shall take all action necessary, including by causing the Company’s Articles of Association and Memorandum to be amended from time to time, to ensure that the Company has available at all times during which any Preference Shares remain outstanding, sufficient authorized but unissued Ordinary Shares or treasury stock to provide for the issuance of the maximum number of Ordinary Shares issuable upon conversion of outstanding Preference Shares owned at any time by the Shareholders, pursuant to the terms of the Company’s Memorandum and Articles of Association.

Section 5.6 Organizational Documents. Each Shareholder shall vote all of its Shares that are entitled to vote or execute proxies or written consents, as the case may be, and take all other actions necessary, to ensure that the Articles and of Association and Memorandum (i) facilitate, and do not at any time conflict with, any provision of this Agreement and (ii) permit each Shareholder to receive the benefits to which such Shareholder is entitled under this Agreement.

Section 5.7 Corporate Opportunities. Each of the parties hereto acknowledges that the New Shareholders, their Affiliates and any of their related investment funds and portfolio companies, may review the business plans and related proprietary information of any enterprise, including any enterprise which may have products or services which compete directly or indirectly with those of the Company or its Subsidiaries, and may trade in the securities of such enterprise. Nothing in this Agreement shall preclude or in any way restrict the New Shareholders, their Affiliates and any of their related investment funds and portfolio companies, from investing or participating in any particular enterprise, or trading in the securities thereof whether or not such enterprise has products or services that compete with those of the Company. Notwithstanding anything to the contrary herein, the Company and each Shareholder expressly acknowledge and agree that: (a) the New Shareholders and managers, officers, directors, members, partners, Affiliates and any related investment funds or portfolio companies of the New Shareholders (other than the Company and its Subsidiaries), have the right to, and shall have no duty (contractual or otherwise) not to, directly or indirectly, engage in the same or similar business activities or lines of business as the Company or any of its Affiliates or Subsidiaries and (b) in the event that any of the New Shareholders and managers, officers, directors, members, partners, Affiliates and any related investment funds or portfolio companies of the New Shareholders (other than the Company and its Subsidiaries) acquires knowledge of a potential transaction or matter that may be a corporate opportunity for any of the Company, its Affiliates or any of its Subsidiaries (each a “Corporate Opportunity Party”), then any such Corporate Opportunity Party shall have no duty (contractual or otherwise) to communicate or present such corporate opportunity to the Company, its Affiliates or any of its Subsidiaries, as the case may be, and, notwithstanding any provision of this Agreement to the contrary, any such Corporate Opportunity Party shall not be liable to the Company, any of its Affiliates, any of its Subsidiaries or any other Shareholder for breach of any duty (contractual or otherwise) by reason of the fact that any such Corporate Opportunity Party, directly or indirectly, pursues or acquires such opportunity for itself, directs such opportunity to another Person, or does not present such opportunity to the Company, its Affiliates or any of its Subsidiaries. Notwithstanding the foregoing, this Section 5.7 shall not apply to any director of the Company and shall not be deemed in any manner to relieve any director of any fiduciary duties owed by such director to the Company and the Shareholders.

Section 5.8 Taxes.

(a) Except for any transaction in which the Shareholders are to receive as consideration for all their Shares, Equity Securities in another Person that is treated as an association taxable as a corporation for United States federal income tax purposes and which transaction does not give rise to any material tax liability to the Shareholders or the Company and its Subsidiaries, neither the Company nor any of the Shareholders will take any action to cause the Company to fail to be treated as an association taxable as a corporation for United States federal income tax purposes without the written consent of the New Shareholders holding at least 66-2/3% of the outstanding Ordinary Shares (on an as converted basis) then held by the New Shareholders.

(b) If the Company determines that it is treated as a PFIC for the 2012 taxable year or any subsequent taxable year, the Company will, as soon as reasonably practicable, but in any event no later than 180 days, following the end of the taxable year during which the Company was a PFIC,

(i) determine whether any Subsidiary of the Company whose stock a Shareholder would be deemed to own for purposes of the PFIC rules is also a PFIC,

(ii) inform each Shareholder that the Company was a PFIC (and if applicable any Subsidiary),

(iii) inform each Shareholder that chooses to make a “Qualified Electing Fund” election pursuant to section 1295 of the Code (or, if applicable, in connection with such election made by such Shareholder’s direct or indirect equity owners) of the amount of such Shareholder’s pro rata share of the Company’s ordinary earnings and net capital gain (as determined for purposes of section 1293 of the Code) for the applicable taxable year of the Company and of any Subsidiary that is a PFIC with respect to which such Shareholder chooses to make such an election, and

(iv) provide the Shareholders with access to such other Company information as may be reasonably required for purposes of filing U.S. federal income tax returns in connection with such Qualified Electing Fund election. For purposes of this section, the Company’s “taxable year” means the Company’s fiscal year end unless determined otherwise pursuant to the Code. In the event that a Shareholder has made “Qualified Electing Fund” election with respect to a taxable year of the Company, the Company agrees to make a dividend distribution to the Shareholder (no later than 180 days following the end of the Company’s taxable year) in an amount equal to (X) the amount that would be included by the Shareholder as a result of a valid and timely “Qualified Electing Fund” election, as the case may be, which was applicable to such taxable year multiplied by (Y) the lesser of (I) 50% and (II) the highest applicable income tax rate of a resident of New York City, including federal, state and local income taxes and taking into account the deductibility of state and local income taxes, with respect to income includible under section 1293 of the Code in such taxable year.

(c) With respect to Shareholders that are “United States persons” for United States federal income tax purposes, the Company shall make due inquiry with its tax advisors (and shall cooperate with each such Shareholder’s tax advisors with respect to such inquiry) on at least an annual basis regarding whether such Shareholder’s direct or indirect interests in the Company are subject to the reporting requirements of either or both of Sections 6038 and 6038B of the Code (and the Company shall duly inform such Shareholder of the results of such determination), and in the event that such Shareholder’s direct or indirect interests in the Company are determined by the Company’s tax advisors or such Shareholders’ tax advisors to be subject to the reporting requirements of either or both of Sections 6038 and 6038B, the Company agrees, upon a request from such affected Shareholder, to provide such information as may be necessary to fulfill such Shareholder’s obligations thereunder.

Section 5.9 Territory Licensing Restriction. The Company shall not (and shall cause its Subsidiaries not to) enter into any contract or agreement to license or transfer any of its or its Subsidiaries’ Intellectual Property to any Person relating to China (including without limitation Hong Kong, Macau or Taiwan), the equity interests of which are owned or to be owned, directly or indirectly, by any of the Existing Shareholders, unless any such contract or agreement that is entered into has substantially the same terms and conditions as those set forth in the term sheets attached as Exhibits D and E hereto.

ARTICLE VI

GENERAL PROVISIONS

Section 6.1 Certificate Legend. Each certificate evidencing Shares held by a Shareholder shall bear a legend on the face thereof substantially to the following effect (the “Legend”):

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE, FEDERAL OR FOREIGN SECURITIES LAW. NEITHER THESE SECURITIES, NOR ANY PORTION THEREOF OR INTEREST THEREIN, MAY BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED WITH AND QUALIFIED IN ACCORDANCE WITH SAID ACT AND ANY APPLICABLE STATE, FEDERAL OR FOREIGN LAWS OR, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN THE SHAREHOLDERS AGREEMENT, DATED JULY 11, 2011, BY AND AMONG MICHAEL KORS HOLDINGS LIMITED AND THE SHAREHOLDERS LISTED THEREIN (AS AMENDED FROM TIME TO TIME).”

The Legend shall be promptly removed by the Company, with respect to any certificates evidencing Shares, by the delivery of substitute certificates without such Legend, in the event of a Transfer permitted by this Agreement and in which the Transferee is not required to be bound by, or become a party to, this Agreement with respect to such Shares; provided, however, that the first paragraph of the Legend shall only be removed when (i) the Company shall have received an opinion of counsel in form and substance reasonably satisfactory to the Company, or a copy of a “no-action” or interpretive letter from the SEC, to the effect that the restrictions imposed by such paragraph are not applicable to such Shares or (ii) such Shares have been effectively registered and Transferred pursuant to a registration statement under the Securities Act. Notwithstanding anything to the contrary in this Agreement, to the extent that the Shares are held in uncertificated form, the Shareholder acknowledges and agrees that the Company may cause the Legend required pursuant to this Agreement to be reflected in the records of the transfer agent of the Company and may cause such transfer agent to comply with the provisions of this Section 6.1 relating to the removal of the Legend To the extent the Company engages the services of a transfer agent to transfer its shares, the Company shall cause the transfer agent to promptly comply with the Company’s obligations set forth herein.

Section 6.2 Termination. This Agreement (other than Article IV and this Article VI) shall terminate upon the earlier of (a) the date on which the Qualified IPO is consummated, (b) the consummation of a Company Sale and (c) a liquidation, winding-up or dissolution of the Company. Article IV and this Article VI shall terminate upon the earlier of (x) the consummation of a Company Sale and (y) a liquidation, winding-up or dissolution of the Company. Except as expressly provided herein (including in Section 3.2(a)), any party to this Agreement shall cease to be a party hereto and this Agreement shall terminate with respect to such party at the time such party no longer owns any Shares. No termination of this Agreement (or any provision hereof) shall (i) relieve any party of any obligation or liability for damages resulting from such party’s breach of this Agreement (or any provision hereof) prior to its termination or the termination of this Agreement with respect to such party or (ii) terminate any provision hereof that, by its terms, survives such termination.

Section 6.3 Conflict with Memorandum and Articles of Association. In case of any conflict between this Agreement (or any provision hereof) and the Company’s Memorandum and Articles of Association (or any provision thereof), this Agreement shall control and the parties hereto agree to take all steps necessary (to the extent permitted by applicable Law) to amend the Company’s Memorandum and Articles of Association to the extent necessary to remove such conflict.

Section 6.4 Additional Securities Subject to Agreement. Each Shareholder agrees that any other Equity Securities of the Company which it hereafter acquires by means of a share split, share dividend, distribution, conversion, exercise of options or warrants, or otherwise (other than shares acquired in the IPO or in the public market after the IPO) shall be subject to the provisions of this Agreement to the same extent as if held on the date hereof.

Section 6.5 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, sent via facsimile (receipt confirmed), sent by a nationally recognized overnight courier (providing proof of delivery), or mailed in the United States by certified or registered mail, postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

if to the Company:

c/o Michael Kors (USA), Inc.

11 West 42nd Street, 21st Floor

New York, NY 10036

Fax No: (646) 354-4826

Attention: John Idol

with a copy (which shall not constitute notice hereunder) to:

SHL Investment Group (USA), Inc.

11 West 42nd Street, 21st Floor

New York, NY 10036

Fax No: (646) 354-4842

Attention: Gary I. Sheff

If to an Existing Shareholder:

if to SHL Fashion Limited and SHL – Kors Limited to:

c/o Michael Kors (USA), Inc.

11 West 42nd Street, 21st Floor

New York, NY 10036

Fax No: (646) 354-4826

Attention: John Idol

with a copy (which shall not constitute notice hereunder) to:

SHL Investment Group (USA), Inc.

11 West 42nd Street, 21st Floor

New York, NY 10036

Fax No: (646) 354-4842

Attention: Gary I. Sheff

if to Michael Kors to:

Mr. Michael Kors

65 West 13th Street, #11D

New York, NY 10011

with a copy (which shall not constitute notice hereunder) to:

Patterson Belknap Webb & Tyler LLP

1133 Avenue of the Americas

New York, NY 10036-6731

Fax No: (212) 336-2222

Attention: Peter Shaeffer

if to Sportswear Holdings Limited to:

c/o Sportswear Holdings Limited

12/F, Novel Industrial Building

850-870 Lai Chi Kok Road

Cheung Sha Wan, Kowloon, Hong Kong

Fax No: +852-2310-1841

Attention: Oliver Chu

with a copy (which shall not constitute notice hereunder) to:

SHL Investment Group (USA), Inc.

11 West 42nd Street, 21st Floor

New York, NY 10036

Fax No: (646) 354-4842

Attention: Gary I. Sheff

if to Littlestone to:

c/o Zenobia Management S.A.

Grand Rue 114

P.O. Box 1459

1820 Montreux, Switzerland

Fax No: + 41-21-966-5249

Attention: Farouk Abdullah

if to Northcroft Trading Inc. to:

2 Bd Georges - Favon

CH-1204 Geneva

Switzerland

Fax No: + 41-22-781-4711

Attention: Arturo Fasana

if to Vax Trading, Inc. to:

c/o MAO Financial Services S.A.

1, rue Etienne-Dumont

1204 Geneva, Switzerland

Fax No: + 41-22-818-6168

Attention: Michel Clemence

if to OB Kors LLC to:

c/o Orca Bay Capital Corp.

1301 First Avenue, Suite 200

Seattle, WA 98101

Fax No: (206) 689-2404

Attention: Bryon Madsen

if to John Idol to:

Mr. John D. Idol

225 Elderfields Road

Manhasset, NY 11030

Fax No: (516) 365-6872

if to the John Muse, Muse Children’s GS Trust, Muse Family

Enterprises and JRM Interim Investors, LP to:

c/o Hicks, Muse, Tate & Furst Incorporated

200 Crescent Court, Suite 600

Dallas, TX 75201

Fax No: (214) 740-7313

Attention: Linda Ehlers

if to any New Shareholder, to the address set forth opposite such Shareholder’s name on the signature pages hereto.

Section 6.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original, and all of which together will be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. For purposes of this Agreement, facsimile signatures or signatures by other electronic form of transfer shall be deemed originals, and the parties agree to exchange original signatures as promptly as possible.

Section 6.7 Entire Agreement. This Agreement (including the exhibits and schedules hereto) contain all of the terms, conditions and representations and warranties agreed to by the parties relating to the subject matter of this Agreement and supersede all prior or contemporaneous agreements, negotiations, correspondence, undertakings, understandings, representations and warranties, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement, including the Shareholders’ Agreement, dated as of January 29, 2003, by and among the Company, SHLK and MK, which has been terminated pursuant to the Restructuring Agreement. No representation, warranty, inducement, promise, understanding or condition not set forth in this Agreement has been made or relied upon by any of the parties to this Agreement.

Section 6.8 Binding Effect; No Third-Party Beneficiary. This Agreement shall inure to the benefit of and be binding upon each of the parties hereto. Except as expressly provided for in Section 4.9, nothing in this Agreement, express or implied, is intended or shall be construed to confer upon, or give to, any Person, firm, corporation or other entity other than the parties hereto any remedy or claim under or by reason of this Agreement or any terms or conditions hereof, and all of the terms, conditions, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto.

Section 6.9 Governing Law. This Agreement and any claim, controversy or dispute arising under or related thereto, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties, whether arising in Law or in equity, in contract, tort or otherwise, shall be governed by, and construed and interpreted in accordance with, the Laws of the State of New York without regard to its rules regarding conflicts of Law to the extent that the application of the Laws of another jurisdiction would be required thereby.

Section 6.10 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except with respect to Transfers permitted under Article III, the Shareholders may not, directly or indirectly, assign any of their rights or delegate any of their obligations under this Agreement, by operation of Law or otherwise, without the prior written consent of the Company. Any purported direct or indirect assignment in violation of this Section 6.10 shall be void and of no force or effect.

Section 6.11 Submission to Jurisdiction; Service. Each party (a) irrevocably and unconditionally submits to the personal jurisdiction of the federal courts of the United States District Court for the Southern District of New York or any New York State Court sitting in New York City, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that any actions or proceedings arising in connection with this Agreement or the transactions contemplated by this Agreement shall be brought, tried and determined only in such courts, (c) waives any claim of improper venue or any claim that those courts are an inconvenient forum and (d) agrees that it will not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the aforesaid courts. The parties to this Agreement agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 6.5 or in such other manner as may be permitted by applicable Law, shall be valid and sufficient service thereof.

Section 6.12 Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of Law or public policy by a court of competent jurisdiction, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect, insofar as the foregoing can be accomplished without materially affecting the economic benefits anticipated by the parties to this Agreement. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law.

Section 6.13 Waiver and Amendment. No amendment or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed (a) in the case of an amendment, by the Company and the Shareholders holding a majority of the outstanding Ordinary Shares (on an as converted basis) held by the Shareholders as of the date of such amendment (provided, however, that, if any such amendment has an impact on any

Shareholder and/or its Shares (or Registrable Securities with respect to Article IV) that is different from the impact on any of the other Shareholders and/or their Shares (or Registrable Securities with respect to Article IV) (taking into account, among other things, the size of such Shareholder’s ownership) in a manner materially adverse to the rights of such Shareholder under this Agreement or the value of such Shareholder’s Shares (or Registrable Securities with respect to Article IV), then such Shareholder shall be required to approve such amendment); provided, however, that any amendment that would be materially adverse to any rights or obligations of the New Shareholders (and notwithstanding that such impact may be the same to all other Shareholders and/or their Shares (or Registrable Securities with respect to Article IV)) shall require the consent of the New Shareholders holding a majority of the then outstanding Ordinary Shares (assuming the conversion of all Preference Shares into Ordinary Shares) held by the New Shareholders, except for any such amendment (i) to correct any typographical or similar ministerial errors, (ii) necessary or appropriate to effect a restructuring or reorganization of, or take other necessary and appropriate actions with respect to, the Company, its Affiliates (including any of its direct or indirect parent companies) or any of its subsidiaries in connection with an IPO, (iii) to provide for anti-”controlled foreign corporation” restrictions or similar language in such organizational documents of the Company or its Subsidiaries or (iv) to comply with any applicable law and (b) in the case of waiver, by the party against whom the waiver is to operate. No failure on the part of a party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

Section 6.14 Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action directly or indirectly arising out of or relating to this Agreement or the transactions contemplated by this Agreement. Each party to this Agreement certifies and acknowledges that (a) no other party has represented, expressly or otherwise, that such other party would not seek to enforce the foregoing waiver in the event of a legal action, (b) such party has considered and understands the implications of this waiver, (c) such party makes this waiver voluntarily and (d) such party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 6.14.

Section 6.15 Specific Performance. The parties agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the United States District Court for the Southern District of New York or any New York State Court sitting in New York City, this being in addition to any other remedy at Law or in equity, and the parties to this Agreement hereby waive any requirement for the posting of any bond or similar collateral in connection therewith. The parties agree that they shall not object to the granting of injunctive or other equitable relief on the basis that there exists adequate remedy at Law.

Section 6.16 Other Matters. Notwithstanding anything to the contrary contained in this Agreement or otherwise, there shall be no recovery pursuant to this Agreement by any party for any punitive, exemplary, consequential, incidental, treble, special, or other similar damages (other than those actually paid in connection with a third party claim) in any claim or proceeding by one party against another arising out of or relating to a breach or alleged breach of any representation, warranty, covenant, or agreement under this Agreement by the other party.

Section 6.17 Fees and Expenses. Except as otherwise provided in this Agreement, all fees and expenses incurred in connection with this Agreement shall be paid by the party incurring such fees or expenses.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on it behalf as of the date first written above.

THE COMPANY:

MICHAEL KORS HOLDINGS LIMITED

By:	/s/ John D. Idol
Name:
Title:

[Signature Page to Shareholders Agreement]

EXISTING SHAREHOLDERS:

/s/ Michael Kors
MICHAEL KORS

[Signature Page to Shareholders Agreement]

SPORTSWEAR HOLDINGS LIMITED

By:	/s/ Silas K. F. Chou
Name: Silas K. F. Chou
Title: Director

[Signature Page to Shareholders Agreement]

LITTLESTONE

By:	/s/ John Pickles
Name: John Pickles
Title: Director

[Signature Page to Shareholders Agreement]

NORTHCROFT TRADING INC.

By:	/s/ Arturo Fasana
Name: Arturo Fasana
Title: President

[Signature Page to Shareholders Agreement]

VAX TRADING, INC.

By:	/s/ Dominique Warluzel
Name: Dominique Warluzel
Title: Director

[Signature Page to Shareholders Agreement]

OB KORS LLC

By:	/s/ Bryon N. Marsden
Name: Bryon N. Marsden
Title: Vice-President of Orca Bay Corporation its Manager

[Signature Page to Shareholders Agreement]

/s/ John D. Idol
JOHN IDOL

[Signature Page to Shareholders Agreement]

/s/ John R. Muse
JOHN MUSE

[Signature Page to Shareholders Agreement]

MUSE CHILDREN’S GS TRUST

By:	/s/ Linda L. Ehlers
Name: Linda L. Ehlers
Title: Co-Trustee

[Signature Page to Shareholders Agreement]

JRM INTERIM INVESTORS, LP

By:	/s/ John R. Muse
Name: John R. Muse
Title: President of JRM Management Company, LLC, its GP

[Signature Page to Shareholders Agreement]

MUSE FAMILY ENTERPRISES

By:	/s/ John R. Muse
Name: John R. Muse
Title: President of JRM Management Company, LLC, its GP

[Signature Page to Shareholders Agreement]

NEW SHAREHOLDERS:

BROOKSIDE CAPITAL PARTNERS FUND, L.P.

By:	/s/ Dennis Goldstein
Name: Dennis Goldstein
Title: Managing Director

[Signature Page to Shareholders Agreement]

NEW SHAREHOLDERS: T. ROWE PRICE ASSOCIATES, INC.
As Investment Adviser to and on behalf of the Participating Funds and Accounts on Attachment A:
T. Rowe Price Mid-Cap Growth Fund, Inc.
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price U.S. Equities Trust
Maxim Series Fund, Inc. – Maxim / T. Rowe Price MidCap Growth Portfolio
TD Mutual Funds – TD U.S. Mid-Cap Growth Fund
MassMutual Select Funds –MassMutual Select Mid Cap Growth Equity II Fund
MML Series Investment Fund – MML Mid Cap Growth Fund
State of California – Savings Plus Program
Met Investors Series Trust – T. Rowe Price Mid Cap Growth Portfolio
JNL Series Trust – JNL / T. Rowe Price Mid-Cap Growth Fund

By:	/s/ Brian W. H. Berghuis

Name:	Brian W. H. Berghuis

Title:	Vice President

Notice to be sent to:
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, Maryland 21202
Attn: Andrew Baek, Vice President and Senior Legal Counsel Phone: 410-345-2090 Fax: 410-345-6575
E-mail: andrew_baek@troweprice.com

[Signature Page to Shareholders Agreement]

NEW SHAREHOLDERS: T. ROWE PRICE ASSOCIATES, INC.
As Investment Adviser to and on behalf of the Participating Funds and Accounts on Attachment A:

T. Rowe Price New Horizons Fund, Inc.
T. Rowe Price New Horizons Trust
T. Rowe Price U.S. Equities Trust

By:	/s/ David Wagner

Name:	David Wagner

Title:	Vice President

Notice to be sent to:
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, Maryland 21202
Attn: Andrew Baek, Vice President and Senior Legal Counsel Phone: 410-345-2090 Fax: 410-345-6575
E-mail: andrew_baek@troweprice.com

[Signature Page to Shareholders Agreement]

NEW SHAREHOLDERS: T. ROWE PRICE ASSOCIATES, INC.
As Investment Adviser to and on behalf of the Participating Funds and Accounts on Attachment A:
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.
The Bunting Family III, LLC
Seasons Series Trust – Mid-Cap Growth Portfolio
The Bunting Family VI Socially Responsible LLC
Lincoln Variable Insurance Products Trust – LVIP T. Rowe Price Structured Mid Cap Growth Portfolio
INC Partners, Inc. – ING T. Rowe Price Diversified Mid Cap Growth Portfolio
T. Rowe Price Tax-Efficient Equity Fund

By:	/s/ Donald Peter

Name:	Donald Peter

Title:	Vice President

Notice to be sent to:
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, Maryland 21202
Attn: Andrew Baek, Vice President and Senior Legal Counsel Phone: 410-345-2090
Fax: 410-345-6575
E-mail: andrew_baek@troweprice.com

[Signature Page to Shareholders Agreement]

FIDELITY SECURITIES FUND:
FIDELITY BLUE CHIP GROWTH
FUND

By:	/s/ Jeffrey Christian
Name:
Title:

[Signature Page to Shareholders Agreement]

FIDELITY FINANCIAL TRUST:
FIDELITY INDEPENDENCE FUND

By:	/s/ Jeffrey Christian
Name:
Title:

[Signature Page to Shareholders Agreement]

VARIABLE INSURANCE PRODUCTS FUNDS V: ASSET MANAGER GROWTH PORTFOLIO

By:	/s/ Jeffrey Christian
Name:
Title:

[Signature Page to Shareholders Agreement]

VARIABLE INSURANCE PRODUCTS
FUNDS V: ASSET MANAGER PORTFOLIO

By:	/s/ Jeffrey Christian
Name:
Title:

[Signature Page to Shareholders Agreement]

FIDELITY PURITAN TRUST:
FIDELITY PURITAN FUND

By:	/s/ Jeffrey Christian
Name:
Title:

[Signature Page to Shareholders Agreement]

FIDELITY MT. VERNON STREET
TRUST: FIDELITY GROWTH COMPANY FUND

By:	/s/ Jeffrey Christian
Name:
Title:

[Signature Page to Shareholders Agreement]

MKFF INVESTORS LLC

By:	/s/ Joel J. Horowitz
Name:
Title:

[Signature Page to Shareholders Agreement]

KEC HOLDINGS LLC

By:	/s/ Jeffrey Citron
Name: Jeffrey Citron
Title: Managing Member

[Signature Page to Shareholders Agreement]

FEINBERG FAMILY TRUST

By:	/s/ Jeffrey Feinberg
Name: Jeffrey Feinberg
Title: Trustee

By:	/s/ Stacey Feinberg
Name: Stacey Feinberg
Title: Trustee

[Signature Page to Shareholders Agreement]

FLAT PLUS LLC

By:	/s/ Virginia Gilder
Name: Virginia Gilder
Title: Manager

[Signature Page to Shareholders Agreement]

POWERS TRUST

By:	/s/ Williams C. Powers
Name: Williams C. Powers
Title: Trustee

By:	/s/ Carolyn C. Powers
Name: Carolyn C. Powers
Title: Trustee

[Signature Page to Shareholders Agreement]

JEFFREY L. FEINBERG FAMILY TRUST

By:	/s/ Terence Ankner
Name: Terence Ankner
Title: Trustee

[Signature Page to Shareholders Agreement]

ONTARIO TEACHERS’ PENSION PLAN BOARD

By:	/s/ William Royan
Name:	William Royan
Title:	Vice President

[Signature Page to Shareholders Agreement]

SCHEDULE I

Existing Shareholders

Existing Shareholders	Ordinary Shares (as of July 11, 2011)	Preference Shares (as of July 11, 2011 immediately prior to the Offering)

Michael Kors	5,807,923	1,264,878

Sportswear Holdings Limited	25,750,006	7,388,891

Littlestone	645,067	225,897

Northcroft Trading Inc.	967,600	338,845

Vax Trading, Inc.	645,067	225,897

OB Kors LLC	1,290,133	451,794

John Idol	3,291,156	630,565

John Muse	129,011	45,179

Muse Children’s GS Trust	64,507	22,590

JRM Interim Investors, LP	64,507	22,590

Muse Family Enterprises	64,507	22,590

Total	38,719,484	10,639,716

SCHEDULE II

New Shareholders

Brookside Capital Partners Fund, L.P.

Feinberg Family Trust

Fidelity Financial Trust: Fidelity Independence Fund

Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund

Fidelity Puritan Trust: Fidelity Puritan Fund

Fidelity Securities Fund: Fidelity Blue Chip Growth Fund

Flat Plus LLC

ING Partners, Inc. - ING T. Rowe Price Diversified Mid Cap Growth Portfolio

Jeffrey L. Feinberg Family Trust

JNL Series Trust - JNL/T. Rowe Price Mid-Cap Growth Fund

KEC Holdings LLC

Lincoln Variable Insurance Products Trust - LVIP T. Rowe Price Structured Mid Cap Growth Portfolio

MassMutual Select Funds, Inc. - MassMutual Select Mid Cap Growth Equity II Fund

Maxim Series Fund, Inc. - Maxim/T. Rowe Price MidCap Growth Portfolio

Met Investors Series Trust - T. Rowe Price Mid Cap Growth Portfolio

MKFF Investors LLC

MML Series Investment Fund - MML Mid Cap Growth Fund

Ontario Teachers’ Pension Plan Board

Powers Trust

Seasons Series Trust - Mid-Cap Growth Portfolio

State of California - Savings Plus Program

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Mid-Cap Growth Fund, Inc.

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price New Horizons Fund, Inc.

T. Rowe Price New Horizons Trust

T. ROWE PRICE TAX-EFFICIENT EQUITY FUND

T. Rowe Price U.S. Equities Trust

T. Rowe Price U.S. Equities Trust

TD Mutual Funds - TD U.S. Mid-Cap Growth Fund

THE BUNTING FAMILY III, LLC

THE BUNTING FAMILY VI SOCIALLY RESPONSIBLE LLC

Variable Insurance Products Fund V: Asset Manager Portfolio

Variable Insurance Products Fund V: Asset Manager: Growth Portfolio

EXHIBIT A

FORM OF AMENDED AND RESTATED ARTICLES OF ASSOCIATION

(See attached.)

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT

(NO. 16 OF 2004)

ARTICLES OF ASSOCIATION

OF

MICHAEL KORS HOLDINGS LIMITED

PRELIMINARY

1.	In these Articles, if not inconsistent with the subject or context, the words and expressions standing in the first column of the following table shall bear the meanings set opposite them respectively in the second column thereof.

Words	Meaning

Acceptable Securities	Any preference or preferred securities of any person that have the substantially similar economic and legal characteristics as the Preference Shares (including lock-up provisions, liquidity and registration rights and other shareholder rights and obligations as nearly equivalent as may be practicable to the lock-up, liquidity and registration rights and obligations provided for in the Shareholders Agreement and the Memorandum).

Accreted Value	As of any date, with respect to each Preference Share, (a) the Preference Share Issue Amount, plus (b) the amount of dividends which have accreted, compounded and been added thereto to such date.

Act	The BVI Business Companies Act, 2004 (as amended).

Advised Account	Any New Member (or Affiliate of any New Member) for whom T. Rowe Price Associates, Inc. or Fidelity Investments, Inc. is the investment adviser.

Affiliate	With respect to any person, another person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such first person, where “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a person, whether through the ownership of voting securities, by contract, as trustee or executor or otherwise. Advised Accounts that share the same investment adviser (or affiliated investment adviser) shall be deemed to be Affiliates.

Board of Directors	The Board of Directors of the Company.

Business Day	Any day, except a Saturday, Sunday or day on which banking institutions are legally authorized to close in New York City or in the British Virgin Islands.

capital

The sum of the aggregate par value of all outstanding shares with par value of the Company and shares with par value held by the Company as treasury shares plus

(a)    the aggregate of the amounts designated as capital of all outstanding shares without par value of the Company and shares without par value held by the Company as treasury shares, and

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(b) the amounts as are from time to time transferred from surplus to capital by a resolution of directors.

Closing	The closing of the Offering.

Company Sale

(a) Any sale or Transfer, in one or more related transactions, of the Company whether by sale or other Transfer of shares, merger, consolidation, amalgamation, recapitalization or equity sale (including a sale of securities by the Company other than in the IPO), which has the effect of the direct or indirect acquisition of the Majority Voting Power in the Company from the member or members who directly or indirectly held such Majority Voting Power immediately prior to such sale; provided, that, for avoidance of doubt, a transaction that results in the member or members who held such Majority Voting Power immediately prior to such sale continuing to directly or indirectly hold (either by remaining outstanding or by being converted into voting Equity Securities of the successor or surviving entity) the Majority Voting Power of the Company or comparable voting Equity Securities of the surviving or successor entity outstanding immediately after such transaction shall not constitute a Company Sale; or

(b) any sale or Transfer, other than to the Company or any wholly-owned subsidiary of the Company, directly or indirectly, in one or more related transactions, of all or substantially all of the consolidated assets of the Company and its subsidiaries (which

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may include, for the avoidance of doubt, the sale or issuance of Equity Securities of one or more subsidiaries of the Company); provided, that, for avoidance of doubt, a transaction that results in (A) the member or members who held such Majority Voting Power of the Company immediately prior to such sale continuing to directly or indirectly hold the Majority Voting Power of the person that acquires such assets immediately after such transaction and (B) the holders of Preference Shares immediately prior to such sale acquiring Acceptable Securities of the person that acquires such assets immediately after such transaction shall not constitute a Company Sale.

Notwithstanding the foregoing, an IPO or any broadly disseminated Public Offering of Equity Securities of the Company or any of its subsidiaries shall not constitute a Company Sale.

Consent Rights Matters	The matters set out in Regulation 93 of these Articles of Association that require the consent of the holders Preference Shares as further set out therein.

Equity Securities	With respect to any entity, all forms of equity securities in such entity or any successor of such entity (however designated, whether voting or non-voting), all securities convertible into or exchangeable or exercisable for such equity securities, and all warrants, options or other rights to purchase or acquire from such entity or any successor of such entity, such equity securities, or securities convertible into or

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exchangeable or exercisable for such equity securities, including, with respect to the Company, the Ordinary Shares and any Share Equivalents (including the Preference Shares).

Exchange Act	The United States Securities Exchange Act of 1934, as amended from time to time.

Excluded Transaction	Any issuance of Ordinary Shares (a) pursuant to any stock option, stock purchase or similar plan or arrangement for the benefit of employees, officers, directors or consultants of the Company or its subsidiaries; (b) issued as consideration in connection with a bona fide acquisition, merger or consolidation by the Company to an unaffiliated third party provided such acquisition, merger or consolidation has been approved by the Board of Directors; (c) issued in connection with licensing, marketing or distribution arrangements or similar strategic transactions approved by the Board of Directors to an unaffiliated third party; (d) upon conversion of the Preference Shares; (e) as a dividend on Preference Shares; or (f) pursuant to an IPO or any other broadly disseminated public offering of Equity Securities of the Company.

Existing Member	A member as of the date of the Subscription Agreement and its Permitted Transferees (as defined in the Memorandum), excluding New Members.

Governmental Authority	Any federal, national, state, foreign, provincial, local or other government or any governmental, regulatory,

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administrative or self-regulatory authority, agency, bureau, board, commission, court, judicial or arbitral body, department, political subdivision, tribunal or other instrumentality thereof.

IPO	The first Public Offering of Shares in a firm commitment underwriting in (i) the United States or (ii) the United Kingdom with a listing on the London Stock Exchange, in Hong Kong on the Hong Kong Stock Exchange or any other country with a listing on an internationally recognized stock exchange (any such international exchange together with any stock exchange in the United States, an “Approved Exchange”) recommended by the lead managing underwriter or underwriters and approved by the Board of Directors.

Law	Any statute or law (including common law), constitution, code, ordinance, rule, treaty or regulation and any Order.

Liquid Securities	In the case of equity securities, that are of a class listed on one or more Approved Exchanges and that are immediately salable without contractual or legal restrictions on transfer (it being agreed that such securities shall not be deemed to be subject to legal restrictions if such securities are (A) immediately salable pursuant to Rule 144 (or applicable non U.S. equivalent to Rule 144) without volume limitations or (B) entitled to the benefits of a shelf registration or other registration rights that are immediately exercisable).

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Majority Existing Member	The Existing Member or Existing Members holding greater than fifty percent (50%) of the issued and outstanding Ordinary Shares (assuming for this purpose, the conversion of all Preference Shares held by the Existing Members into Ordinary Shares) held by all of the Existing Members at the time of the relevant meeting or consent.

Majority Voting Power	With respect to any person, either (a) the power to elect or direct the election of a majority of the board of directors or other similar body of such person or the power to control such person by contract or as the managing member or general partner (or other equivalent status) of such person, or (b) ownership of Equity Securities representing a majority of the voting interests of such person.

member	A person who holds shares in the Company and whose name is entered in the Company’s register of members as the registered holder of such shares.

Memorandum	The Memorandum of Association of the Company as originally framed or as from time to time amended, and including the Share Transfer Restrictions and the Preemptive Rights.

New Member	A member who acquired its shares under the Subscription Agreement.

Offering	The offering and sale of Preference Shares by the Company and certain members pursuant to the Subscription Agreement.

Order	Any award, injunction, judgment, decree, order, ruling, subpoena,

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assessment, writ or verdict or other decision issued, promulgated or entered by or with any Governmental Authority of competent jurisdiction.

person	An association, a corporation, an individual, a partnership, a limited liability company, a trust or any other entity or organization, including a Governmental Authority.

Preemptive Rights	The preemptive rights set out in Article I of the Schedule to the Memorandum entitled “Preemptive Rights”.

Preference Share Issue Amount	With respect to any Preference Share, US$46.0539.

Pro Rata Share	With respect to any member, a percentage interest (expressed as a percentage) that results from dividing (a) the number of Ordinary Shares held by such member by (b) the aggregate number of Ordinary Shares held by all members electing to participate in the purchase of Offered Securities pursuant to Article I, Section 1 of the Schedule to the Memorandum (assuming the conversion of all Preference Shares held by such member or members into Ordinary Shares in each of (a) and (b) above).

Public Offering	A public offering of Ordinary Shares pursuant to an effective registration statement (other than on Form F-4, Form S-4, Form S-8 or any successor forms) filed by the Company under the Securities Act or any equivalent foreign securities Laws.

Qualified IPO	An IPO for which the aggregate gross cash proceeds to be received by the Company and the selling

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members of Ordinary Shares in such offering ((or series of related offerings) without deducting underwriter discounts, expenses and commissions) are at least US$250,000,000 or the equivalent in a foreign currency if the Qualified IPO is not in the United States.

resolution of directors

(a)    A resolution approved at a duly convened and constituted meeting of directors of the Company or of a committee of directors of the Company by the affirmative vote of a simple majority of the directors present at the meeting who voted and did not abstain; or

(b)    a resolution consented to in writing by all directors or of all members of the committee, as the case may be;

except that where a director is given more than one vote, he shall be counted by the number of votes he casts for the purpose of establishing a majority.

resolution of members

(a)    A resolution approved at a duly convened and constituted meeting of the members of the Company by the affirmative vote of

(i)     a simple majority of the votes of the shares entitled to vote thereon which were present at the meeting and were voted and not abstained, or

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(ii)    a simple majority of the votes of each class or series of shares which were present at the meeting and entitled to vote thereon as a class or series and were voted and not abstained and of a simple majority of the votes of the remaining shares entitled to vote thereon which were present at the meeting and were voted and not abstained; or

(b)    a resolution consented to in writing by

(i)     an absolute majority of the votes of shares entitled to vote thereon, or

(ii)    an absolute majority of the votes of each class or series of shares entitled to vote thereon as a class or series and of an absolute majority of the votes of the remaining shares entitled to vote thereon.

Restructuring	The restructuring of the Company and the related transactions contemplated by the Restructuring Agreement.

Restructuring Agreement	The Restructuring Agreement, dated as of July 7, 2011, among the Company, the members named

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therein, SHL Fashion Limited, a British Virgin Islands limited company, SHL-Kors Limited, a British Virgin Islands limited company, Michael Kors Far East Holdings Limited, a British Virgin Islands limited company and Michael Kors (USA), Inc., a Delaware corporation.

securities	Shares and debt obligations of every kind, and options, warrants and rights to acquire shares, or debt obligations.

Securities Act	The United States Securities Act of 1933, as amended from time to time.

Shareholders Agreement	The Shareholders Agreement, dated as of Closing, among the Company and the members named therein.

shares	Collectively, Equity Securities of the Company, including the Ordinary Shares and the Preference Shares.

Share Equivalents	Any securities convertible into or exchangeable or exercisable for Ordinary Shares, and any warrants, options or other rights to purchase or acquire Ordinary Shares or securities convertible into or exchangeable or exercisable for Ordinary Shares.

Share Transfer Restrictions	The share transfer restrictions set out in Article II of the Schedule to the Memorandum entitled “Transfer”.

Springing Board Seat	The member of the Board of Directors designated by the holders of Preference Shares, as a class, to the extent that a Qualified IPO is not consummated on or prior to March 31, 2012.

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Subscription Agreement	The Subscription Agreement, dated as of Closing, among the Company and the members named therein.

subsidiary	With respect to any specified person, (a) any corporation or company more than 50% of whose voting or capital stock is, as of the time in question, directly or indirectly owned by such person and (b) any partnership, joint venture, association, or other entity in which such person, directly or indirectly, owns more than 50% of the equity or economic interest thereof or has the power to elect or direct the election of more than 50% of the members of the governing body of such entity.

surplus	The excess, if any, at the time of the determination of the total assets of the Company over the aggregate of its total liabilities, as shown in its books of account, plus the Company’s capital.

the Seal	Any Seal which has been duly adopted as the Seal of the Company.

these Articles	The Articles of Association as originally framed or as from time to time amended.

Transaction Documents	Collectively, the Shareholders Agreement, the Subscription Agreement and any other agreements entered into by the Company with the holders of Preference Shares in connection with the Offering.

Transfer	Any transfer, sale, assignment, pledge, hypothecation or other disposition of any shares, whether directly or indirectly (including by merger or sale of equity in any direct or indirect holding company, all or

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substantially all of whose assets consist of shares), irrespective of whether any of the foregoing are effected voluntarily, involuntarily, by operation of Law, pursuant to judicial process or otherwise, or whether inter vivos or upon death; provided, however, that any pledge, hypothecation or grant of any security interest to an institutional lender in which the member of such shares retains the power to vote such shares shall not constitute a Transfer; provided, further, that any foreclosure or other realization upon such pledge, hypothecation or security interest by the creditor with respect thereto shall constitute a Transfer and shall be subject to the Share Transfer Restrictions and the provisions of the Shareholders Agreement. When used as a verb, “Transfer” and “Transferred” shall have the correlative meaning. In addition, “Transferee” shall have the correlative meaning.

treasury shares	Shares in the Company that were previously issued but were repurchased, redeemed or otherwise acquired by the Company and not cancelled.

Voting and Lock-Up Agreement	The Voting and Lock-Up Agreement, dated as of July 7, 2011, by and among the Company and the persons listed on Schedule I thereto under the heading “Existing Shareholders”, as it may be amended from time to time.

2.	“Written” or any term of like import includes words typewritten, printed, painted, engraved, lithographed, photographed or represented or reproduced by any mode of reproducing words in a visible form, including telex, facsimile, telegram, cable or other form of writing produced by electronic communication.

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3.	Save as aforesaid any words or expressions defined in the Act shall bear the same meaning in these Articles.

4.	Whenever the singular or plural number, or the masculine, feminine or neuter gender is used in these Articles, it shall equally, where the context admits, include the others.

5.	A reference in these Articles to voting in relation to shares shall be construed as a reference to voting by members holding the shares except that it is the votes allocated to the shares that shall be counted and not the number of members who actually voted and a reference to shares being present at a meeting shall be given a corresponding construction.

6.	A reference to money in these Articles is, unless otherwise stated, a reference to the currency in which shares in the Company shall be issued according to the provisions of the Memorandum.

6A.	A reference to a provision of Law is a reference to that provision as extended, applied, amended or re-enacted and includes any subordinate legislation.

6B.	A reference to an agreement is a reference to that agreement as amended.

REGISTERED SHARES

7.	Every member holding registered shares in the Company shall be entitled to a certificate signed by a director or officer of the Company, or any other person authorized by resolution of directors, or under the Seal specifying the share or shares held by him and the signature of the director, officer or authorized person and the Seal may be facsimiles.

8.	Any member receiving a share certificate for registered shares shall indemnify and hold the Company and its Board of Directors and officers harmless from any loss or liability which it or they may incur by reason of any wrongful or fraudulent use or representation made by any person by virtue of the possession thereof. If a share certificate for registered shares is worn out or lost it may be renewed on production of the worn out certificate or on satisfactory proof of its loss together with such indemnity as may be required by a resolution of directors.

9.	If several persons are registered as joint holders of any shares, any one of such persons may give an effectual receipt for any dividend payable in respect of such shares.

SHARES, CAPITAL AND SURPLUS

10.	Subject to the provisions of these Articles, the Memorandum (which includes the Preemptive Rights) and any resolution of members, the unissued shares of the

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Company shall be at the disposal of the Board of Directors who may, without limiting or affecting any rights previously conferred on the holders of any existing shares or class or series of shares offer, allot, grant options over or otherwise dispose of shares to such persons, at such times and upon such terms and conditions as the Company may by resolution of directors determine.

11.	No share in the Company may be issued until the consideration in respect thereof is fully paid, and when issued the share is for all purposes fully paid and non-assessable save that a share issued for a promissory note or other written obligation for payment of a debt may be issued subject to forfeiture in the manner prescribed in these Articles.

12.	Shares in the Company shall be issued for money, services rendered, personal property, an estate in real property, a promissory note or other binding obligation to contribute money or property or any combination of the foregoing as shall be determined by a resolution of directors.

13.	Shares in the Company may be issued for such amount of consideration as the Board of Directors may from time to time by resolution of directors determine, except that in the case of shares with par value, the amount shall not be less than the par value, and in the absence of fraud the decision of the Board of Directors as to the value of the consideration received by the Company in respect of the issue is conclusive unless a question of Law is involved. The consideration in respect of the shares constitutes capital to the extent of the par value and the excess constitutes surplus.

14.	A share issued by the Company upon conversion of, or in exchange for, another share or a debt obligation or other security in the Company, shall be treated for all purposes as having been issued for money equal to the consideration received or deemed to have been received by the Company in respect of the other share, debt obligation or security.

15.	Treasury shares may be disposed of by the Company on such terms and conditions (not otherwise inconsistent with these Articles) as the Company may by resolution of directors determine.

16.	The Company may issue fractions of a share and a fractional share shall have the same corresponding fractional liabilities, limitations, preferences, privileges, qualifications, restrictions, rights and other attributes of a whole share of the same class or series of shares.

17.

Upon the issue by the Company of a share without par value, the consideration in respect of the share constitutes capital to the extent designated by the Board of Directors and the excess constitutes surplus, except that the Board of Directors must designate as capital an amount of the consideration that is at least equal to

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the amount that the share is entitled to as a preference, if any, in the assets of the Company upon liquidation of the Company.

18.	The Company may purchase, redeem or otherwise acquire and hold its own shares but only out of surplus or in exchange for newly issued shares of equal value.

19.	Subject to provisions to the contrary in the Memorandum or these Articles, the Company may not purchase, redeem or otherwise acquire its own shares without the consent of members whose shares are to be purchased, redeemed or otherwise acquired.

20.	No purchase, redemption or other acquisition of shares shall be made unless the Board of Directors determines by resolution of directors that immediately after the purchase, redemption or other acquisition Company will be able to satisfy its liabilities as they become due in the ordinary course of its business and the realisable value of the assets of the Company will not be less than the sum of its total liabilities, other than deferred taxes, as shown in the books of account, and its capital and, in the absence of fraud, the decision of the Board of Directors as to the realisable value of the assets of the Company is conclusive, unless a question of Law is involved.

21.	A determination by the Board of Directors under the preceding Regulation is not required where shares are purchased, redeemed or otherwise acquired

(a)	pursuant to a right of a member to have his shares redeemed or to have his shares exchanged for money or other property of the Company;

(b)	by virtue of a transfer of capital pursuant to Regulation 49;

(c)	by virtue of the provisions of the Act; or

(d)	pursuant to an order of the Court.

22.	Shares that the Company purchases, redeems or otherwise acquires pursuant to the preceding Regulation may be cancelled or held as treasury shares except to the extent that such shares are in excess of 80 percent of the issued shares of the Company in which case they shall be cancelled but they shall be available for reissue.

23.	Where shares in the Company are held by the Company as treasury shares or are held by another company of which the Company holds, directly or indirectly, shares having more than 50 percent of the votes in the election of directors of the other company, such shares of the Company are not entitled to vote or to have dividends paid thereon and shall not be treated as outstanding for any purpose except for purposes of determining the capital of the Company.

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24.	The Company may purchase, redeem or otherwise acquire its shares at a price lower than the fair value if permitted by, and then only in accordance with, the terms of

(a)	the Memorandum or these Articles; or

(b)	a written agreement for the subscription for the shares to be purchased, redeemed or otherwise acquired.

25.	The Company may by a resolution of directors include in the computation of surplus for any purpose the unrealised appreciation of the assets of the Company, and, in the absence of fraud, the decision of the Board of Directors as to the value of the assets is conclusive, unless a question of Law is involved.

MORTGAGES AND CHARGES OF REGISTERED SHARES

26.	Members may mortgage or charge their registered shares in the Company and upon satisfactory evidence thereof the Company shall give effect to the terms of any valid mortgage or charge except insofar as it may conflict with any requirements herein contained for consent to the transfer of shares.

27.	In the case of the mortgage or charge of registered shares there may be entered in the share register of the Company at the request of the registered holder of such shares

(a)	a statement that the shares are mortgaged or charged;

(b)	the name of the mortgagee or chargee; and

(c)	the date on which the aforesaid particulars are entered in the share register.

28.	Where particulars of a mortgage or charge are registered, such particulars shall be cancelled

(a)	with the consent of the named mortgagee or chargee or anyone authorised to act on his behalf; or

(b)	upon evidence satisfactory to the Board of Directors of the discharge of the liability secured by the mortgage or charge and the issue of such indemnities as the Board of Directors shall consider necessary or desirable.

29.	Whilst particulars of a mortgage or charge are registered, no transfer of any share comprised therein shall be effected without the written consent of the named mortgagee or chargee or anyone authorised to act on his behalf.

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FORFEITURE

30.	When shares issued for a promissory note or other written obligation for payment of a debt have been issued subject to forfeiture, the provisions set forth in the following four regulations shall apply.

31.	Written notice specifying a date for payment to be made and the shares in respect of which payment is to be made shall be served on the member who defaults in making payment pursuant to a promissory note or other written obligations to pay a debt.

32.	The written notice specifying a date for payment shall

(a)	name a further date not earlier than the expiration of 14 days from the date of service of the notice on or before which payment required by the notice is to be made; and

(b)	contain a statement that in the event of non-payment at or before the time named in the notice the shares, or any of them, in respect of which payment is not made will be liable to be forfeited.

33.	Where a written notice has been issued and the requirements have not been complied with within the prescribed time, the Board of Directors may at any time before tender of payment forfeit and cancel the shares to which the notice relates.

34.	The Company is under no obligation to refund any monies to the member whose shares have been forfeited and cancelled pursuant to these provisions. Upon forfeiture and cancellation of the shares the member is discharged from any further obligation to the Company with respect to the shares forfeited and cancelled.

LIEN

35.

The Company shall have a first and paramount lien on every share issued for a promissory note or for any other binding obligation to contribute money or property or any combination thereof to the Company, and the Company shall also have a first and paramount lien on every share standing registered in the name of a member, whether singly or jointly with any other person or persons, for all the debts and liabilities of such member or his estate to the Company, whether the same shall have been incurred before or after notice to the Company of any interest of any person other than such member, and whether the time for the payment or discharge of the same shall have actually arrived or not, and notwithstanding that the same are joint debts or liabilities of such member or his estate and any other person, whether a member of the Company or not. The Company’s lien on a share shall extend to all dividends payable thereon. The Board of Directors may at any time either generally, or in any particular case,

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waive any lien that has arisen or declare any share to be wholly or in part exempt from the provisions of this Regulation.

36.	In the absence of express provisions regarding sale in the promissory note or other binding obligation to contribute money or property, the Company may sell, in such manner as the Board of Directors may by resolution of directors determine, any share on which the Company has a lien, but no sale shall be made unless some sum in respect of which the lien exists is presently payable nor until the expiration of twenty one days after a notice in writing, stating and demanding payment of the sum presently payable and giving notice of the intention to sell in default of such payment, has been served on the holder for the time being of the share.

37.	The net proceeds of the sale by the Company of any shares on which it has a lien shall be applied in or towards payment of discharge of the promissory note or other binding obligation to contribute money or property or any combination thereof in respect of which the lien exists so far as the same is presently payable and any residue shall (subject to a like lien for debts or liabilities not presently payable as existed upon the share prior to the sale) be paid to the holder of the share immediately before such sale. For giving effect to any such sale the Board of Directors may authorise some person to transfer the share sold to the purchaser thereof. The purchaser shall be registered as the holder of the share and he shall not be bound to see to the application of the purchase money, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the sale.

TRANSFER OF SHARES

38.	Subject to any limitations in these Articles and the Memorandum, registered shares in the Company may be transferred by a written instrument of transfer signed by the transferor and containing the name and address of the transferee, but in the absence of such written instrument of transfer the Board of Directors may accept such evidence of a transfer of shares as they consider appropriate.

39.	The Company shall not be required to treat a transferee of a registered share in the Company as a member until the transferee’s name has been entered in the share register.

40.

Subject to any limitations in these Articles, the Memorandum, the Shareholders Agreement and the Voting and Lock-up Agreement, the Company must on the application of the transferor or transferee of a registered share in the Company enter in the share register the name of the transferee of the share save that the registration of transfers may be suspended and the share register closed at such times and for such periods as the Company may from time to time by resolution of directors determine provided always that such registration shall not be

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suspended and the share register closed for more than 60 days in any period of 12 months.

TRANSMISSION OF SHARES

41.	The executor or administrator of a deceased member, the guardian of an incompetent member or the trustee of a bankrupt member shall be the only person recognised by the Company as having any title to his share but they shall not be entitled to exercise any rights as a member of the Company until they have proceeded as set forth in the next following three regulations.

42.	The production to the Company of any document which is evidence of probate of the will, or letters of administration of the estate, or confirmation as executor, of a deceased member or of the appointment of a guardian of an incompetent member or the trustee of a bankrupt member may be accepted by the Company even if the deceased, incompetent or bankrupt member is domiciled outside the British Virgin Islands if the document evidencing the grant of probate or letters of administration, confirmation as executor, appointment as guardian or trustee in bankruptcy is issued by a foreign court which had competent jurisdiction in the matter. For the purpose of establishing whether or not a foreign court had competent jurisdiction in such a matter the Board of Directors may obtain appropriate legal advice. The Board of Directors may also require an indemnity to be given by the executor, administrator, guardian or trustee in bankruptcy.

43.	Any person becoming entitled by operation of Law or otherwise to a share or shares in consequence of the death, incompetence or bankruptcy of any member may be registered as a member upon such evidence being produced as may reasonably be required by the Board of Directors. An application by any such person to be registered as a member shall for all purposes be deemed to be a transfer of shares of the deceased, incompetent or bankrupt member and the Board of Directors shall treat it as such.

44.	Any person who has become entitled to a share or shares in consequence of the death, incompetence or bankruptcy of any member may, instead of being registered himself, request in writing that some person to be named by him be registered as the transferee of such share or shares and such request shall likewise be treated as if it were a transfer.

45.	What amounts to incompetence on the part of a person is a matter to be determined by the court having regard to all the relevant evidence and the circumstances of the case.

REDUCTION OR INCREASE IN MAXIMUM AUTHORISED NUMBER OF SHARES OR CAPITAL

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46.	Subject to any limitations in these Articles or the Memorandum, the Company may by a resolution of directors amend the Memorandum to increase or reduce its maximum authorised number of shares and in connection therewith the Company may in respect of any unissued shares increase or reduce the number of such shares, increase or reduce the par value of any such shares or effect any combination of the foregoing.

47.	The Company may amend the Memorandum to

(a)	divide the shares, including issued shares, of a class or series into a larger number of shares of the same class or series; or

(b)	combine the shares, including issued shares, of a class or series into a smaller number of shares of the same class or series,

provided, however, that where shares are divided or combined under (a) or (b) of this Regulation, the aggregate par value of the new shares must be equal to the aggregate par value of the original shares.

48.	The capital of the Company may by a resolution of directors be increased by transferring an amount of the surplus of the Company to capital.

49.	Subject to the provisions of the two next succeeding Regulations, the capital of the Company may by resolution of directors be reduced by transferring an amount of the capital of the Company to surplus.

50.	No reduction of capital shall be effected that reduces the capital of the Company to an amount that immediately after the reduction is less than the aggregate par value of all outstanding shares with par value and all shares with par value held by the Company as treasury shares and the aggregate of the amounts designated as capital of all outstanding shares without par value and all shares without par value held by the Company as treasury shares that are entitled to a preference, if any, in the assets of the Company upon liquidation of the Company.

51.	No reduction of capital shall be effected unless the Board of Directors determine that immediately after the reduction the Company will be able to satisfy its liabilities as they become due in the ordinary course of its business and that the realisable assets of the Company will not be less than its total liabilities, other than deferred taxes, as shown in the books of the Company and its remaining capital, and, in the absence of fraud, the decision of the Board of Directors as to the realisable value of the assets of the Company is conclusive, unless a question of Law is involved.

MEETINGS AND CONSENTS OF MEMBERS

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52.	The Board of Directors may convene meetings of the members of the Company at such times and in such manner and places within or outside the British Virgin Islands as the Board of Directors consider necessary or desirable.

53.	Upon the written request of members holding 10 percent or more of the outstanding Ordinary Shares (including any Ordinary Shares issuable upon conversion of the Preference Shares) the Board of Directors shall convene a meeting of members.

54.	The Board of Directors shall give not less than 7 days notice of meetings of members to those persons whose names on the date the notice is given appear as members in the share register of the Company and are entitled to vote at the meeting.

55.	The Board of Directors may fix the date notice is given of a meeting of members as the record date for determining those shares that are entitled to vote at the meeting.

56.	A meeting of members may be called on short notice:

(a)	if members holding not less than 90 percent of the total number of shares entitled to vote on all matters to be considered at the meeting, or 90 percent of the votes of each class or series of shares where members are entitled to vote thereon as a class or series together with not less than a 90 percent majority of the remaining votes, have agreed to short notice of the meeting, or

(b)	if all members holding shares entitled to vote on all or any matters to be considered at the meeting have waived notice of the meeting and for this purpose presence at the meeting shall be deemed to constitute waiver.

57.	The inadvertent failure of the Board of Directors to give notice of a meeting to a member or the fact that a member has not received a notice that has been properly given, shall not invalidate the meeting.

58.	A member may be represented at a meeting of members by a proxy who may speak and vote on behalf of the member.

59.	The instrument appointing a proxy shall be produced at the place appointed for the meeting before the time for holding the meeting at which the person named in such instrument proposes to vote.

60.	An instrument appointing a proxy shall be in substantially the following form or such other form as the Chairman of the meeting shall accept as properly evidencing the wishes of the member appointing the proxy.

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(Name of Company)

I/We                      being a member of the above Company with                      shares HEREBY APPOINT                      of                      or failing him                      of                      to be my/our proxy to vote for me/us at the meeting of members to be held on the                      day of                      and at any adjournment thereof.

(Any restrictions on voting to be inserted here.)

Signed this                      day of

Member

61.	The following shall apply in respect of joint ownership of shares:

(a)	if two or more persons hold shares jointly each of them may be present in person or by proxy at a meeting of members and may speak as a member;

(b)	if only one of the joint owners is present in person or by proxy he may vote on behalf of all joint owners; and

(c)	if two or more of the joint owners are present in person or by proxy they must vote as one.

62.	A member shall be deemed to be present at a meeting of members if he participates by telephone or other electronic means and all members participating in the meeting are able to hear each other.

63.	A meeting of members is duly constituted if, at the commencement of the meeting, there are present in person or by proxy not less than 50 percent of the votes of the shares or class or series of shares (assuming in the case of Ordinary Shares, any Ordinary Shares issuable upon conversion of the Preference Shares) entitled to vote on resolutions of members to be considered at the meeting. If a quorum be present, notwithstanding the fact that such quorum may be represented by only one person then such person may resolve any matter and a certificate signed by such person accompanied where such person be a proxy by a copy of the proxy form shall constitute a valid resolution of members.

64.

If within two hours from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of members, shall be dissolved; in any other case it shall stand adjourned to the next business day at the same time and place or to such other time and place as the Board of Directors may determine, and if at the adjourned meeting there are present within one hour from

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the time appointed for the meeting in person or by proxy not less than one third of the votes of the shares or each class or series of shares entitled to vote on the resolutions to be considered by the meeting, those present shall constitute a quorum but otherwise the meeting shall be dissolved.

65.	At every meeting of members, the Chairman of the Board of Directors shall preside as Chairman of the meeting. If there is no Chairman of the Board of Directors or if the Chairman of the Board of Directors is not present at the meeting, the members present shall choose someone of their number to be the Chairman. If the members are unable to choose a Chairman for any reason, then the person representing the greatest number of voting shares present in person or by prescribed form of proxy at the meeting shall preside as Chairman failing which the oldest individual member or representative of a member present shall take the chair.

66.	The Chairman may, with the consent of the meeting, adjourn any meeting from time to time, and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

67.	At any meeting of the members the Chairman shall be responsible for deciding in such manner as he shall consider appropriate whether any resolution has been carried or not and the result of his decision shall be announced to the meeting and recorded in the minutes thereof. If the Chairman shall have any doubt as to the outcome of any resolution put to the vote, he shall cause a poll to be taken of all votes cast upon such resolution, but if the Chairman shall fail to take a poll then any member present in person or by proxy who disputes the announcement by the Chairman of the result of any vote may immediately following such announcement demand that a poll be taken and the Chairman shall thereupon cause a poll to be taken. If a poll is taken at any meeting the result thereof shall be duly recorded in the minutes of that meeting by the Chairman.

68.	Any person other than an individual shall be regarded as one member and subject to the specific provisions hereinafter contained for the appointment of representatives of such persons the right of any individual to speak for or represent such member shall be determined by the Law of the jurisdiction where, and by the documents by which, the person is constituted or derives its existence. In case of doubt, the Board of Directors may in good faith seek legal advice from any qualified person and unless and until a court of competent jurisdiction shall otherwise rule, the Board of Directors may rely and act upon such advice without incurring any liability to any member.

69.

Any person other than an individual which is a member of the Company may by resolution of its Board of Directors or other governing body authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of members of the Company, and the person so authorised shall be entitled

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to exercise the same power on behalf of the person which he represents as that person could exercise if it were an individual member of the Company.

70.	The Chairman of any meeting at which a vote is cast by proxy or on behalf of any person other than an individual may call for a notarially certified copy of such proxy or authority which shall be produced within 7 days of being so requested or the votes cast by such proxy or on behalf of such person shall be disregarded.

71.	Directors of the Company may attend and speak at any meeting of members of the Company and at any separate meeting of the holders of any class or series of shares in the Company.

72.	An action that may be taken by the members at a meeting may also be taken by a resolution of members consented to in writing or by telex, telegram, cable, facsimile or other written electronic communication, without the need for any notice, but if any resolution of members is adopted otherwise than by the unanimous written consent of all members, a copy of such resolution shall forthwith be sent to all members not consenting to such resolution. The consent may be in the form of counterparts, each counterpart being signed by one or more members.

73.	Except as otherwise described in the Memorandum, each holder of Preference Shares shall have the right to vote its Preference Shares in the manner described therein (and not as a separate class or series) together with the members at all meetings of the members.

DIRECTORS

74.	The first directors of the Company shall be appointed by the subscribers to the Memorandum; and thereafter, the directors, including the Springing Board Seat, shall be elected by the members for such term as the members determine in the resolution of members approving such appointment.

75.	The minimum number of directors shall be one and the maximum number shall be 12.

76.	Each director shall hold office for the term, if any, fixed by resolution of members or until his earlier death, resignation or removal; provided that the Springing Board Seat shall serve for the period provided herein.

77.	Other than with respect to the Springing Board Seat, a director may be removed from office, with or without cause, by a resolution of members or, with cause, by a resolution of directors.

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78.	A director may resign his office by giving written notice of his resignation to the Company and the resignation shall have effect from the date the notice is received by the Company or from such later date as may be specified in the notice.

79.	Notwithstanding Regulation 74 above, the Board of Directors may at any time appoint any person to be a director either to fill a vacancy or as an addition to the existing directors; provided, however, that the holders of Preference Shares, as a class, by approval of holders of a majority of the outstanding Ordinary Shares held by such holders of Preference Shares (assuming all Preference Shares are converted into Ordinary Shares) shall have the right to designate the replacement for the Springing Board Seat to fill any such vacancy. A vacancy occurs through the death, resignation or removal of a director but a vacancy or vacancies shall not be deemed to exist where one or more directors shall resign after having appointed his or their successor or successors. The director in respect of the Springing Board Seat shall resign immediately prior to, and conditioned upon, the consummation of a Qualified IPO; provided that in the event such director does not so resign, such director may be immediately removed by a resolution of directors or a resolution of members.

80.	The Company may determine by resolution of directors to keep a register of the Board of Directors containing

(a)	the names and addresses of the persons who are directors of the Company;

(b)	the date on which each person whose name is entered in the register was appointed as a director of the Company; and

(c)	the date on which each person named as a director ceased to be a director of the Company.

81.	If the Board of Directors determines to maintain a register of directors, a copy thereof shall be kept at the registered office of the Company and the Company may determine by resolution of directors to register a copy of the register with the Registrar of Companies.

82.	With the prior or subsequent approval by a resolution of members, the Board of Directors may, by a resolution of directors, fix the emoluments of the Board of Directors with respect to services to be rendered in any capacity to the Company.

83.	A director shall not require a share qualification, and may be an individual or a company.

POWERS OF DIRECTORS

84.	The business and affairs of the Company shall be managed by the directors who may pay all expenses incurred preliminary to and in connection with the

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formation and registration of the Company and may exercise all such powers of the Company as are not by the Act or by the Memorandum or these Articles required to be exercised by the members of the Company, subject to any delegation of such powers as may be authorised by these Articles and to such requirements as may be prescribed by a resolution of members; but no requirement made by a resolution of members shall prevail if it be inconsistent with these Articles nor shall such requirement invalidate any prior act of the Board of Directors which would have been valid if such requirement had not been made.

85.	The Board of Directors may, by a resolution of directors, appoint any person, including a person who is a director, to be an officer or agent of the Company. The resolution of directors appointing an agent may authorise the agent to appoint one or more substitutes or delegates to exercise some or all of the powers conferred on the agent by the Company.

86.	Every officer or agent of the Company has such powers and authority of the Board of Directors, including the power and authority to affix the Seal, as are set forth in these Articles or in the resolution of directors appointing the officer or agent, except that no officer or agent has any power or authority with respect to the matters requiring a resolution of directors under the Act.

87.	Any director which is a body corporate may appoint any person its duly authorised representative for the purpose of representing it at meetings of the Board of Directors or with respect to unanimous written consents.

88.	The continuing directors may act notwithstanding any vacancy in their body, save that if their number is reduced to their knowledge below the number fixed by or pursuant to these Articles as the necessary quorum for a meeting of the Board of Directors, the continuing directors or director may act only for the purpose of appointing directors to fill any vacancy that has arisen or summoning a meeting of members.

89.	The Board of Directors may by resolution of directors exercise all the powers of the Company to borrow money and to mortgage or charge its undertakings and property or any part thereof, to issue debentures, debenture stock and other securities whenever money is borrowed or as security for any debt, liability or obligation of the Company or of any third party.

90.	All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for monies paid to the Company, shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as shall from time to time be determined by resolution of directors.

91.	The Company may determine by resolution of directors to maintain at its registered office a register of mortgages, charges and other encumbrances in

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which there shall be entered the following particulars regarding each mortgage, charge and other encumbrance:

(a)	the sum secured;

(b)	the assets secured;

(c)	the name and address of the mortgagee, chargee or other encumbrancer;

(d)	the date of creation of the mortgage, charge or other encumbrance; and

(e)	the date on which the particulars specified above in respect of the mortgage, charge or other encumbrance are entered in the register.

92.	The Company may further determine by a resolution of directors to register a copy of the register of mortgages, charges or other encumbrances with the Registrar of Companies.

93.	Consent Rights Matters

The Company shall not, and shall cause each of its subsidiaries and each of its and its subsidiaries’ respective directors, officers, committee members, committees, employees, agents or delegates not to, without the affirmative vote or written consent of the holders of a majority of the then outstanding Preference Shares, voting as a separate class:

(a)	enter into any material transaction involving the Company or any subsidiary of the Company, on the one hand, and any Affiliate of the Company, on the other hand, or make or enter into any agreement, arrangement, commitment or understanding to do or cause to be done any of the foregoing, unless such transaction is to be consummated on terms and conditions no less favorable to the Company or its subsidiary (as applicable) than could be obtained in a transaction effected with an unaffiliated third party on an arm’s-length basis by the Company or its subsidiary (as applicable) as determined by a majority of the non-interested members of the Board of Directors in their reasonable discretion; provided, however, that this clause 93(a) shall not apply to any:

(i)	transactions between or among the Company and any of its wholly-owned subsidiaries (or among its wholly-owned subsidiaries);

(ii)

payment of reasonable and customary compensation (including the issuance of Equity Securities) to, provisions of awards and benefits under employee benefit plans, stock option plans and other similar arrangements to, and

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indemnities provided for the benefit of, current, former and future officers, directors, employees or consultants of the Company or any of its wholly-owned subsidiaries and the entry into any agreement or arrangement relating to the foregoing;

(iii)	agreement, instrument or arrangement as in effect as of the Closing (which shall be deemed to include any license agreement to be entered into by the Company and Michael Kors Far East Holdings Limited (or any Affiliate thereof) provided that such license agreement is entered into substantially upon the terms set forth in the Subscription Agreement), or any transaction contemplated thereby, or any amendment, modification or replacement thereof specifically provided for therein (so long as any such amendment, modification or replacement is not materially more adverse to the Company when taken as a whole as compared to the applicable agreement or arrangement as in effect on the Closing); and

(iv)	restructuring or reorganization of the Company, its Affiliates (including any of its direct or indirect parent companies) or any of its subsidiaries in connection with an IPO so long as any such restructuring or reorganization of the Company is not adverse to the Preference Shares in any way and does not cause adverse tax or other structuring consequences to the holders of Preference Shares;

The Company shall provide each holder of Preference Shares with written notice (which notice will include a summary of terms) ten days prior to it or its subsidiary taking any action that requires the affirmative vote or written consent of the holders of a majority of the then outstanding Preference Shares, voting as a separate class, under clause (a) of this Article 93; or

(b)

amend, supplement or restate, by any means, including amendment, reclassification, merger, consolidation, reorganization or otherwise (other than in connection with a Drag-Along Sale), (i) any provision of the Memorandum or the Articles in a manner that (x) alters or changes the rights, preferences or privileges of the Preference Shares, or (y) otherwise materially and disproportionately adversely affects the holders of Preference Shares or (ii) any other organizational documents of the Company and its subsidiaries, or any Transaction Document in a manner that is materially adverse to any rights, preferences, privileges or obligations of the holders of Preference Shares (and notwithstanding that such impact may be the same to all other members and/or their shares in the Company), except, in each case, for any such amendment, supplement

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or restatement (A) to correct any typographical or similar ministerial errors, (B) necessary or appropriate to effect a restructuring or reorganization of, or take other necessary and appropriate actions with respect to, the Company, its Affiliates (including any of its direct or indirect parent companies) or any of its subsidiaries in connection with an IPO, (C) to provide for anti-^controlled foreign corporation” restrictions or similar language in such organizational documents of the Company or its subsidiaries, (D) to create, authorize and/or issue Junior Securities or (E) to comply with any applicable Law or to protect the limited liability of the Company and its members.

PROCEEDINGS OF DIRECTORS

94.	The Board of Directors of the Company or any committee thereof may meet at such times and in such manner and places within or outside the British Virgin Islands as the Board of Directors may determine to be necessary or desirable.

95.	A director shall be deemed to be present at a meeting of the Board of Directors if he participates by telephone or other electronic means and all directors participating in the meeting are able to hear each other.

96.	A director shall be given not less than 3 days notice of meetings of the Board of Directors, but a meeting of the Board of Directors held without 3 days notice having been given to all directors shall be valid if all the directors entitled to vote at the meeting who do not attend, waive notice of the meeting and for this purpose, the presence of a director at a meeting shall constitute waiver on his part.

97.	A director may by a written instrument appoint an alternate who need not be a director and an alternate is entitled to attend meetings in the absence of the director who appointed him and to vote or consent in place of the director.

98.	A meeting of the Board of Directors is duly constituted for all purposes if at the commencement of the meeting there are present in person or by alternate not less than one half of the total number of directors, unless there are only 2 directors in which case the quorum shall be 2.

99.	If the Company shall have only one director the provisions herein contained for meetings of the Board of Directors shall not apply but such sole director shall have full power to represent and act for the Company in all matters as are not by the Act or the Memorandum or these Articles required to be exercised by the members of the Company and in lieu of minutes of a meeting shall record in writing and sign a note or memorandum of all matters requiring a resolution of directors. Such a note or memorandum shall constitute sufficient evidence of such resolution for all purposes.

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100.	At every meeting of the Board of Directors the Chairman of the Board of Directors shall preside as Chairman of the meeting. If there is no Chairman of the Board of Directors or if the Chairman of the Board of Directors is not present at the meeting the Vice Chairman of the Board of Directors shall preside. If there is no Vice Chairman of the Board of Directors or if the Vice Chairman of the Board of Directors is not present at the meeting the directors present shall choose someone of their number to be Chairman of the meeting.

101.	An action that may be taken by the Board of Directors or a committee of the Board of Directors at a meeting may also be taken by a resolution of directors or a committee of the Board of Directors consented to in writing or by telex, telegram, cable, facsimile or other written electronic communication by all directors or all members of the committee as the case may be, without the need for any notice. The consent may be in the form of counterparts, each counterpart being signed by one or more directors.

102.	The Board of Directors shall cause the following corporate records to be kept:

(a)	minutes of all meetings of the Board of Directors, members, committee of the Board of Directors, committees of officers and committees of members;

(b)	copies of all resolutions consented to by the Board of Directors, members, committees of the Board of Directors, committees of officers and committees of members; and

(c)	such other accounts and records as the Board of Directors by resolution of directors consider necessary or desirable in order to reflect the financial position of the Company.

103.	The books, records and minutes shall be kept at the registered office of the Company, its principal place of business or at such other place as the Board of Directors determines.

104.	The Board of Directors may, by resolution of directors, designate one or more committees, each consisting of one or more directors.

105.	Each committee of the Board of Directors has such powers and authorities of the Board of Directors, including the power and authority to affix the Seal, as are set forth in the resolution of directors establishing the committee, except that no committee has any power or authority to amend the Memorandum or these Articles, to appoint the Board of Directors or fix their emoluments, or to appoint officers or agents of the Company.

106.	The meetings and proceedings of each committee of the Board of Directors consisting of 2 or more directors shall be governed mutatis mutandis by the

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provisions of these Articles regulating the proceedings of the Board of Directors so far as the same are not superseded by any provisions in the resolution establishing the committee.

OFFICERS

107.	The Company may by resolution of directors appoint officers of the Company at such times as shall be considered necessary or expedient. Such officers may consist of a Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, a President and one or more Vice Presidents, Secretaries and Treasurers and such other officers as may from time to time be deemed desirable. Any number of offices may be held by the same person.

108.	The officers shall perform such duties as shall be prescribed at the time of their appointment subject to any modification in such duties as may be prescribed thereafter by resolution of directors or resolution of members, but in the absence of any specific allocation of duties it shall be the responsibility of the Chairman of the Board of Directors to preside at meetings of the Board of Directors and members, the Vice Chairman to act in the absence of the Chairman, the President to manage the day to day affairs of the Company, the Vice Presidents to act in order of seniority in the absence of the President but otherwise to perform such duties as may be delegated to them by the President, the Secretaries to maintain the share register, minute books and records (other than financial records) of the Company and to ensure compliance with all procedural requirements imposed on the Company by applicable Law, and the Treasurer to be responsible for the financial affairs of the Company.

109.	The emoluments of all officers shall be fixed by resolution of directors.

110.	The officers of the Company shall hold office until their successors are duly elected and qualified, but any officer elected or appointed by the Board of Directors may be removed at any time, with or without cause, by resolution of directors. Any vacancy occurring in any office of the Company may be filled by resolution of directors.

CONFLICT OF INTERESTS

111.

No agreement or transaction between the Company and one or more of its directors or any person in which any director has a financial interest or to whom any director is related, including as a director of that other person, is void or voidable for this reason only or by reason only that the director is present at the meeting of the Board of Directors or at the meeting of the committee of the Board of Directors that approves the agreement or transaction or that the vote or consent of the director is counted for that purpose if the material facts of the interest of each director in the agreement or transaction and his interest in or relationship to

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any other party to the agreement or transaction are disclosed in good faith or are known by the other directors.

112.	A director who has an interest in any particular business to be considered at a meeting of the Board of Directors or members may be counted for purposes of determining whether the meeting is duly constituted.

INDEMNIFICATION

113.	Subject to the limitations hereinafter provided the Company may indemnify against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred in connection with legal, administrative or investigative proceedings any person who

(a)	is or was a party or is threatened to be made a party to any threatened, pending or completed proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director, an officer or a liquidator of the Company; or

(b)	is or was, at the request of the Company, serving as a director, officer or liquidator of, or in any other capacity is or was acting for, another company or a partnership, joint venture, trust or other enterprise.

114.	The Company may only indemnify a person if the person acted honestly and in good faith with a view to the best interests of the Company and, in the case of criminal proceedings, the person had no reasonable cause to believe that his conduct was unlawful.

115.	The decision of the Board of Directors as to whether the person acted honestly and in good faith and with a view to the best interests of the Company and as to whether the person had no reasonable cause to believe that his conduct was unlawful, is in the absence of fraud, sufficient for the purposes of these Articles, unless a question of Law is involved.

116.	The termination of any proceedings by any judgment, order, settlement, conviction or the entering of a nolle prosequi does not, by itself, create a presumption that the person did not act honestly and in good faith and with a view to the best interests of the Company or that the person had reasonable cause to believe that his conduct was unlawful.

117.	If a person to be indemnified has been successful in defence of any proceedings referred to above the person is entitled to be indemnified against all expenses, including legal fees, and against all judgments, fines and amount paid in settlement and reasonably incurred by the person in connection with the proceedings.

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118.	The Company may purchase and maintain insurance in relation to any person who is or was a director, an officer or a liquidator of the Company, or who at the request of the Company is or was serving as a director, an officer or a liquidator of, or in any other capacity is or was acting for, another company or a partnership, joint venture, trust or other enterprise, against any liability asserted against the person and incurred by the person in that capacity, whether or not the Company has or would have had the power to indemnify the person against the liability as provided in these Articles.

SEAL

119.	The Company may have more than one Seal and references herein to the Seal shall be references to every Seal which shall have been duly adopted by resolution of directors. The Board of Directors shall provide for the safe custody of the Seal and for an imprint thereof to be kept at the Registered Office. Except as otherwise expressly provided herein the Seal when affixed to any written instrument shall be witnessed and attested to by the signature of a director or any other person so authorised from time to time by resolution of directors. Such authorisation may be before or after the seal is affixed may be general or specific and may refer to any number of sealings. The Board of Directors may provide for a facsimile of the Seal and of the signature of any director or authorised person which may be reproduced by printing or other means on any instrument and it shall have the same force and validity as if the Seal had been affixed to such instrument and the same had been signed as hereinbefore described.

DIVIDENDS

120.	The Company may by a resolution of directors declare and pay dividends in money, shares, or other property but dividends shall only be declared and paid out of surplus. In the event that dividends are paid in specie the Board of Directors shall have responsibility for establishing and recording in the resolution of directors authorising the dividends, a fair and proper value for the assets to be so distributed.

121.	The Board of Directors may from time to time pay to the members such interim dividends as appear to the Board of Directors to be justified by the profits of the Company.

122.	The Board of Directors may, before declaring any dividend, set aside out of the profits of the Company such sum as they think proper as a reserve fund, and may invest the sum so set apart as a reserve fund upon such securities as they may select.

123.

No dividend shall be declared and paid unless the Board of Directors determine that immediately after the payment of the dividend the Company will be able to satisfy its liabilities as they become due in the ordinary course of its business and

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the realisable value of the assets of the Company will not be less than the sum of its total liabilities, other than deferred taxes, as shown in its books of account, and its capital. In the absence of fraud, the decision of the Board of Directors as to the realisable value of the assets of the Company is conclusive, unless a question of Law is involved.

124.	Notice of any dividend that may have been declared shall be given to each member in manner hereinafter mentioned and all dividends unclaimed for 3 years after having been declared may be forfeited by resolution of directors for the benefit of the Company.

125.	No dividend shall bear interest as against the Company and no dividend shall be paid on treasury shares or shares held by another company of which the Company holds directly or indirectly, shares having more than 50 percent of the vote in electing directors.

126.	A share issued as a dividend by the Company shall be treated for all purposes as having been issued for money equal to the surplus that is transferred to capital upon the issue of the share.

127.	In the case of a dividend of authorised but unissued shares with par value, an amount equal to the aggregate par value of the shares shall be transferred from surplus to capital at the time of the distribution.

128.	In the case of a dividend of authorised but unissued shares without par value, the amount designated by the Board of Directors shall be transferred from surplus to capital at the time of the distribution, except that the Board of Directors must designate as capital an amount that is at least equal to the amount that the shares are entitled to as a preference, if any, in the assets of the Company upon liquidation of the Company.

129.	A division of the issued and outstanding shares of a class or series of shares into a larger number of shares of the same class or series having a proportionately smaller par value does not constitute a dividend of shares.

ACCOUNTS AND AUDIT

130.	The Company may by resolution of members call for the Board of Directors to prepare periodically a profit and loss account and a balance sheet. The profit and loss account and balance sheet shall be drawn up so as to give respectively a true and fair view of the profit or loss of the Company for the financial period and a true and fair view of the state of affairs of the Company as at the end of the financial period.

131.	The Company may by resolution of members call for the accounts to be examined by auditors.

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132.	The first auditors shall be appointed by resolution of directors, subsequent auditors shall be appointed by a resolution of members.

133.	The auditors may be members of the Company but no director or other officer shall be eligible to be an auditor of the Company during his continuance in office.

134.	The remuneration of the auditors of the Company

(a)	in the case of auditors appointed by the Board of Directors, may be fixed by resolution of directors;

(b)	subject to the foregoing, shall be fixed by resolution of members or in such manner as the Company may by resolution of members determine.

135.	The auditors shall examine each profit and loss account and balance sheet required to be served on every member of the Company or laid before a meeting of the members of the Company and shall state in a written report whether or not

(a)	in their opinion the profit and loss account and balance sheet give a true and fair view respectively of the profit or loss for the period covered by the accounts, and of the state of affairs of the Company at the end of that period, and

(b)	all the information and explanations required by the auditors have been obtained.

136.	The report of the auditors shall be annexed to the accounts and shall be read at the meeting of members at which the accounts are laid before the Company or shall be served on the members.

137.	Every auditor of the Company shall have a right of access at all times to the books of account and vouchers of the Company, and shall be entitled to require from the directors and officers of the Company such information and explanations as he thinks necessary for the performance of the duties of the auditors.

138.	The auditors of the Company shall be entitled to receive notice of, and to attend any meetings of members of the Company as which the Company’s profit and loss account and balance sheet are to be presented.

NOTICES

139.	Any notice, information or written statement to be given by the Company to members may be served in the case of members holding registered shares in any way by which it can reasonably be expected to reach each member or by mail addressed to each member at the address shown in the share register.

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140.	Any summons, notice, order, document, process, information or written statement to be served on the Company may be served by leaving it, or by sending it by registered mail addressed to the Company, at its registered office, or by leaving it with, or by sending it by registered mail to, the registered agent of the Company.

141.	Service of any summons, notice, order, document, process, information or written statement to be served on the Company may be proved by showing that the summons, notice, order, document, process, information or written statement was delivered to the registered office or the registered agent of the Company or that it was mailed in such time as to admit to its being delivered to the registered office or the registered agent of the Company in the normal course of delivery within the period prescribed for service and was correctly addressed and the postage was prepaid.

PENSION AND SUPERANNUATION FUNDS

142.	The Board of Directors may establish and maintain or procure the establishment and maintenance of any non-contributory or contributory pension or superannuation funds for the benefit of, and give or procure the giving of donations, gratuities, pensions, allowances or emoluments to any persons who are or were at any time in the employment or service of the Company or any company which is a subsidiary of the Company or is allied to or associated with the Company or with any such subsidiary, or who are or were at any time directors or officers of the Company or of any such other company as aforesaid or who hold or held any salaried employment or office in the Company or such other company, or any persons in whose welfare the Company or any such other company as aforesaid is or has been at any time interested, and to the wives, widows, families and dependents of any such person, and may make payments for or towards the insurance of any such persons as aforesaid, and may do any of the matters aforesaid either alone or in conjunction with any such other company as aforesaid. Subject always to the proposal being approved by resolution of members, a director holding any such employment, or office shall be entitled to participate in and retain for his own benefit any such donation, gratuity, pension allowance or emolument.

ARBITRATION

143.

Whenever any difference arises between the Company on the one hand and any of the members or their executors, administrators or assigns on the other hand, touching the true intent and construction or the incidence or consequences of the Memorandum, these Articles or of the Act, touching anything done or executed, omitted or suffered in pursuance of the Act or touching any breach or alleged breach or otherwise relating to the premises or to these Articles, the Memorandum, or to any Act or Ordinance affecting the Company or to any of the affairs of the Company such difference shall, unless the parties agree to refer the

37

same to a single arbitrator, be referred to 2 arbitrators one to be chosen by each of the parties to the difference and the arbitrators shall before entering on the reference appoint an umpire.

144.	If either party to the reference makes default in appointing an arbitrator either originally or by way of substitution (in the event that an appointed arbitrator shall die, be incapable of acting or refuse to act) for 10 days after the other party has given him notice to appoint the same, such other party may appoint an arbitrator to act in the place of the arbitrator of the defaulting party.

VOLUNTARY WINDING UP AND DISSOLUTION

145.	The Company may voluntarily commence to wind up and dissolve by a resolution of members but if the Company has never issued shares it may voluntarily commence to wind up and dissolve by resolution of directors.

CONTINUATION

146.	The Company may by resolution of members or by a resolution passed unanimously by all directors of the Company continue as a company incorporated under the Laws of a jurisdiction outside the British Virgin Islands in the manner provided under those Laws.

[remainder of page left intentionally blank]

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We, Offshore Incorporations Limited, of P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands for the purpose of incorporating an International Business Company under the laws of the British Virgin Islands hereby subscribe our name to these Articles of Association the 1st day of July, 2002.

SUBSCRIBER	Offshore Incorporations Limited E. T. POWELL

(Sd.) E.T. POWELL Authorised Signatory

in the presence of: WITNESS	FANDY TSOI

(Sd.) Fandy Tsoi 9/F Ruttonjee House 11 Duddell Street, Central Hong Kong Production Supervisor

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EXHIBIT B

FORM OF AMENDED AND RESTATED MEMORANDUM

(See attached.)

BC No. 524407

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT

(NO. 16 OF 2004)

MEMORANDUM AND ARTICLES

OF ASSOCIATION

OF

MICHAEL KORS HOLDINGS LIMITED

Incorporated the 13th day of December, 2002

under the International Business Companies Act

(CAP. 291)

Amended and Restated on the 7th day of July, 2011

INCORPORATED IN THE BRITISH VIRGIN ISLANDS

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT

(NO. 16 OF 2004)

MEMORANDUM OF ASSOCIATION

OF

MICHAEL KORS HOLDINGS LIMITED

NAME

1.	The Name of the Company is Michael Kors Holdings Limited.

REGISTERED OFFICE

2.	The registered office of the Company will be located at the offices of Offshore Incorporations Limited, P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands.

REGISTERED AGENT

3.	The registered agent of the Company will be Offshore Incorporations Limited of P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands.

GENERAL OBJECTS AND POWERS

4.	(i)		Subject to the following provisions of this Memorandum, the objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the Act or any other Law of the British Virgin Islands.

	(ii	)	Without limiting the foregoing, the powers of the Company include the power to do the following:

(a)	grant options over unissued shares in the Company and treasury shares;

(b)	issue securities that are convertible into shares;

(c)	give financial assistance to any person in connection with the acquisition of the Company’s own shares;

(d)	issue debt obligations of every kind and grant options, warrants and rights to acquire debt obligations;

(e)	guarantee a liability or obligation of any person and secure any of its obligations by mortgage, pledge or other charge, of any of its assets for that purpose; and

(f)	protect the assets of the Company for the benefit of the Company, its creditors and its members and, at the discretion of the directors, for any person having a direct or indirect interest in the Company.

EXCLUSIONS

5.	(i)	The Company may not

(a)	carry on business with persons resident in the British Virgin Islands;

(b)	own an interest in real property situate in the British Virgin Islands, other than a lease referred to in paragraph 5(ii)(e) of subclause 5(ii);

(c)	carry on banking or trust business, unless it is licensed to do so under the Banks and Trust Companies Act, 1990;

(d)	carry on business as an insurance or re-insurance company, insurance agent or insurance broker, unless it is licensed under an enactment authorising it to carry on that business;

(e)	carry on business of company management, unless it is licensed under the Company Management Act, 1990; or

(f)	carry on the business of providing the registered office or the registered agent for companies incorporated in the British Virgin Islands.

(ii)	For purposes of paragraph 5(i)(a) of subclause 5(i), the Company shall not be treated as carrying on business with persons resident in the British Virgin Islands if

(a)	it makes or maintains deposits with a person carrying on banking business within the British Virgin Islands;

(b)	it makes or maintains professional contact with solicitors, barristers, accountants, bookkeepers, trust companies,

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administration companies, investment advisers or other similar persons carrying on business within the British Virgin Islands;

(c)	it prepares or maintains books and records within the British Virgin Islands;

(d)	it holds, within the British Virgin Islands, meetings of its directors or members;

(e)	it holds a lease of property for use as an office from which to communicate with members or where books and records of the Company are prepared or maintained;

(f)	it holds shares, debt obligations or other securities in a company incorporated under the International Business Companies Act or under the Companies Act; or

(g)	shares, debt obligations or other securities in the Company are owned by any person resident in the British Virgin Islands or by any company incorporated under the International Business Companies Act or under the Companies Act.

LIMITATION OF LIABILITY

6.	The Company is a company limited by shares. The liability of each member is limited to:

(a)	the amount from time to time unpaid on that member’s shares;

(b)	any liability expressly provided for in the Memorandum or the Articles; and

(c)	any liability to repay a distribution pursuant to section 58(1) of the Act.

CURRENCY

7.	Shares in the Company shall be issued in the currency of the United States of America.

AUTHORISED CAPITAL

8.	The Company shall have no authorised capital.

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CLASSES, NUMBER AND PAR VALUE OF SHARES

9.	The Company is authorised to issue a maximum of 160,856,853 shares comprised of the following two classes of shares of one series each as follows:

(a)	10,856,853 preference shares of no par value each (the “Preference Shares”); and

(b)	150,000,000 ordinary shares of no par value each (the “Ordinary Shares”).

DESIGNATIONS, POWERS, PREFERENCES, ETC. OF PREFERENCE SHARES

10.	Ranking. The Preference Shares shall, with respect to dividend rights, rights on other distributions and rights upon liquidation, winding up or dissolution, rank (a) senior to the Ordinary Shares and any other class or series of ordinary, preference or other shares or Equity Securities of the Company now or hereafter authorized (such Equity Securities, “Junior Securities”) and (b) junior to any indebtedness now or hereafter incurred by the Company.

11.	Dividends.

(a)	Subject to clause 11(c) below, if the Company declares and pays any dividends on the Ordinary Shares, then, in that event, holders of Preference Shares shall be entitled to share in such dividends on a pro rata basis, as if their Preference Shares had been converted into Ordinary Shares pursuant to clause 13 below immediately prior to the record date for determining the holders of Ordinary Shares eligible to receive such dividends.

(b)

If the Company does not consummate a Qualified IPO within 18 months after the Closing (“IPO Dividend Date”), the Board of Directors shall (subject to the Company’s compliance with the provisions of the Act and the Articles) declare and the holders of Preference Shares shall receive, in addition to the dividends described in clause 11 (a), dividends at an annual rate equal to 10% of the Accreted Value, calculated on the basis of a 360-day year, consisting of twelve 30-day months, which shall accrue on a daily basis from the IPO Dividend Date, whether or not declared by the Board of Directors, and shall be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year (unless any such day is not a Business Day, in which event such dividends shall be payable on the next succeeding Business Day, without accrual to the actual payment date) (each such date, a “Dividend Payment Date”). Unless otherwise specified in a resolution of directors, accrued and unpaid dividends shall compound and be added to the Accreted Value in effect immediately prior to each Dividend Payment Date; provided, that, in lieu

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thereof, such accrued and unpaid dividends may (i) be paid to the holders of Preference Shares in cash or (ii) be paid in cash or compound and be added to the Accreted Value in any combination thereof, in each case as specified in a resolution of directors.

(c)	The Company shall not declare or pay any dividends on, or make any other distributions with respect to or redeem, purchase or otherwise acquire for consideration, any Junior Securities unless and until (i) all accrued and unpaid dividends on the Preference Shares have been paid in full and (ii) prior to the IPO Dividend Date, the affirmative vote or written consent of the holders of a majority of the then outstanding Preference Shares, voting as a separate class, shall have been received; provided, however, that the foregoing limitation shall not apply to any:

(i)	redemption, purchase or other acquisition of Junior Securities in connection with any put or call post-termination rights in any employment contract, benefit plan or other similar arrangement with one or more employees, officers, directors or consultants of the Company or any of its subsidiaries;

(ii)	exchange, redemption, reclassification or conversion of any class or series of Junior Securities for any class or series of Junior Securities; or

(iii)	purchase of fractional interests in any Junior Securities under the conversion or exchange provisions of such Junior Securities or the security being converted or exchanged, or in connection with any combination or reclassification of Junior Securities.

12.	Liquidation Event and Company Sale.

(a)

Liquidation. Upon any voluntary or involuntary liquidation, dissolution or winding up of the Company (each, a “Liquidation Event”), after satisfaction of all liabilities and obligations to creditors of the Company and before any distribution or payment shall be made to holders of any Junior Securities, each holder of Preference Shares shall be entitled to receive, out of the assets of the Company or proceeds thereof (whether capital or surplus) legally available therefor, an amount per Preference Share in cash equal to the greater of (i) the sum of (x) the Accreted Value, plus (y) any unpaid dividends on such Preference Share that have accrued since the last Dividend Payment Date through the date of such Liquidation Event or (ii) the aggregate amount payable in such Liquidation Event with respect to the number of Ordinary Shares into which such Preference Share is convertible immediately prior to such Liquidation Event (assuming the conversion of all such Preference Shares in accordance with clause 13) (the greater of subclause (i) or subclause (ii), the “Liquidation Preference”). Holders of Preference Shares shall not be entitled to any

6

other amounts from the Company after they have received the full amounts provided for in this clause 12(a) and will have no right or claim to any of the Company’s remaining assets. If the assets of the Company or proceeds thereof are not sufficient to pay in full the Liquidation Preference payable on the Preference Shares, then such assets, or the proceeds thereof, shall be paid pro rata in accordance with the full respective amounts which would be payable on the Preference Shares if all amounts payable thereon were paid in full.

(b)	Company Sale. No Company Sale shall be consummated unless, prior to any distribution or payment being made to holders of any Junior Securities, each holder of Preference Shares shall be entitled to receive an amount per Preference Share equal to the greater of (i) the sum of (x) the Accreted Value of such Preference Share plus (y) any unpaid dividends on such Preference Share that have accrued since the last Dividend Payment Date through the date of such Company Sale or (ii) the aggregate amount of consideration payable in such Company Sale with respect to the number of Ordinary Shares into which such Preference Share is convertible immediately prior to such Company Sale (assuming the conversion of all such Preference Shares in accordance with clause 13) (the greater of subclause (i) or subclause (ii), the “Sale Payment”). The Sale Payment shall be paid in the same form of consideration and proportion (i.e., in cash and/or other consideration) paid in such Company Sale on the closing date of such Company Sale; provided, however, if such Company Sale is entered into prior to the three year anniversary of the Closing, then the consideration payable to each holder of Preference Shares shall be payable either (i) solely in cash or Liquid Securities, or (ii) solely to the extent holders of Ordinary Shares are receiving securities, other than Liquid Securities in such Company Sale, then each holder of Preference Shares shall have the option of receiving non-Liquid Securities of either the same class received by holders of Ordinary Shares or in the form of Acceptable Securities. The value of any non-cash consideration to be delivered to the holders of Preference Shares in a Company Sale shall be the fair market value of such non-cash consideration (as determined by an independent appraiser selected in good faith by the Board of Directors). Upon receipt of the full amounts provided for in this clause 12(b), the Preference Shares shall be automatically cancelled and the holders of Preference Shares shall not be entitled to any other amounts. If the assets of the Company or proceeds thereof are not sufficient to pay in full the aggregate Sale Payment payable on the Preference Shares, then such assets, or the proceeds thereof, shall be paid pro rata in accordance with the full respective amounts which would be payable on the Preference Shares if all amounts payable thereon were paid in full.

(c)	Notice. Written notice of a Liquidation Event or a Company Sale stating a payment or payments and the place where such payment or payments shall

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be payable shall be mailed not less than ten (10) days prior to the earliest payment date stated therein to each holder of Preference Shares at such holder’s address as it appears on the transfer books of the Company.

13.	Conversion.

(a)

Optional Conversion. Each holder of Preference Shares shall have the right, at its option, at any time and from time to time, to convert, subject to the terms and provisions of this clause 13, any or all of such holder’s Preference Shares into such number of fully paid and non-assessable Ordinary Shares as is equal to the product of (i) the number of Preference Shares being so converted, multiplied by (ii) the quotient of (x) the Accreted Value, divided by (y) the Preference Share Issue Amount, subject to adjustment as provided in clause 13(f) below (such price in subclause (y), the “Conversion Price” and such quotient in subclause (ii), the “Conversion Ratio”). At the option of the Company, any accrued and unpaid dividends as of the date of conversion in respect of the Preference Shares being converted shall (i) be added to the Accreted Value, (ii) be paid in cash to the holder of such Preference Shares or (iii) be paid in cash or added to the Accreted Value in any combination thereof. For the avoidance of doubt, for purposes of calculating the Conversion Ratio, the Accreted Value of the Preference Shares that are being converted shall include the amount of any dividends which have been accreted, compounded and added to the Preference Share Issue Amount pursuant to clause (b) of the definition of “Accreted Value” through the last Dividend Payment Date. Such conversion right shall be exercised by the surrender of certificate(s) evidencing the Preference Shares to be converted to the Company at any time during usual business hours at its principal place of business (or such other office or agency of the Company as the Company may designate by notice in writing to the holders of Preference Shares), accompanied by written notice that the holder elects to convert such Preference Shares and specifying the name or names (with address) in which a certificate or certificates for Ordinary Shares are to be issued and (if so required by the Company) by a written instrument or instruments of transfer in form reasonably satisfactory to the Company duly executed by the holder or its duly authorized legal representative and transfer tax stamps or funds therefor, if required pursuant to clause 13(1) below. All certificates evidencing Preference Shares surrendered for conversion shall be delivered to the Company for cancellation and cancelled by it. As promptly as practicable after the surrender of any Preference Shares, the Company shall (subject to compliance with the applicable provisions of federal and state securities Laws) deliver to the holder of such Preference Shares so surrendered, certificate(s) evidencing the number of fully paid and non-assessable Ordinary Shares into which such Preference Shares are entitled to be converted. Upon registration in the register of members of the Company (which shall be subject to surrender of such share

8

certificates) to reflect the conversion, the person in whose name any certificate(s) for Ordinary Shares shall be issuable upon such conversion shall be the holder of record of such Ordinary Shares on such date, notwithstanding that the certificates evidencing such Ordinary Shares shall not then be actually delivered to such person.

(b)	Automatic Conversion.

(i)	Upon the earlier of (x) immediately prior to the consummation of a Qualified IPO and (y) the receipt of the approval of the holders of 66 2/3% of the then outstanding Preference Shares (each an (“Automatic Conversion Date”), all of the Preference Shares shall be automatically converted into the number of fully paid and non-assessable Ordinary Shares equal to the product of (1) the number of Preference Shares being converted, multiplied by (2) the Conversion Ratio calculated as of the date of such automatic conversion and the register of members of the Company shall be updated to reflect the conversion. At the option of the Company, any accrued and unpaid dividends as of the Automatic Conversion Date in respect to the Preference Shares being converted shall (i) be added to the Accreted Value, (ii) be paid in cash to the holder of such Preference Shares or (iii) be paid in cash or added to the Accreted Value in any combination thereof. For the avoidance of doubt, for purposes of calculating the Conversion Ratio in connection with any automatic conversion, the Accreted Value of the Preference Shares that are being converted shall include the amount of any dividends which have been accreted, compounded and added to the Preference Share Issue Amount pursuant to clause (b) of the definition of “Accreted Value” through the last Dividend Payment Date.

(ii)

Immediately upon conversion as provided in clause 13(b)(i), each holder of Preference Shares shall be registered in the Company’s register of members as the holder of record of the Ordinary Shares issuable upon conversion of such holder’s Preference Shares, notwithstanding that certificates evidencing the Ordinary Shares shall not then actually be delivered to such person. Upon written notice and instructions from the Company, each holder of Preference Shares so converted shall promptly surrender to the Company at its principal place of business (or at such other office or agency of the Company as the Company may designate by such notice to the holders of Preference Shares) certificates representing the Preference Shares so converted. As promptly as practicable after such conversion, the Company shall deliver to the holder of such Preference Shares so surrendered, certificate(s) evidencing

9

the number of fully paid and non-assessable Ordinary Shares into which such Preference Shares are entitled to be converted.

(c)	Conversion mechanics.

(i)	All conversions of Preference Shares to Ordinary Shares pursuant to this clause 13 shall be effected by the Company by way of repurchase by the Company of the Preference Shares in consideration for the simultaneous issue of Ordinary Shares, credited as fully paid.

(ii)	Any conversion of Preference Shares to Ordinary Shares pursuant to this clause 13 shall be deemed to be effected (a) in the event of a voluntary conversion pursuant to clause 13(a), at the time that the registrar of the Company registers the conversion in the Company’s register of members following written notice of the conversion having been provided to the registrar of the Company and (b) in the event of an automatic conversion of all of Preference pursuant to clause 13(b), at the time that the registrar of the Company registers the conversion in the Company’s register of members which time shall be the Automatic Conversion Date.

(d)	Termination of Rights. On the date of an optional conversion pursuant to clause 13(a) or of an automatic conversion pursuant to clause 13(b)(i), all rights with respect to the Preference Shares so converted, including the rights, if any, to receive notices and vote, shall terminate, except only the rights of holders thereof to (i) receive certificates for the number of Ordinary Shares into which such Preference Shares have been converted, and (ii) exercise the rights to which they are entitled as holders of Ordinary Shares. No holder of Preference Shares whose Preference Shares have been converted pursuant to clause 13(a) or clause 13(b)(i) shall be entitled to any further accrual of dividends in respect of such converted Preference Shares.

(e)	No Fractional Shares. No fractional shares or securities representing fractional Ordinary Shares shall be issued upon conversion of the Preference Shares. Any fractional interest in Ordinary Shares resulting from conversion of the Preference Shares shall be paid in cash (computed to the nearest cent) equal to such fraction multiplied by the fair market value per Ordinary Share as determined by the Board of Directors in good faith. If more than one certificate evidencing Preference Shares is surrendered for conversion at one time by the same holder, the number of full Ordinary Shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of the Preference Shares so surrendered for conversion.

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(f)	Antidilution Adjustments. The Conversion Price and the Conversion Ratio shall be subject to adjustment as follows:

(i)	Division or Combination of Ordinary Shares. In the event that the Company shall at any time or from time to time, prior to conversion of Preference Shares effect a division or combination of shares in respect of the outstanding Ordinary Shares, then, and in each such case, the Conversion Price and/or the Conversion Ratio in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the holder of any Preference Share thereafter surrendered for conversion shall be entitled to receive the number of Ordinary Shares that such holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had such Preference Share been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this clause 13(f)(i) shall become effective retroactively to the close of business on the day upon which such corporate action becomes effective. No adjustments shall be made under this Section 13(f) in respect of any dividends (or any other distribution) paid in accordance with clause 11.

(ii)	Certain Dilutive Issuances of Ordinary Shares or Ordinary Share Equivalents.

(w)

If the Company shall at any time or from time to time prior to conversion of Preference Shares, issue or sell any Ordinary Shares or any security or obligation which is by its terms, directly or indirectly, convertible, exchangeable or exercisable into or for Ordinary Shares and any option, warrant or other subscription or purchase right with respect to Ordinary Shares or such security or obligation (“Ordinary Share Equivalents”) at a price per Ordinary Share (the “New Issue Price”) that is less than the Conversion Price as of the record date or Issue Date (as defined below), as the case may be (the “Relevant Date”) (treating the New Issue Price, in the case of the issuance of any Ordinary Share Equivalent, as equal to (A) the sum of the price for such Ordinary Share Equivalent plus any additional consideration payable (without regard to any anti-dilution adjustments) upon the conversion, exchange or exercise of such Ordinary Share Equivalent, divided by (B) the number of Ordinary Shares initially underlying such Ordinary Share Equivalent) (other than (1) issuances or sales of Ordinary Shares for which an adjustment is made in connection with a division or combination or

11

reclassification of Ordinary Shares pursuant to clause 13(f)(i) and (2) issuances in connection with an Excluded Transaction), then, and in each such case, the Conversion Price then in effect shall be adjusted by multiplying the Conversion Price in effect on the day immediately prior to the Relevant Date by a fraction (i) the numerator of which shall be the sum of (1) the number of outstanding Ordinary Shares (assuming the conversion, exchange and exercise of all Ordinary Share Equivalents) on the Relevant Date, plus (2) the number of Ordinary Shares which the aggregate consideration received by the Company for the total number of such additional Ordinary Shares so issued would purchase at the Conversion Price on the Relevant Date (or, in the case of Ordinary Share Equivalents, the number of Ordinary Shares which the aggregate consideration received by the Company upon the issuance of such Ordinary Share Equivalents and receivable by the Company upon the conversion, exchange or exercise of such Ordinary Share Equivalents would purchase at the Conversion Price on the Relevant Date) and (ii) the denominator of which shall be the sum of the number of outstanding Ordinary Shares (assuming the conversion, exchange and exercise of all Ordinary Share Equivalents) on the Relevant Date, plus the number of additional Ordinary Shares issued or to be issued (or, in the case of Ordinary Share Equivalents, the maximum number of Ordinary Shares into which such Ordinary Share Equivalents initially may convert, exchange or be exercised).

(x)	Such adjustment shall be made whenever such Ordinary Shares or Ordinary Share Equivalents are issued, and shall become effective retroactively (A) in the case of an issuance to the members, as such, to a date immediately following the close of business on the record date for the determination of members entitled to receive such Ordinary Shares or Ordinary Share Equivalents and (B) in all other cases, on the date of such issuance (the “Issue Date”); provided, however, that the determination as to whether an adjustment is required to be made pursuant to this clause 13(f)(ii) shall only be made upon the issuance of such Ordinary Shares or Ordinary Share Equivalents, and not upon the issuance of any security into which the Ordinary Share Equivalents convert, exchange or may be exercised.

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(y)	In case at any time any Ordinary Shares or Ordinary Share Equivalents shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith. In case any Ordinary Shares or Ordinary Share Equivalents shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair market value of such consideration, without deduction therefrom of any expenses incurred or any placement agent fees, any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith, as determined in good faith by the Board of Directors.

(z)	If any Ordinary Share Equivalents (or any portions thereof) which shall have given rise to an adjustment pursuant to this clause 13(f)(ii) shall have expired or terminated without the exercise thereof and/or if by reason of the terms of such Ordinary Share Equivalents there shall have been an increase or increases, with the passage of time or otherwise, in the price payable upon the exercise or conversion thereof, then the Conversion Price hereunder shall be readjusted (but to no greater extent than originally adjusted) in order to (A) eliminate from the computation any additional Ordinary Shares corresponding to such Ordinary Share Equivalents as shall have expired or terminated, (B) treat the additional Ordinary Shares, if any, actually issued or issuable pursuant to the previous exercise of such Ordinary Share Equivalents as having been issued for the consideration actually received and receivable therefor and (C) treat any of such Ordinary Share Equivalents which remain outstanding as being subject to exercise or conversion on the basis of such exercise or conversion price as shall be in effect at the time.

(iii)

Other Changes. In case the Company at any time or from time to time, prior to the conversion of Preference Shares, shall take any action affecting the Ordinary Shares similar to or having an effect similar to any of the actions described in any of clauses 13(f)(i) or (ii) above or clause 13(i) below (but not including any action described in any such clause) and the Board of Directors in good faith determines that it would be equitable in the circumstances to adjust the Conversion Price or the Conversion Ratio as a result of

13

such action, then, and in each such case, the Conversion Price or the Conversion Ratio (as applicable) shall be adjusted in such manner and at such time as the Board of Directors in good faith determines would be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the holders of Preference Shares).

(iv)	No Adjustment. Notwithstanding anything herein to the contrary, no adjustment under this clause 13(f) need be made to the Conversion Price or the Conversion Ratio if the Company receives written notice from holders of a majority of the then outstanding Preference Shares that no such adjustment is required.

(g)	Abandonment. If the Company shall take a record of the holders of Ordinary Shares for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to such holders legally abandon its plan to pay or deliver such dividend or distribution, then no adjustment in the Conversion Price or the Conversion Ratio shall be required by reason of the taking of such record.

(h)	Certificate as to Adjustments. Upon any adjustment in the Conversion Price or the Conversion Ratio, the Company shall within a reasonable period (not to exceed twenty (20) Business Days) following any of the foregoing transactions deliver to each holder of Preference Shares a certificate, signed by the Chief Financial Officer of the Company, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Conversion Price or Conversion Ratio then in effect following such adjustment.

(i)

Reorganization; Reclassification. In case of any merger or consolidation of the Company (other than a Company Sale) or any capital reorganization, reclassification or other change of outstanding Ordinary Shares (other than (i) a change in par value, or from par value to no par value, or from no par value to par value or (ii) a transaction for which an adjustment is made in connection with clause 13(f)(i) or clause 13(f)(ii)) in each case as a result of which the Ordinary Shares would be converted into, or exchanged for, stock, other securities, other property or assets (each, a “Transaction”), then, at the effective time of the Transaction, the right to convert each Preference Share shall be changed into a right to convert such Preference Share into the kind and amount of shares of stock, other securities or other property or assets that a holder of Preference Shares would have received in respect of the Ordinary Shares issuable upon conversion of such Preference Shares immediately prior to such Transaction. In the event that holders of Ordinary Shares have the opportunity to elect the form of consideration to be received in the

14

Transaction, the Company shall make adequate provision whereby the holders of Preference Shares shall have a reasonable opportunity to determine the form of consideration into which all of the Preference Shares, treated as a single class, shall be convertible from and after the effective date of the Transaction.

(j)	Notices. In the event (i) that the Company authorizes the granting to the holders of Ordinary Shares rights or warrants to subscribe for or purchase any shares of Equity Securities of any class or of any other rights or warrants, (ii) of any Transaction, or (iii) of a Qualified IPO or a Company Sale, then the Company shall mail to each holder of Preference Shares at such holder’s address as it appears on the transfer books of the Company, as promptly as possible but in any event at least ten (10) Business Days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Ordinary Shares of record to be entitled to such dividend, distribution or granting of rights or warrants are to be determined, or (B) the date on which such Transaction, Qualified IPO or Company Sale is expected to become effective and, if applicable, the date as of which it is expected that holders of Ordinary Shares of record shall be entitled to exchange their Ordinary Shares for shares of stock or other securities or property or cash deliverable upon such Transaction, Qualified IPO or Company Sale.

(k)	Reservation of Ordinary Shares. The Company shall at all times reserve and keep available for issuance upon the conversion of Preference Shares, such number of its authorized but unissued Ordinary Shares as will from time to time be sufficient to permit the conversion of all outstanding Preference Shares, and shall take all action to increase the authorized number of Ordinary Shares if at any time there shall be insufficient authorized but unissued Ordinary Shares to permit such reservation or to permit the conversion of all outstanding Preference Shares; provided, that the holders of Preference Shares vote such Preference Shares in favor of any such action that requires a vote of members.

(1)

No Conversion Tax or Charge. The issuance or delivery of certificates for Ordinary Shares upon the conversion of Preference Shares shall be made without charge to the converting holder of Preference Shares for such certificates or for any tax in respect of the issuance or delivery of such certificates or the securities evidenced thereby, and such certificates shall be issued or delivered in the respective names of, or (subject to compliance with the applicable provisions of applicable securities Laws) in such names as may be directed by, the holders of the Preference Shares converted; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in

15

the issuance and delivery of any such certificate in a name other than that of the holder of the Preference Shares converted, and the Company shall not be required to issue or deliver such certificate unless or until the person or persons requesting the issuance or delivery thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

14.	Redemption. Subject to this Memorandum of Association and the Articles of Association, the Preference Shares shall, only with the consent of the holder thereof, be subject to redemption, purchase or acquisition by the Company for fair value.

15.	Voting Rights. In addition to the voting rights to which the holders of Preference Shares are entitled under or granted by Law, each holder of Preference Shares shall be entitled to notice of any members’ meeting in accordance with this Memorandum of Association and the Articles of Association and shall be entitled to vote, on all matters with respect to which the issued and outstanding Ordinary Shares may be voted, the number of votes equal to the number of Ordinary Shares into which such holder’s Preference Shares could be converted on the record date for determination of the holders of Ordinary Shares entitled to vote on such matters, or, if no such record date is established, on the date such vote is taken or any written consent of holders of Ordinary Shares is solicited, such votes to be counted together with all other shares of the Company having general voting power and not counted separately as a class.

16.	Springing Board Seat. If a Qualified IPO is not consummated on or prior to March 31, 2012, the holders of Preference Shares, as a class, shall have the right to designate, by approval of holders of a majority of the outstanding Ordinary Shares held by such holders of Preference Shares (assuming all Preference Shares are converted into Ordinary Shares), one member of the Board of Directors (or similar body, including any committee that acts on behalf of the Board pursuant to an express delegation of the Board of Director’s powers) until immediately prior to the consummation of a Qualified IPO; provided that if the holders of Preference Shares, as a class, are unable to attain the approval of a majority of the outstanding Ordinary Shares held by the holders of Preference Shares (assuming all Preference Shares are converted into Ordinary Shares) to designate such member to the Board of Directors (or similar body, including any executive committee that acts on behalf of the Board of Directors pursuant to an express or implied delegation of the Board of Directors’ powers), then within 14 days of March 31, 2012, the holder of the largest number of Preference Shares shall have the right in its sole discretion to designate such member to the Board of Directors on behalf of the holders of Preference Shares.

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DESIGNATIONS, POWERS, PREFERENCES, ETC. OF ORDINARY SHARES

17.	Dividends. Subject to this Memorandum of Association, the articles of association annexed hereto (the “Articles of Association”), including clauses 10 and 11 herein, and the prior rights of holders of classes of Equity Securities of the Company having prior rights as to dividends, the holders of Ordinary Shares shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the Company legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

18.	Liquidation. Subject to this Memorandum of Association and the Articles of Association, including clause 12(a) herein, and the prior rights of holders of classes of Equity Securities of the Company having prior rights as to a Liquidation Event, upon the occurrence of a Liquidation Event each holder of Ordinary Shares shall be entitled to receive a distribution in respect of its Ordinary Shares from the remaining assets of the Company or the proceeds of such Liquidation Event (whether capital or surplus) legally available for distribution, in an amount equal to the aggregate amount of such assets or proceeds available for distribution to all holders of Ordinary Shares, multiplied by the quotient of (i) the number of Ordinary Shares held by such holder as of such time, divided by (ii) the total number of Ordinary Shares issued and outstanding as of such time.

19.	Redemption. Subject to this Memorandum of Association and the Articles of Association, Ordinary Shares shall, only with the consent of the holder thereof, be subject to redemption, purchase or acquisition by the Company for fair value.

20.	Voting Rights.

(a)	Each holder of Ordinary Shares shall be entitled to notice of any members’ meeting and shall be entitled to vote upon such matters and in such manner as provided in this Memorandum of Association and the Articles of Association.

(b)	Subject to clause 16 above, the holders of Ordinary Shares shall at all other times vote together as one class with the holders of Preference Shares on all matters submitted to a vote or for the written consent of the members. Members holding Ordinary Shares that were not previously converted from Preference Shares to such Ordinary Shares in accordance with the conversion rights of this Memorandum shall not have a right to vote in relation to the matters referred to in clause 16 above.

(c)	Each holder of Ordinary Shares shall be entitled to one (1) vote for each Ordinary Share held as of the applicable date on any matter that is submitted to a vote or for the written consent of the members.

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(e)	Equal Status. Ordinary Shares shall have the same rights and privileges and rank equally, share ratably and be identical in all respects to all matters.

REGISTERED SHARES

21.	Shares may be issued as registered shares only.

22.	Registered shares shall not be exchanged for bearer shares.

23.	The issue of shares is subject to the Preemptive Rights Restrictions (as set out in the Schedule to this Memorandum entitled “Preemptive Rights”, and which forms part of this Memorandum).

TRANSFER OF REGISTERED SHARES

24.	Registered shares in the Company may be transferred subject to the Share Transfer Restrictions and the provisions relating to the transfer of shares set forth in the Articles of Association.

AMENDMENT OF MEMORANDUM AND ARTICLES OF ASSOCIATION

25.	Subject to the Consent Rights Matters of the Articles of Association, the Company may amend its Memorandum of Association and Articles of Association by a resolution of members or by a resolution of directors.

DEFINITIONS

26.	Words used in this Memorandum of Association and not defined herein shall have the respective meanings ascribed to them in the Articles of Association.

[remainder of page left intentionally blank]

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We, Offshore Incorporations Limited, of P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands for the purpose of incorporating an International Business Company under the laws of the British Virgin Islands hereby subscribe our name to this Memorandum of Association the 1st day of July, 2002.

SUBSCRIBER	Offshore Incorporations Limited

(Sd.) E.T. POWELL Authorised Signatory

in the presence of: WITNESS
(Sd.) Fandy Tsoi 9/F Ruttonjee House 11 Duddell Street, Central Hong Kong Production Supervisor

SCHEDULE

Article I

Preemptive Rights

1.	Preemptive Rights

(a)	If the Company or any of its subsidiaries proposes to issue, offer, sell or otherwise Transfer to any person (i) Equity Securities in the Company or such subsidiary, or (ii) any rights to subscribe for or purchase pursuant to any option or otherwise any Equity Securities of the Company or any of its subsidiaries, in each case except as provided in Section 2 (each, a “New Issuance”), or enter into any contracts relating to a New Issuance, the Company shall provide written notice to each member of such proposed New Issuance at least fifteen (15) Business Days in advance of the anticipated issuance date (the “New Issuance Notice”), which shall set forth the identity of the proposed purchaser, the number of Equity Securities proposed to be offered (the “Offered Securities”), the cash purchase price per security (the “Offering Price”), the anticipated issuance date and the other material terms and conditions of such New Issuance. Each member shall have the right to purchase for cash up to its Pro Rata Share of the Offered Securities (which, in the case of a New Issuance by a subsidiary of the Company shall be determined on a look-through basis, based on its indirect percentage of the outstanding common shares of such subsidiary), at the price per security and otherwise on the same terms and conditions as such New Issuance.

(b)	A member may elect to exercise its preemptive rights with respect to such New Issuance by delivering an irrevocable written notice (a “Section 1 Notice”) to the Company within ten (10) Business Days after the date the New Issuance Notice is delivered, setting forth the maximum percentage of the Offered Securities that such member desires to hold following the consummation of the New Issuance. If a member does not deliver a Section 1 Notice in accordance with this Section 1, then such member shall be deemed to have elected not to exercise its preemptive rights with respect to such New Issuance. For purposes of this Article I, an exercising member may allocate its portion of the Offered Securities among one or more of its Affiliates at the discretion of such exercising member.

(c)

At least three (3) Business Days prior to the consummation of any New Issuance, the Company shall provide written notice to each electing member, which shall set forth the actual issuance date (determined in accordance with the following sentence) and such electing member’s Pro Rata Share or such lesser percentage set forth in such member’s Section 1 Notice. For purposes of clarity, if the Company or any of its Subsidiaries consummates such New Issuance and the total number of Offered

Securities to be sold is less than the number set forth in the New Issuance Notice, then each electing member shall purchase such electing member’s Pro Rata Share or such lesser percentage set forth in such member’s Section 1 Notice based on such reduced number of Offered Securities. Any New Issuance shall be consummated on the later of (a) the proposed issuance date for such New Issuance set forth in the New Issuance Notice and (b)the fifth (5th) Business Day following the date on which all regulatory and governmental licenses, registrations, approvals and consents required for the New Issuance are received and all applicable waiting periods have expired or been waived or terminated (provided, however, that the Company and the electing members shall each use their commercially reasonable efforts to obtain such licenses, registrations, approvals or consents). If any of the members fails to exercise its preemptive rights under this Section 1 or elects to exercise such rights with respect to less than such member’s full Pro Rata Share (the difference between such member’s Pro Rata Share and the number of Offered Securities for which such member exercised its preemptive rights under this Section 1, the “Excess Shares”), any participating member electing to exercise its rights with respect to its full Pro Rata Share (a “Fully Participating Member”) shall be entitled to purchase from the Company an additional number of Offered Securities up to the aggregate number of Excess Shares, provided that such Fully Participating Member shall only be entitled to purchase up to that number of Excess Shares equal to the lesser of (i) the number of Excess Shares it has elected to purchase and (ii) the number of Excess Shares equal to the product of (A) the number of Excess Shares and (B) the quotient obtained by dividing (1) the total number of Ordinary Shares then owned by such Fully Participating Member by (2) the total number of Ordinary Shares then owned by all Fully Participating Members exercising their rights pursuant to this sentence (assuming the conversion of all Preference Shares held by the Fully Participating Members into Ordinary Shares in each of clauses (1) and (2) above).

(d)

If the members do not elect to purchase all of the Offered Securities in accordance with this Section 1, then the Company may, within 90 days from the date of delivery of the New Issuance Notice, offer, sell or otherwise Transfer any remaining portion of the Offered Securities to any Person or Persons at a price or prices equal to or greater than the Offering Price and on other terms and conditions not more favorable in the aggregate to the other purchasers than those set forth in the New Issuance Notice. If more than 90 days elapse from the date of delivery of the New Issuance Notice without the consummation of such Transfer of the remaining portion of the Offered Securities, the Company’s right to consummate such Transfer shall expire and the Company shall be required to comply with the procedures set forth in this Section 1 prior to offering, selling or otherwise transferring to any Person the Offered Securities. The election by a member not to exercise its preemptive rights under this

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Section 1 in any one instance shall not affect its right (other than in respect of a reduction in its Pro Rata Share) as to any future New Issuances under this Section 1.

(e)	Any New Issuance without first giving the members the rights described in this Section 1 shall be void ab initio and of no force and effect. The preemptive rights of a member hereunder may not be transferred, sold, assigned or otherwise disposed of, except to a Permitted Transferee of such member, and any purported disposition in violation hereof shall be void and of no force or effect.

(f)	There shall be no liability on the part of the Company, the Board of Directors or any member if a New Issuance is not consummated for whatever reason. For the avoidance of doubt, the determination of whether to effect a New Issuance shall be in the sole and absolute discretion of the Board of Directors.

(g)	Notwithstanding anything to the contrary contained herein, the preemptive rights of the members under this Section 1 shall be deemed satisfied with respect to any issuance of Offered Securities if within thirty (30) days following the sale of any Offered Securities by the Company to one or more Persons who are not, in each case, a holder of at least 3% of the outstanding Ordinary Shares (assuming the conversion of all Preference Shares into Ordinary Shares) or an Affiliate of such holder (each, an “Initial Purchaser”), the Company offers to sell to each member on the same terms (including the price per share) as the Initial Purchasers purchased such Offered Securities the number of Offered Securities which each member (other than any Initial Purchasers) would have been entitled to purchase with respect to such issuance of Offered Securities pursuant to Section 1(a).

2.	Exempt Issuances

The provisions of Section 1 shall not apply to issuances of securities:

(a)	in connection with the Restructuring;

(b)	pursuant to the Subscription Agreement in connection with the Offering or any offering of Preference Shares pursuant to Section 5(j) of the Subscription Agreement;

(c)	pursuant to the exercise of any member’s preemptive rights under Section 1;

(d)	to officers, employees or directors of, or individuals who are consultants to, the Company or its subsidiaries pursuant to any compensation arrangement adopted from time to time, profit sharing, option or other equity incentive plans (including any employee share ownership plan)

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approved by the Board of Directors and Equity Securities issued upon exercise of such options or rights or otherwise issued pursuant to such plans, provided that such issuance shall not exceed (i) the number of shares for which options may be granted under the Amended and Restated Michael Kors (USA), Inc. Stock Option Plan plus (ii) 2,500,000 shares (in each case, as appropriately adjusted from time to time for any share split, reclassification, subdivision or recapitalization or any share dividend, or any corporate restructuring or reorganization), in the aggregate;

(e)	to third-party service providers or other third-party business partners who are not Affiliates of the Company or any member holding at least 3% of the outstanding Ordinary Shares (assuming the conversion of all Preference Shares into Ordinary Shares), in each case, for bona fide commercial purposes and on an arm’s length basis, provided that such issuance shall not exceed 2,500,000 shares (in each case, as appropriately adjusted from time to time for any share split, reclassification, subdivision or recapitalization or any share dividend, or corporate restructuring or reorganization) in the aggregate;

(f)	as consideration for the acquisition of another person who is not an Affiliate of the Company or any member holding at least 3% of the outstanding Ordinary Shares (assuming the conversion of all Preference Shares into Ordinary Shares), by the Company by consolidation, merger, purchase of all or substantially all of the assets or other reorganization in which the Company acquires one or more divisions or lines of business or all or substantially all of the assets of such other person or 50% or more of the voting power or equity ownership of such other person;

(g)	(i) pursuant to a Public Offering or (ii) in connection with any debt financing by the Company or any of its Subsidiaries with a person who is not an Affiliate of the Company or any member holding at least 3% of the outstanding Ordinary Shares (assuming the conversion of all Preference Shares into Ordinary Shares);

(h)	in connection with the conversion, exchange or exercise of any Equity Securities (including, for the avoidance of doubt, the conversion of Preference Shares into Ordinary Shares) in accordance with their applicable terms (it being understood that nothing in this clause (h) shall affect the applicability of this Article I to the issuance of any such Equity Securities);

(i)	in connection with any share split, reclassification, subdivision or recapitalization or any share dividend, or any corporate restructuring or reorganization, in each case approved by the Board of Directors, and whereby such securities are distributable on a pro rata basis to all members; or

23

(j)	by a subsidiary of the Company to the Company or a wholly owned direct or indirect subsidiary of the Company;

provided, that in no event shall the total number of shares issued pursuant to clause (d)(ii), (e), (f) and (g) above exceed 5,000,000 shares (as appropriately adjusted from time to time for any share split, reclassification, subdivision or recapitalization or any share dividend, or any corporate restructuring or reorganization), in the aggregate).

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Article II

Transfer

1.	General Restrictions. Except as otherwise permitted in this Article II, prior to the earlier of (a) the consummation of an IPO, (b) the consummation of a Company Sale, (c) a liquidation, winding-up or dissolution of the Company and (d) the third (3rd) anniversary of the Closing, no member shall Transfer all or any portion of its shares, or rights with respect to its shares; it being understood that any such Transfer not in accordance with this Section 1 or the remainder of this Article II will be deemed to constitute a Transfer by such member in violation of this Article II, shall be void ab initio and the Company shall not recognize any such Transfer. This Article II shall not apply to any shares sold pursuant to the Subscription Agreement in connection with the Offering.

2.	Permitted Transfers. Subject to Section 3, the provisions of Section 1 shall not apply to the following Transfers of shares by a member (each of which shall be deemed to constitute a “Permitted Transfer,” and each Transferee of a Permitted Transfer of shares under clause (a) through (g) are referred to herein as a “Permitted Transferee”):

(a)	any Transfer of shares by a member to an Affiliate of such member (provided, that such Affiliate remains an Affiliate of the transferring member immediately after such Transfer and such transferring member remains, jointly and severally with the Affiliate Transferee, responsible for any and all obligations and liabilities under this Article II);

(b)	in the case of a member who is an individual, any Transfer of shares by such member to (i) the spouse or children (whether lineal or adopted) of such member (each, a “Family Member”) or (ii) any trust or similar estate planning entity established for the sole benefit of a Family Member (a “Permitted Trust”) (provided, however, that each such Permitted Trust shall provide that all of the beneficial interests therein are held by a Family Member and that the voting, managerial and operational control of such Permitted Trust remains solely with such member who establishes the Permitted Trust until the death or incapacity of such member);

(c)	any Transfer of shares by a member who is a senior executive of the Company or any of its Subsidiaries (or by such member’s estate or applicable beneficiary in the event of such member’s death) to (i) the Company or any of its Subsidiaries (ii) any of the Existing Members, their respective Affiliates or, with respect to any Existing Member who is an individual, such Existing Member’s Family Members or Permitted Trusts, or (iii) any third party, in each case pursuant to post-termination rights set forth in such senior executive’s employment contract with the Company or any of its Subsidiaries, as applicable (an “Executive Transfer”);

(d)	any Transfer of shares by a member in connection with any tender or exchange offer, merger, consolidation, amalgamation, recapitalization or other form of business combination involving the Company that is available on the same terms to all holders of Ordinary Shares (including all Ordinary Shares issuable upon conversion of the Preference Shares) and approved by the Board of Directors;

(e)	any Transfer of shares by a member consented to by the Board of Directors, if any, which consent shall be granted or withheld in the Board of Directors’ sole discretion; provided, that such Transfers shall be subject to rights of first offer in favor of the Company and the other members consistent with the procedures set forth in Section 5 (Rights of First Offer) and Tag-Along Rights in favor of the New Members consistent with the procedures set forth in Section 6 (Tag-Along Rights); provided, further, that neither Michael Kors (for purposes of this Section 2(e) only, Michael Kors shall be deemed to include any Permitted Transferee of Michael Kors under Section 2(a) and (b)) nor John Idol (for purposes of this Section 2(e) only, John Idol shall be deemed to include any Permitted Transferee of John Idol under Section 2(a) and (b)) shall effect any Transfers under this Section 2(e) if such Transfer (together with all other Transfers made by such person under this Section 2(e)) results in Michael Kors or John Idol, as the case may be, holding less than 80% of the shares held by such person on the date of the Shareholders Agreement on a fully diluted basis (assuming the exercise of all stock options); provided, further, that nothing contained in this Section 2(e) shall prohibit Michael Kors or John Idol from participating in a Tag-Along Sale or Drag-Along Sale in accordance with the provisions of (i) Section 6 (Tag-Along Rights) and (ii) Section 7 (Drag-Along Rights);

(f)	any Transfer of shares by a member subject to, or in accordance with, the provisions of (i) Section 6 (Tag-Along Rights) or (ii) Section 7 (Drag-Along Rights);

(g)	any Transfer of Shares by a member in the IPO;

(h)	any Transfer of Shares by an member pursuant to Section 5(j) of the Subscription Agreement; or

(i)

any Transfer of shares by a New Member that purchased at least 1,628,528 Preference Shares in the Offering if (i) such Transfer is made to a mutual fund, pension plan or other passive institutional investor which, to the knowledge of such New Member, typically makes investments in persons in the ordinary course of business for investment purposes only and not with the purpose or effect of changing or influencing the control of such person, (ii) such Transfer (A) does not cause the Company to become a reporting company under the Exchange Act and (B) does not increase the number of record and beneficial owners of shares to be more than 150

26

persons as a result of such Transfer, (iii) as a result of such Transfer, no person would have (together with its Affiliates) beneficial or record ownership of 50% or more of the outstanding Preference Shares or more than 50% of the Ordinary Shares for which the Preference Shares may be converted (other than to the extent such Transfer is made to person that is a member on the date of the Shareholders Agreement) and (iv) such Transfer is subject to the rights of first offer in favor of the Company and the other members consistent with the procedures set forth in Section 5 (Rights of First Offer); it being understood that notwithstanding anything contained in Section 5.3 of the Shareholders Agreement to the contrary, any Transfer made pursuant to this Section 2(i) shall not Transfer any board observer rights but shall instead Transfer the right, to the extent the transferee meets the requirements of the first sentence of Section 5.3(b) of the Shareholders Agreement, to receive copies of all materials and information provided to the members of the Board of Directors (whether in connection with a meeting, an action by written consent or otherwise), including an annual budget and business plan and any multi-year budget or business plan. Shares purchased in the Offering by New Members that are Advised Accounts and have a common or Affiliated investment adviser shall be aggregated for purposes of determining whether such New Member has met the threshold regarding Preference Shares purchased in the Offering.

3.	Conditions to Transfers. In addition to all other terms and conditions contained in this Article II and the Shareholders Agreement, no Transfers (including, for the avoidance of doubt, any Transfers made after the third (3rd) anniversary of the Closing) shall be completed or effective for any purpose unless the following conditions are satisfied:

(a)	prior thereto:

(i)	the Transferor shall have provided to the Company, (x) at least ten (10) Business Days’ prior notice of such Transfer, (y) a certificate of the Transferor, delivered with such notice, containing a statement that such Transfer is permitted under this Article II, and (z) such other information and documents as may be reasonably requested by the Company in order for it to determine whether such Transfer is permitted under this Article II;

(ii)

the Transferee shall have executed and delivered to the Company a written undertaking substantially in the form required under the Shareholders Agreement, pursuant to which such Transferee agrees (x) to be bound by the terms and conditions of the Shareholders Agreement and (y) that the shares acquired by it shall be subject to the terms of the Shareholders Agreement, and the Transferee shall furnish copies of all share certificates effecting the Transfer and

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such other certificates, instruments and documents as the Company may request; and

(iii)	all necessary third party consents to the Transfer shall have been obtained;

(b)	such Transferee is not a competitor of the Company and its subsidiaries, as determined in the reasonable discretion of the Board of Directors; provided that any private equity fund or other financial investor shall not be deemed to be a competitor of the Company;

(c)	such Transfer would not violate the Securities Act or any state securities or “blue sky” Laws applicable to the Company or the shares to be Transferred;

(d)	such Transfer shall not impose liability or reporting obligations on the Company or any member in any jurisdiction, whether domestic or foreign, or result in the Company or any member becoming subject to the jurisdiction of any Governmental Authority anywhere, other than the Governmental Authorities to which the Company is then subject to such liability, reporting obligation or jurisdiction; and

(e)	such Transfer shall not, in the Board of Directors’ sole discretion, have the effect of requiring the Company to, upon the consummation of such Transfer, register the shares under Section 12(g) of the Exchange Act;

provided, however, that the provisions of (i) Section 3(a) through Section 3(e) shall not apply to a Transfer in connection with a Company Sale, in the IPO or in connection with the liquidation, winding-up or dissolution of the Company and (ii) Section 3(b) shall not apply to an Executive Transfer or a Transfer subject to, or in accordance with, Section 6 (Tag-Along Rights) or Section 7 (Drag-Along Rights).

4.	Effect of Permitted Transfer. Subject to the terms of this Article II and the Shareholders Agreement (including Section 4.1(c) of the Shareholders Agreement), a Permitted Transferee of a member shall be substituted for and shall enjoy the same rights and be subject to the same obligations as the transferring member hereunder with respect to the shares Transferred to such Permitted Transferee.

5	Right of First Offer.

(a)

In the event that any member wishes to Transfer after the third (3rd) anniversary of the Closing or a New Member wishes to Transfer in accordance with Section 2(i) (such member or New Member, a “Transferor”), in one transaction or a series of related transactions, shares to any person, such Transferor, prior to any such Transfer, shall deliver to the Company and the non-Transferring members (collectively, the “ROFO

28

Recipients”) written notice (the “Offer Notice”) stating (i) such Transferor’s intention to effect such a Transfer; (ii) the number of shares proposed to be transferred by the Transferor (the “Transferred Shares”); and (iii) the material terms and conditions of such sale (including the per share purchase price (the “Offer Price”)); and (iv) the proposed effective date of the sale. The failure to provide an Offer Notice shall not relieve such Transferor’s obligations and shall not limit the rights of the Company and the non-Transferring shareholders under this Section 5.

(b)	For a period often (10) Business Days (the “Initial Exercise Period”) after the last date on which the Offer Notice is deemed to have been delivered to the Company and the non-Transferring members, the Company shall have the right to purchase up to all of the Transferred Shares on the same terms and conditions as specified in the Offer Notice and as set forth in this Section 5. In order to exercise its right hereunder, the Company must deliver written notice to such Transferor within the Initial Exercise Period.

(c)	Subject to the limitations of this Section 5(c), if the Company declines to purchase all of the Transferred Shares, then the non-Transferring members shall have the right on a pro-rata basis (assuming the conversion of all Preference Shares) to elect to purchase, during the Initial Exercise Period, up to all of the Transferred Shares after giving effect to those Transferred Shares elected to be purchased by the Company (the “Remaining ROFO Shares”), on the same terms and conditions as specified in the Offer Notice and as set forth in this Section 5. In order to exercise its rights hereunder, such non-Transferring member must provide written notice delivered to the Transferor within the Initial Exercise Period. To the extent the aggregate number of shares that the non-Transferring members desire to purchase (as evidenced in the written notices delivered to such Transferor) exceeds the Remaining ROFO Shares, each non-Transferring member so exercising shall be entitled to purchase the lesser of (x) the number of Remaining ROFO Shares it so elected to purchase and (y) its pro rata share of the Remaining ROFO Shares, which shall be equal to that number of the Remaining ROFO Shares equal to the product obtained by multiplying (x) the number of Remaining ROFO Shares by (y) a fraction, (i) the numerator of which shall be the number of Ordinary Shares held by such non-Transferring member on the date of the Offer Notice and (ii) the denominator of which shall be the number of Ordinary Shares held on the date of the Offer Notice by the non-Transferring member exercising their rights to purchase under this Section 5 (assuming the conversion of all Preference Shares into Ordinary Shares in each of the numerator and the denominator).

(d)

Upon the earlier to occur of (i) the expiration of the Initial Exercise Period or (ii) the time when such Transferor has received written confirmation from the Company or all of the non-Transferring members (if the Company is not purchasing all of the Transferred Shares) regarding its

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exercise of its right of first offer, the Company and the non-Transferring Members shall be deemed to have made its election with respect to the Transferred Shares. If the Company and/or the non-Transferring members, after following the procedures set forth in Section 5(b) and Section 5(c), elected to acquire all of the Transferred Shares, then within five (5) days after the expiration of the Initial Exercise Period, such Transferor shall give written notice to the Company and each non-Transferring member specifying the number of Transferred Shares that will be purchased by the Company pursuant to Section 5(b) and, if applicable, the number of Transferred Shares that will be purchased by each non-Transferring members pursuant to Section 5(c) (the “ROFO Confirmation Notice”). For purposes of clarity, if the Company and/or the non-Transferring members did not elect to acquire all of the Transferred Shares, then the Company and the non-Transferring members shall not have any right to purchase any Transferred Shares pursuant to this Section 5 and the Transferor shall be free to sell all Transferred Shares to a third party that otherwise meets the requirements of this Article II (including, if applicable, Section 2(i)).

(e)	The purchase price for the Transferred Shares to be purchased by the Company and/or by the non-Transferring members exercising its rights of first offer under this Section 5 will be the Offer Price, in cash, and will be payable as set forth in Section 5(f).

(f)	The Company and the non-Transferring members exercising their rights of first offer under this Section 5 shall effect the purchase of all of the Transferred Shares, including the payment of the purchase price, within twenty (20) Business Days after the delivery of the ROFO Confirmation Notice (the “Right of First Offer Closing”). Payment of the purchase price will be made, at the option of the Transferor, (i) in cash (by check), (ii) by wire transfer or (iii) by cancellation of all or a portion of any outstanding indebtedness of such Transferor to the Company or the non-Transferring members, as the case may be, or (iv) by any combination of the foregoing. At such Right of First Offer Closing, such Transferor shall deliver to either the Company or, if the Company does not elect to purchase all of the Transferred Shares pursuant to Section 5(b), each non-Transferring member exercising its right of first offer, one or more certificates, properly endorsed for transfer, representing such Transferred Shares so purchased.

(g)	This Section Sshall not apply to (i) clauses (a), (b), (c), (d), (f), (g) and (h) of Section 2 (Permitted Transfers) or (ii) Transfers in connection with (A) the consummation of a Company Sale or (B) a liquidation, winding-up or dissolution of the Company.

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6.	Tag-Along Rights.

(a)	In the event that any of the Existing Members, individually or as a group (the “Selling Members”), shall Transfer, in one transaction or a series of related transactions, any of its or their Ordinary Shares (a “Tag-Along Sale”) to any Person (a “Proposed Purchaser”), each other member (each, a “Tagging Member”) shall have the right and option (“Tag-Along Rights”), but not the obligation, to Transfer up to the Requisite Percentage (as defined below) of its Ordinary Shares in such Tag-Along Sale, on the terms and conditions set forth in this Section 6. For the avoidance of doubt, members may only exercise their Tag-Along Rights under this Section 6 in respect of Ordinary Shares (and not any other securities convertible into or exchangeable or exercisable for Ordinary Shares, including any Preference Shares). Upon the consummation of any Tag-Along Sale which, individually or together with all other related Tag-Along Sales involving a single purchaser or group of purchasers, constitutes a Company Sale, before any distribution or payment shall be made to any Selling Members in connection with such Tag-Along Sale, each Tagging Member holding Preference Shares shall be entitled to receive the Sale Payment for each of its Preference Share being sold or converted in connection with such Tag-Along Sale in accordance with the Memorandum.

(b)	The Selling Members shall notify the Tagging Members in writing of any proposed Tag-Along Sale at least twenty (20) days prior to the anticipated closing date for such proposed Tag-Along Sale (a “Tag-Along Notice”). Any such Tag-Along Notice delivered to the Tagging Members in connection with a proposed Tag-Along Sale shall set forth: (i) the number of Ordinary Shares the Selling Members are selling in connection with such Tag-Along Sale (the “Offered Tag-Along Sale Shares”), (ii) the name and address of the Proposed Purchaser in such Tag-Along Sale, (iii) the material terms and conditions of such proposed Tag-Along Sale (including the per Ordinary Share purchase price and description of any proposed purchase price adjustments) and (iv) the proposed effective date of the proposed Tag-Along Sale.

(c)

Each Tagging Member shall have the right to include in the Tag-Along Sale and the Selling Member shall cause the inclusion in the Tag-Along Sale, upon the terms set forth in the Tag-Along Notice, up to that number of Ordinary Shares equal to a percentage of the total number of Ordinary Shares proposed to be sold by the Selling Members determined by dividing (A) the total number of Ordinary Shares then owned by such Tagging Member by (B) the sum of (x) the total number of Ordinary Shares then owned by all Tagging Members exercising their rights pursuant to this Section 6 and (y) the total number of Ordinary Shares owned by the Selling Members (assuming the conversion of all Preference Shares held by the Tagging Members and the Selling Members into

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Ordinary Shares in each of clauses (x) and (y)) (the “Requisite Percentage”); provided, that if such calculation yields a fraction of an Ordinary Share, such fraction shall be rounded up to the nearest whole Ordinary Share if such fraction is equal to or greater than 0.5 and rounded down to the nearest whole Ordinary Share if such fraction is less than 0.5. The Tagging Members may exercise the Tag-Along Rights in connection with a Tag-Along Sale described in a Tag-Along Notice by delivery of a written notice to the Selling Members within ten (10) days following receipt of a Tag-Along Notice from such Selling Members. Each Tagging Member shall be deemed to have waived its Tag-Along Rights if it fails to give notice within the prescribed time period.

(d)	In the event that any Tagging Member does not exercise its Tag-Along Rights or elects to exercise its Tag-Along Rights with respect to less than all of its Requisite Percentage (such remaining securities, the “Non-Electing Shares”), each other Tagging Member who has elected to exercise its Tag-Along Rights in full, may elect to sell (in addition to its Requisite Percentage of the number of Ordinary Shares proposed to be sold by the Selling Members) up to the total number of Non-Electing Shares, provided that such Tagging Member shall only be entitled to sell up to that number of Non-Electing Shares equal to the lesser of (i) the number of Non-Electing Shares it has elected to sell and (ii) its pro rata share of Non-Electing Shares, which shall equal to that number of Non-Electing Shares equal to the product of (A) the number of Non-Electing Shares and (B) the quotient obtained by dividing (1) the total number of Ordinary Shares then owned by such Tagging Member by (2) the sum of (x) the total number of Ordinary Shares then owned by all Tagging Members exercising their rights pursuant to this Section 6(d) (excluding the Non-Electing Shares) and (y) the total number of Ordinary Shares owned by the Selling Members (assuming the conversion of all Preference Shares held by the Tagging Members and the Selling Members into Ordinary Shares in each of clauses (x) and (y)). The Selling Members shall attempt to obtain inclusion in the Tag-Along Sale of the entire number of shares which the Selling Members and the Tagging Members electing to exercise Tag-Along Rights desire to have included in the Tag-Along Sale. In the event the Selling Members shall be unable to obtain the inclusion of such entire number of shares in such Tag-Along Sale, the number of shares to be sold in the Tag-Along Sale by each Selling Member and each Tagging Member electing to exercise Tag-Along Rights shall be reduced on a pro rata basis according to the proportion which the number of shares which each such party desires to have included in the sale bears to the total number of shares desired by all such parties to have included in the sale, and the Transfer to the Proposed Purchaser will otherwise proceed in accordance with the terms of this Section 6 and the Tag-Along Notice.

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(e)	In the event that the Tagging Members shall elect to exercise Tag-Along Rights in connection with a proposed Tag-Along Sale, the Tagging Members shall take, or cause to be taken, all commercially reasonable action, and do, or cause to be done, all things commercially reasonable to consummate and make effective such Tag-Along Sale, including executing any purchase agreement or other certificates, instruments and other agreement required to consummate the proposed Transfer to the Proposed Purchaser and using commercially reasonable efforts to obtain all necessary consents from third parties and take such other actions as may be necessary to effectuate the intent of the foregoing so long as such Selling Members execute the same agreements and other documents on the same terms, provided that:

(i)	a Tagging Member shall not be required to provide representations, warranties, covenants, or agreements other than those individual representations, warranties covenants, or agreements (so long as such Selling Members agree to do the same) related to such Tagging Member’s (A) ownership of and title to the shares it is transferring in such Tag-Along Sale, (B) organization, (C) authority to enter in the Tag-Along Sale and (D) conflicts and consents related to such Tag-Along Sale;

(ii)	any indemnity given by the Selling Members to the purchaser in connection with such Tag-Along Sale applicable to liabilities not specific to the Selling Members shall be apportioned among the Selling Members and the Tagging Members according to the consideration received by each Selling Member and Tagging Member and shall not exceed the lesser of (A) such Selling Member’s or Tagging Member’s (as the case may be) pro rata portion of any such liability, to be determined in accordance with such Selling Member’s or Tagging Member’s (as the case may be) portion of the total value for his, her or its Ordinary Shares included in such Tag-Along Sale or (B) such Selling Member’s or Tagging Member’s (as the case may be) proceeds from the Tag-Along Sale;

(iii)	other than a customary confidentiality covenant, a Tagging Member shall not be obligated to enter into any non-compete, non-solicit or other post-closing covenant that restricts its activities in any way; and

(iv)	a Tagging Member shall not be responsible for breaches of representations, warranties, covenants, or agreements made by any other seller in such Tag-Along Sale with respect to such other seller.

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Subject to clauses (i) through (iv) above, at the closing of any Tag-Along Sale, the Tagging Members shall deliver to the Proposed Purchaser (A) such instruments of transfer as shall be reasonably requested by the Proposed Purchaser with respect to the Ordinary Shares to be Transferred, against receipt of the purchase price therefor (so long as such Selling Members agree to do the same) and (B) such members’ Ordinary Shares, free and clear of any liens (so long as such Selling Members agree to do the same). At the closing of any proposed Tag-Along Sale, the Proposed Purchaser shall deliver payment (in full in immediately available funds) for the Ordinary Shares purchased by such Proposed Purchaser.

(f)	In connection with any Tag-Along Sale, the Tagging Members shall receive for the sale of their Ordinary Shares a pro rata portion of the aggregate consideration paid by the Proposed Purchaser.

(g)	There shall be no liability on the part of the Board of Directors, the Selling Members or the Company to the Tagging Members or any of their respective Affiliates if any Tag-Along Sale is not consummated for whatever reason. For the avoidance of doubt, the determination of whether to effect a Tag-Along Sale shall be in the sole and absolute discretion of the Selling Members.

(h)	This Section 6 shall not apply to Transfers (i) permitted by clauses (a), (b), (c), (d), (g), (h) and (i) of Section 20, (ii) in connection with a liquidation, winding-up or dissolution of the Company, (iii) pursuant to, or consequent upon, the exercise of the right of first offer set forth in Section 5 or (iv) pursuant to, or consequent upon, the exercise of the drag-along rights set forth in Section 7.

7.	Drag-Along Rights.

(a)	If at any time any Existing Member or group of Existing Members holding at least a majority of the outstanding Ordinary Shares (assuming the conversion of all Preference Shares into Ordinary Shares) (collectively, the “Dragging Members”) determine to Transfer or cause to be Transferred, in any single arm’s-length transaction or series of related arm’s-length transactions, Ordinary Shares representing all of the then-issued and outstanding Ordinary Shares (assuming the conversion of all Preference Shares into Ordinary Shares) then held by the Existing Members to one or more Persons who are unaffiliated bona fide third-party purchasers (a “Drag-Along Sale”), then the Dragging Members may elect to require all other Members (the “Dragged Members”) to, and the Dragged Members shall, (i) if such Drag-Along Sale is structured as sale of Ordinary Shares, Transfer, or caused to be Transferred, to such Person, concurrently with the Drag-Along Sale, Preference Shares or Ordinary Shares representing all of the Ordinary Shares

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then held by the Dragged Members (in the case of Preference Shares, assuming the conversion of all Preference Shares into Ordinary Shares) or (ii) if such Transfer is structured as a merger, consolidation or sale of all or substantially all of the assets of the Company, to vote in favor thereof, and otherwise to consent to and raise no objection to such Drag-Along Sale, and the Dragged Members shall waive dissenters’ rights, appraisal rights or similar rights, if any, which the Dragged Members may have in connection therewith; provided that upon the consummation of any Drag-Along Sale, (y) before any distribution or payment shall be made to any Dragging Members in connection with such Drag-Along Sale, each Dragged Member that holds Preference Shares shall be entitled to receive the Sale Payment, for each Preference Share it holds that is to be Transferred in such Drag-Along Sale in accordance with the Memorandum and (z) if such Drag-Along Sale is entered into prior to the three year anniversary of the Closing, then the consideration payable to each Dragged Member that holds Preference Shares shall be payable either (i) solely in cash or Liquid Securities, or (ii) solely to the extent holders of Ordinary Shares are receiving securities, other than Liquid Securities, in such Drag-Along Sale, then each holder of Preference Shares shall have the option of receiving non-Liquid Securities of either the same class received by holders of Ordinary Shares or in the form of Acceptable Securities. For greater certainty, under no circumstances shall any Affiliate of the Company be considered an unaffiliated bona fide third-party purchaser for purposes of this Section 7.

(b)	The Dragging Members may exercise their drag-along rights pursuant hereto by delivering to each Dragged Member and the Company, at least twenty (20) days in advance of the anticipated closing date for the Drag-Along Sale, a written notice (the “Drag Notice”), which shall set forth (i) the number of Ordinary Shares the Dragging Members proposed to be sold in such Drag-Along Sale, (ii) the name and address of the proposed Transferee in such Drag-Along Sale, (iii) the material terms and conditions of such proposed Drag-Along Sale (including the per Ordinary Share purchase price or a reasonable estimate of the maximum and minimum per Ordinary Share purchase price) and (iv) the proposed effective date of the proposed Drag-Along Sale. The Drag Notice shall also specify the number of Ordinary Shares required to be Transferred by the Dragged Member.

(c)

Prior to or in connection with the closing of any such proposed Drag-Along Sale, each Dragged Member shall take, or cause to be taken, all commercially reasonable actions, and do, or cause to be done, all things commercially reasonable or advisable to consummate or make effective such Drag-Along Sale, including (i) together with the proposed purchaser

35

or purchasers, execute any purchase agreement or other certificates, instruments and other agreement required to consummate and make effective such proposed Drag-Along Sale and (ii) using commercially reasonable efforts to obtain all necessary consents from third parties and take such other actions as may be necessary to effectuate the intent of the foregoing so long as such Dragging Members execute the same agreements and other documents on the same terms; provided that:

(i)	a Dragged Member shall not be required to provide representations, warranties, covenants, or agreements other than those individual representations, warranties covenants, or agreements (so long as such Dragging Members agree to do the same) related to such Dragged Member’s (A) ownership of and title to the shares it is transferring in such Drag-Along Sale, (B) organization, (C) authority to enter in the Drag-Along Sale and (D) conflicts and consents related to such Drag-Along Sale;

(ii)	any indemnity given by the Dragging Members to the purchaser in connection with such Drag-Along Sale applicable to liabilities not specific to the Dragging Members shall be apportioned among the Dragging Members and Dragged Members (as the case may be) according to the consideration received by each Dragging Member and Dragged Member and shall not exceed the lesser of (A) such Dragging Member’s or Dragged Member’s (as the case may be) pro rata portion of any such liability, to be determined in accordance with such Dragging Member’s or Dragged Member’s (as the case may be) portion of the total value for his, her or its shares included in such Drag-Along Sale or (B) such Dragging Member’s or Dragged Member’s (as the case may be) proceeds from the Drag-Along Sale;

(iii)	other than a customary confidentiality covenant, a Dragged Member shall not be obligated to enter into any non-compete, non-solicit or other post-closing covenant that restricts its activities in any way; and

(iv)	a Dragged Member shall not be responsible for breaches of representations, warranties, covenants, or agreements made by any other seller in such Drag-Along Sale with respect to such other seller.

Subject to clauses (i) through (iv) above, at the closing of any such proposed Drag-Along Sale, the Dragged Members shall deliver to the proposed purchaser or purchasers (x) such certificates and other instruments of transfer as shall be reasonably requested by the proposed purchaser or purchasers with respect to the Ordinary Shares to be Transferred, against receipt of the purchase price therefor in such Drag-

36

Along Sale (so long as such Dragging Members agree to do the same) and (y) the Dragged Member’s Preference Shares or Ordinary Shares, free and clear of any liens (so long as such Dragging Members agree to do the same). At the closing of any proposed Drag-Along Sale, the proposed purchaser or purchasers shall deliver payment (in full in immediately available funds) for the shares purchased by such proposed purchaser or purchasers.

(d)	In the event that the Drag-Along Sale is effectuated through a business combination (whether by way of merger, recapitalization or otherwise) or asset sale, the members shall use their commercially reasonable efforts to take, or cause to be taken, all commercially reasonable action, and to do, or cause to be done, all things commercially reasonable or advisable to consummate and make effective the business combination.

(e)	There shall be no liability on the part of the Dragging Members, the Board of Directors or the Company to the Dragged Members or any of their respective Affiliates if any Drag-Along Sale is not consummated for whatever reason. For the avoidance of doubt, the determination of whether to effect a Drag-Along Sale shall be in the sole and absolute discretion of the Dragging Members.

(f)	If more than 90 days elapse from the date of delivery of the Drag Notice without the consummation of such Drag-Along Sale, the members shall be released from their obligations with respect to such Drag-Along Sale and the provisions of this Section 7 shall again apply to any future Transfers that otherwise come within its terms.

8.	Supplemental Transfer Provisions.

(a)	Notwithstanding any other provision of this Memorandum or the Articles, no Existing Member shall Transfer any Shares in a Permitted Transfer that constitutes a Tag-Along Sale unless such Transfer is first consented to in writing, or initiated or otherwise participated in, by the Majority Existing Members.

(b)	Notwithstanding any other provision of this Memorandum or the Articles, in addition to the Transfer terms and conditions set forth in this Memorandum or the Articles, except for a Transfer in connection with the sale of Preference Shares in the Offering, a Company Sale or in the IPO, no Transfers of Shares by an Existing Member shall be completed or effective for any purpose unless the Transferee shall have executed and delivered to the Company a written undertaking substantially in the form attached to the Voting and Lock-Up Agreement, pursuant to which such Transferee agrees (x) to be bound by the terms and conditions of the Voting and Lock-Up Agreement and (y) that the Shares acquired by it shall be subject to the terms of the Voting and Lock-Up Agreement.

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(c)

The provisions of this Section 8 shall terminate upon the earlier of (i) the date on which the IPO is consummated, (ii) the consummation of a Company Sale, (iii) a liquidation, winding-up or dissolution of the Company and (iv) the third (3rd) anniversary of the Closing (provided, that the provisions of Section 8(b) shall continue to apply to Transfers permitted by virtue of this subclause (iv)).

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EXHIBIT C

FORM OF JOINDER TO SHAREHOLDERS AGREEMENT

THIS JOINDER (this “Joinder”) to the Shareholders Agreement, dated as of July 11, 2011 (as amended or restated from time to time, the “Agreement”), by and among Michael Kors Holdings Limited, a British Virgin Islands limited company (the “Company”) and the shareholders of the Company party thereto, is made and entered into as of                      by and between the Company and                      (“Joining Shareholder”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Agreement.

WHEREAS, on the date hereof, Joining Shareholder has [acquired / been issued]                      [Ordinary / Preference] Shares [from             ] and the Agreement and the Company require Joining Shareholder, as a holder of such Shares, to become a party to the Agreement, and Joining Shareholder agrees to do so in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

1. Agreement to be Bound. Joining Shareholder hereby (i) acknowledges that it has received and reviewed a complete copy of the Agreement and (ii) agrees that upon execution of this Joinder, it shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto and shall be deemed, and is hereby admitted as, a[n] “[Existing/New] Shareholder” for all purposes thereof and entitled to all the rights incidental thereto.

2. Notice. For purposes of providing notice pursuant to the Agreement, the address of Joining Shareholder is as follows:

[Name]

[Address]

[Facsimile Number]

3. Governing Law. This Agreement and the rights of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the Laws of the State of New York without regard to its rules regarding conflicts of Law to the extent that the application of the Laws of another jurisdiction would be required thereby

4. Descriptive Headings. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.

5. Counterparts. This Joinder may be executed in one or more counterparts, each of which when executed shall be deemed to be an original, and all of which together will be considered one and the same Joinder and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party or parties. For purposes of this Joinder, facsimile signatures or signatures by other electronic form of transfer shall be deemed originals, and the parties agree to exchange original signatures as promptly as possible.

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of                     .

MICHAEL KORS HOLDINGS LIMITED

By:
Name:
Title:

[HOLDER]

By:
Name:
Title:

EXHIBIT D

CHINA LICENSE TERM SHEET

(See fully executed agreement attached as Exhibit 10.7 to the Registration Statement on

Form F-1 filed by Michael Kors Holdings Limited.)

EXHIBIT E

HONG KONG, MACAU, AND TAIWAN LICENSE TERM SHEET

(See fully executed agreement attached as Exhibit 10.6 to the Registration Statement on

Form F-1 filed by Michael Kors Holdings Limited.)